UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2020

Emerging Markets Debt Fund
Investor Class (AEDVX)
I Class (AEHDX)
Y Class (AEYDX)
A Class (AEDQX)
C Class (AEDHX)
R Class (AEDWX)
R5 Class (AEDJX)
R6 Class (AEXDX)
G Class (AEDGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AEDVX	2.34%	5.03%	4.25%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	4.24%	5.87%	4.93%	—
I Class	AEHDX	2.44%	—	3.92%	4/10/17
Y Class	AEYDX	2.55%	—	4.02%	4/10/17
A Class	AEDQX				7/29/14
No sales charge		2.08%	4.77%	3.98%
With sales charge		-2.49%	3.81%	3.22%
C Class	AEDHX	1.23%	3.99%	3.21%	7/29/14
R Class	AEDWX	1.84%	4.53%	3.73%	7/29/14
R5 Class	AEDJX	2.56%	5.25%	4.46%	7/29/14
R6 Class	AEXDX	2.60%	5.29%	4.51%	7/29/14
G Class	AEDGX	3.33%	—	4.61%	11/14/17
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $12,975

JPMorgan CEMBI Broad Diversified Index — $13,516

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.87%	0.77%	1.22%	1.97%	1.47%	0.77%	0.72%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: John Lovito, Brian Howell, Thomas Youn and Alessandra Alecci

Performance Summary

Emerging Markets Debt returned 2.34%* for the fiscal year ended October 31, 2020. By comparison, the JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index rose 4.24% over the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Emerging markets bonds endured a volatile 12-month period as economies worldwide struggled with the repercussions of the coronavirus pandemic. Sweeping shutdowns and stay-at-home orders brought the global economy to a virtual standstill, and governments and central banks responded with unprecedented volumes of fiscal and monetary relief. Risky and conservative assets experienced dramatic swings, and emerging markets bonds generally underperformed those from developed economies.

The reporting period opened with relatively upbeat conditions. An easing of trade tensions between the U.S. and China helped improve global growth outlooks. Decisive U.K. election results removed some uncertainty around the country’s Brexit plans. Additionally, waning political turmoil in Latin America helped reduce overall global risk and broadly improved investor sentiment. Conditions changed dramatically in the first quarter, however, as the COVID-19 crisis prompted a wide-scale flight to quality. In addition, a quarrel between Saudi Arabia and Russia over oil production in the face of declining demand resulted in a rapid crash in oil prices in March. The unprecedented falloff further diminished prospects for oil-dependent countries already contending with the coronavirus threat.

Emerging markets debt retreated sharply alongside risk assets worldwide. Among corporate bonds, the downturn was widespread, affecting most regions, sectors and quality classifications. As growth outlooks faltered worldwide, the U.S. Federal Reserve, the European Central Bank and other central banks enacted accommodative measures designed to buffer the economic impact of the crisis. Fiscal support from the U.S. and other governments also helped improve investor sentiment, while many emerging markets central banks followed a different course than in past crises. Instead of hiking rates and protecting their currency, several central banks emphasized growth and liquidity by cutting key lending rates and implementing bond-buying measures. By purchasing government bonds, central bankers worked to rein in rising yields and maintain liquidity within local markets.

As countries began reopening, economic data steadily improved and commodity markets stabilized. Sentiment wavered late in the period, as rising infection rates in the U.S. and Europe stirred worries that a second wave could stall the recovery.

After soaring during the crisis’s onset, the U.S. dollar retreated through the second half of the period, which aided commodity prices and boosted returns for unhedged U.S.-based investors. Although riskier bonds rallied through much of the second half of the period, higher-quality emerging markets corporates, which didn’t fall as far during the March-April setback, generally outperformed. Gains among corporate bonds generally topped those from sovereign securities.

Asset Allocation Hindered Results

Our overweight position relative to the index in high-yield bonds detracted from relative performance, particularly among commodity-focused companies. Notably, investments in the oil

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.
5

and gas sector in Ghana and Indonesia lagged amid oil’s price drop and an exposure to the metals and mining sector in India weighed on returns. An underweight stake in Argentina, where corporate bonds held up relatively well as the government defaulted on a sovereign bond payment, also diminished returns. Alternatively, an underweight stake in underperforming Chinese bonds supplied a modest boost.

Security Selection Proved Beneficial

Investments in Brazil bolstered relative performance, led by holdings in the financials and consumer sectors, as the government enacted significant stimulus packages. We also secured a Brazilian hedge before the pandemic’s onset, and it effectively cushioned losses during the downturn. Exposure in the defensive telecommunications industry aided returns from Chile and Peru, while holdings in gold producers lifted our South African position. Conversely, an ill-timed hedge in Mexico dragged on returns.

Positioning for the Future

Looking ahead, we remain cautious, given the uncertainties around the economic recovery in developed and emerging markets. A late-period worldwide resurgence of COVID-19 infections stirred the possibilities of renewed lockdowns and another economic slump, and developed markets’ growth prospects could deteriorate further without additional fiscal stimulus. Although investors will likely cheer any positive vaccine developments, we believe the market is prone to volatility if distribution issues arise.

Steady progress has occurred in China and the rest of Asia, largely due to the region’s advances in fighting the pandemic. China is also less exposed to the broader global service sector, which has struggled in developed markets. Alternatively, the broader global manufacturing sector stabilized or improved, and the resulting inflationary pressures helped lift net exports and trade balances in emerging markets countries.

Against this backdrop, our near-term emphasis is on sectors we believe are poised to capitalize on China’s anticipated growth. We’re focused on commodity-based names that tap into demand for protein, pulp and paper, as well as China’s property market. Regionally, we believe Latin American opportunities hold more promise than higher-rated Asian securities.

Fundamentals point to further weakness in the U.S. dollar, which, along with recovering demand in Asia, should help commodity prices. Additionally, the Fed’s shift to inflation targeting suggests rates will remain low for a while, bolstering the demand for higher-yielding bonds. We anticipate maintaining a modestly overweight position in the high-yield space, which we believe offers the best risk/reward prospects. As always, we remain focused on select, bottom-up opportunities.

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Fund Characteristics

OCTOBER 31, 2020
Portfolio at a Glance
Average Duration (effective)	4.8 years
Weighted Average Life to Maturity	8.2 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	88.2%
Sovereign Governments and Agencies	4.6%
Exchange-Traded Funds	1.0%
Preferred Stocks	0.7%
U.S. Treasury Securities	0.5%
Temporary Cash Investments	5.0%
Temporary Cash Investments - Securities Lending Collateral	3.6%
Other Assets and Liabilities	(3.6)%
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,103.60	$5.13	0.97%
I Class	$1,000	$1,104.10	$4.60	0.87%
Y Class	$1,000	$1,104.70	$4.07	0.77%
A Class	$1,000	$1,102.30	$6.45	1.22%
C Class	$1,000	$1,097.20	$10.39	1.97%
R Class	$1,000	$1,100.90	$7.76	1.47%
R5 Class	$1,000	$1,104.70	$4.07	0.77%
R6 Class	$1,000	$1,104.90	$3.81	0.72%
G Class	$1,000	$1,108.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.26	$4.93	0.97%
I Class	$1,000	$1,020.76	$4.42	0.87%
Y Class	$1,000	$1,021.27	$3.91	0.77%
A Class	$1,000	$1,019.00	$6.19	1.22%
C Class	$1,000	$1,015.23	$9.98	1.97%
R Class	$1,000	$1,017.75	$7.46	1.47%
R5 Class	$1,000	$1,021.27	$3.91	0.77%
R6 Class	$1,000	$1,021.52	$3.66	0.72%
G Class	$1,000	$1,025.09	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares/ Principal Amount	Value
CORPORATE BONDS — 88.2%
Argentina — 0.1%
YPF SA, 8.50%, 6/27/29	$1,200,000	$673,800
Brazil — 13.4%
Azul Investments LLP, 5.875%, 10/26/24	1,000,000	797,710
Banco Bradesco SA, 2.85%, 1/27/23(1)	1,224,000	1,243,278
Banco BTG Pactual SA, 5.50%, 1/31/23	1,000,000	1,051,250
Banco BTG Pactual SA, 4.50%, 1/10/25(1)	5,400,000	5,494,500
Banco BTG Pactual SA, 4.50%, 1/10/25	500,000	508,750
Banco do Brasil SA, 3.875%, 10/10/22	1,400,000	1,442,630
Banco Votorantim SA, 4.375%, 7/29/25(1)	3,000,000	3,123,750
Braskem Netherlands Finance BV, VRN, 8.50%, 1/23/81(1)	3,000,000	3,051,780
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	3,000,000	3,025,500
GTL Trade Finance, Inc., 7.25%, 4/16/44	1,700,000	2,230,400
GUSAP III LP, 4.25%, 1/21/30(1)	4,000,000	4,249,000
Itau Unibanco Holding SA, 2.90%, 1/24/23(1)	1,450,000	1,463,064
Itau Unibanco Holding SA, 3.25%, 1/24/25(1)	4,000,000	4,058,000
Itau Unibanco Holding SA, VRN, 4.50%, 11/21/29(1)	6,000,000	5,911,560
JBS Investments II GmbH, 5.75%, 1/15/28(2)	1,900,000	1,999,750
JSM Global Sarl, 4.75%, 10/20/30(1)(2)	3,000,000	3,034,500
Minerva Luxembourg SA, 6.50%, 9/20/26	4,400,000	4,581,544
Minerva Luxembourg SA, 5.875%, 1/19/28(1)	3,250,000	3,380,845
Petrobras Global Finance BV, 5.60%, 1/3/31	1,300,000	1,402,343
Petrobras Global Finance BV, 6.875%, 1/20/40	5,600,000	6,315,456
Petrobras Global Finance BV, 6.75%, 1/27/41	2,600,000	2,897,401
Petrobras Global Finance BV, 6.90%, 3/19/49	2,000,000	2,266,280
Rumo Luxembourg Sarl, 7.375%, 2/9/24	2,150,000	2,249,975
Rumo Luxembourg Sarl, 5.875%, 1/18/25(1)	3,500,000	3,671,027
Rumo Luxembourg Sarl, 5.25%, 1/10/28(1)	800,000	839,200
Suzano Austria GmbH, 5.00%, 1/15/30	1,000,000	1,097,250
Ultrapar International SA, 5.25%, 6/6/29(1)	2,000,000	2,100,500
		73,487,243
Canada — 0.4%
MEGlobal Canada ULC, 5.00%, 5/18/25(1)	2,000,000	2,182,412
Chile — 2.3%
Enel Chile SA, 4.875%, 6/12/28	1,500,000	1,744,687
Engie Energia Chile SA, 3.40%, 1/28/30(1)	2,000,000	2,125,500
Kenbourne Invest SA, 6.875%, 11/26/24(1)	4,000,000	4,180,000
VTR Finance NV, 6.375%, 7/15/28(1)	4,000,000	4,265,000
		12,315,187
China — 4.7%
Avi Funding Co. Ltd., MTN, 3.80%, 9/16/25	3,277,000	3,686,703
Baidu, Inc., 1.72%, 4/9/26	1,150,000	1,154,203
China Evergrande Group, 8.25%, 3/23/22	1,000,000	842,410
China Evergrande Group, 8.75%, 6/28/25	1,000,000	739,506
China Overseas Finance Cayman II Ltd., 5.50%, 11/10/20	300,000	300,251
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	350,000	367,232
China Overseas Finance Cayman VII Ltd., 4.75%, 4/26/28	300,000	344,633
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	Shares/ Principal Amount	Value
CITIC Ltd., MTN, 6.80%, 1/17/23	$3,000,000	$3,341,361
CNOOC Finance 2013 Ltd., 2.875%, 9/30/29	300,000	319,530
CNOOC Finance 2014 ULC, 4.25%, 4/30/24	600,000	661,611
Country Garden Holdings Co. Ltd., 4.75%, 9/28/23	4,000,000	4,090,857
Logan Group Co. Ltd., 6.90%, 6/9/24	500,000	528,490
Meituan, 2.125%, 10/28/25(1)	300,000	300,619
Meituan, 3.05%, 10/28/30(1)	750,000	751,895
Sinopec Group Overseas Development 2018 Ltd., 4.125%, 9/12/25	700,000	788,361
Tencent Holdings Ltd., 3.24%, 6/3/50(1)	1,000,000	1,004,795
Vanke Real Estate Hong Kong Co. Ltd., MTN, 5.35%, 3/11/24	1,000,000	1,104,549
Vanke Real Estate Hong Kong Co. Ltd., MTN, 3.50%, 11/12/29	400,000	416,529
Weibo Corp., 3.375%, 7/8/30	4,000,000	4,012,926
Yuzhou Group Holdings Co. Ltd., 8.50%, 2/26/24	700,000	729,430
		25,485,891
Colombia — 6.0%
Bancolombia SA, VRN, 4.625%, 12/18/29	500,000	489,063
Ecopetrol SA, 6.875%, 4/29/30	1,700,000	2,048,925
Ecopetrol SA, 5.875%, 5/28/45	3,150,000	3,439,642
Empresas Publicas de Medellin ESP, 4.25%, 7/18/29(1)	3,000,000	3,086,070
Geopark Ltd., 6.50%, 9/21/24	1,600,000	1,508,000
Geopark Ltd., 5.50%, 1/17/27(1)	5,618,000	4,901,761
Grupo de Inversiones Suramericana SA, 5.50%, 4/29/26	2,700,000	3,043,940
Grupo Energia Bogota SA ESP, 4.875%, 5/15/30(1)(2)	2,800,000	3,196,900
Millicom International Cellular SA, 5.125%, 1/15/28(1)	850,000	893,775
Millicom International Cellular SA, 6.25%, 3/25/29	1,000,000	1,107,815
Millicom International Cellular SA, 6.25%, 3/25/29(1)	2,000,000	2,215,630
Millicom International Cellular SA, 4.50%, 4/27/31(1)	1,000,000	1,016,250
Oleoducto Central SA, 4.00%, 7/14/27(1)	1,800,000	1,886,670
Promigas SA ESP / Gases del Pacifico SAC, 3.75%, 10/16/29(1)	2,000,000	2,028,020
SURA Asset Management SA, 4.375%, 4/11/27(2)	2,000,000	2,236,120
		33,098,581
Ghana — 0.6%
Kosmos Energy Ltd., 7.125%, 4/4/26(1)	3,600,000	2,998,944
Guatemala — 0.4%
Central American Bottling Corp., 5.75%, 1/31/27(1)	2,000,000	2,100,000
Hong Kong — 0.7%
CK Hutchison International 20 Ltd., 2.50%, 5/8/30(1)	1,500,000	1,556,595
HPHT Finance 17 Ltd., 2.75%, 9/11/22	2,000,000	2,049,702
		3,606,297
India — 6.4%
Adani Electricity Mumbai Ltd., 3.95%, 2/12/30(1)	2,000,000	1,983,950
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27	2,800,000	2,819,451
Adani Ports & Special Economic Zone Ltd., 4.20%, 8/4/27(1)	2,000,000	2,013,370
Adani Transmission Ltd., 4.25%, 5/21/36(1)	3,184,000	3,232,158
Axis Bank Ltd., MTN, 3.00%, 8/8/22	3,325,000	3,355,660
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(1)	1,050,000	1,107,750
Delhi International Airport Ltd., 6.45%, 6/4/29(1)(2)	3,000,000	3,032,100
Greenko Investment Co., 4.875%, 8/16/23(1)	3,300,000	3,320,414
Greenko Solar Mauritius Ltd., 5.55%, 1/29/25(1)	4,000,000	4,122,849
ICICI Bank Ltd., MTN, 4.00%, 3/18/26	3,625,000	3,857,910
Reliance Industries Ltd., 4.125%, 1/28/25	1,350,000	1,484,675
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	Shares/ Principal Amount	Value
Vedanta Resources Ltd., 8.25%, 6/7/21	$2,259,000	$1,985,096
Vedanta Resources Ltd., 6.375%, 7/30/22	500,000	354,000
Vedanta Resources Ltd., 6.125%, 8/9/24(1)	3,780,000	2,221,802
		34,891,185
Indonesia — 5.4%
Bayan Resources Tbk PT, 6.125%, 1/24/23(1)	2,500,000	2,438,799
Cikarang Listrindo Tbk PT, 4.95%, 9/14/26(2)	6,901,000	7,108,030
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25(1)	2,000,000	1,999,370
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	5,000,000	5,698,454
Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50(1)	2,000,000	2,333,511
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	2,500,000	2,213,750
Medco Platinum Road Pte Ltd., 6.75%, 1/30/25	2,700,000	2,626,796
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	3,000,000	3,292,500
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak, 4.85%, 10/14/38(1)	1,440,000	1,478,803
TBG Global Pte Ltd., 5.25%, 2/10/22	200,000	201,265
		29,391,278
Israel — 3.0%
Altice Financing SA, 5.00%, 1/15/28(1)	5,500,000	5,342,233
Israel Electric Corp. Ltd., 6.875%, 6/21/23(1)	200,000	229,000
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	1,000,000	1,133,645
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	800,000	906,916
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	1,500,000	1,536,328
Leviathan Bond Ltd., 6.125%, 6/30/25(1)	1,000,000	1,036,604
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	2,950,000	2,803,267
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	2,000,000	2,016,000
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	1,500,000	1,557,345
		16,561,338
Kazakhstan — 0.5%
KazMunayGas National Co. JSC, 4.75%, 4/19/27	2,500,000	2,818,175
Kuwait — 0.7%
Equate Petrochemical BV, MTN, 4.25%, 11/3/26	2,334,000	2,500,778
Kuwait Projects Co. SPC Ltd., 5.00%, 3/15/23	1,350,000	1,394,221
		3,894,999
Macau — 2.2%
Melco Resorts Finance Ltd., 5.75%, 7/21/28(1)	5,500,000	5,487,729
Sands China Ltd., 5.125%, 8/8/25	3,300,000	3,561,013
Sands China Ltd., 5.40%, 8/8/28(2)	2,000,000	2,179,060
Wynn Macau Ltd., 5.50%, 1/15/26(1)	500,000	481,875
Wynn Macau Ltd., 5.625%, 8/26/28(1)	500,000	481,250
		12,190,927
Mexico — 8.7%
Axtel SAB de CV, 6.375%, 11/14/24(1)	3,500,000	3,645,250
BBVA Bancomer SA, 6.75%, 9/30/22(2)	2,000,000	2,155,500
BBVA Bancomer SA, 1.875%, 9/18/25(1)	500,000	496,875
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	7,000,000	6,914,250
BBVA Bancomer SA, VRN, 5.875%, 9/13/34(1)	2,700,000	2,806,812
Cemex SAB de CV, 5.70%, 1/11/25	2,000,000	2,056,000
Cemex SAB de CV, 7.75%, 4/16/26	2,000,000	2,118,500
Cemex SAB de CV, 7.375%, 6/5/27(1)	1,000,000	1,102,760
Cemex SAB de CV, 5.20%, 9/17/30(1)	1,650,000	1,745,106
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	2,108,250	2,336,732
12

	Shares/ Principal Amount	Value
Fresnillo plc, 4.25%, 10/2/50(1)	$800,000	$816,000
Grupo Televisa SAB, 5.25%, 5/24/49	750,000	877,087
Industrias Penoles SAB de CV, 4.75%, 8/6/50(1)	1,750,000	1,842,059
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(1)	1,300,000	1,223,300
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	4,150,000	4,503,165
Petroleos Mexicanos, 5.375%, 3/13/22	2,000,000	2,030,030
Petroleos Mexicanos, 4.625%, 9/21/23(2)	1,400,000	1,385,825
Petroleos Mexicanos, 6.875%, 10/16/25(1)	850,000	841,500
Petroleos Mexicanos, 6.49%, 1/23/27	2,200,000	2,049,300
Petroleos Mexicanos, 6.50%, 3/13/27	2,300,000	2,141,622
Sigma Finance Netherlands BV, 4.875%, 3/27/28	2,000,000	2,249,000
Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/25(1)	2,825,000	2,464,516
		47,801,189
Morocco — 1.2%
OCP SA, 4.50%, 10/22/25	300,000	318,069
OCP SA, 6.875%, 4/25/44	4,900,000	6,163,053
		6,481,122
Nigeria — 1.4%
IHS Netherlands Holdco BV, 7.125%, 3/18/25	1,300,000	1,319,346
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	6,000,000	6,135,000
		7,454,346
Panama — 4.6%
AES Panama Generation Holdings SRL, 4.375%, 5/31/30(1)	2,000,000	2,121,880
Banistmo SA, 3.65%, 9/19/22	4,756,000	4,857,303
Banistmo SA, 4.25%, 7/31/27(1)	1,800,000	1,875,960
C&W Senior Financing DAC, 7.50%, 10/15/26	1,575,000	1,663,035
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	8,095,000	8,544,272
Cable Onda SA, 4.50%, 1/30/30(1)(2)	5,950,000	6,273,531
		25,335,981
Peru — 4.0%
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/29	200,000	221,492
Banco Internacional del Peru SAA Interbank, VRN, 4.00%, 7/8/30(1)	2,000,000	2,027,500
Fenix Power Peru SA, 4.32%, 9/20/27	1,614,706	1,646,709
Inkia Energy Ltd., 5.875%, 11/9/27	7,500,000	7,839,750
Intercorp Financial Services, Inc., 4.125%, 10/19/27(1)	4,990,000	5,164,650
Kallpa Generacion SA, 4.125%, 8/16/27	4,904,000	5,168,816
		22,068,917
Qatar — 0.7%
Nakilat, Inc., 6.07%, 12/31/33(1)	1,000,000	1,270,840
Nakilat, Inc., 6.27%, 12/31/33	553,583	700,393
Ooredoo International Finance Ltd., MTN, 5.00%, 10/19/25	1,700,000	1,980,917
		3,952,150
Russia — 3.2%
Gazprom PJSC Via Gaz Capital SA, 5.15%, 2/11/26	2,000,000	2,229,071
Gazprom PJSC Via Gaz Capital SA, 4.95%, 3/23/27	3,600,000	4,007,206
Gazprom PJSC Via Gaz Capital SA, MTN, 7.29%, 8/16/37	1,450,000	2,031,581
Gazprom PJSC via Gaz Finance plc, 3.25%, 2/25/30(1)	3,700,000	3,693,096
Lukoil International Finance BV, 6.125%, 11/9/20	200,000	200,148
Lukoil Securities BV, 3.875%, 5/6/30(1)	1,500,000	1,593,900
VEON Holdings BV, 7.25%, 4/26/23(1)	3,150,000	3,484,700
13

	Shares/ Principal Amount	Value
VEON Holdings BV, 4.00%, 4/9/25(1)	$300,000	$313,385
		17,553,087
Saudi Arabia — 3.5%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	1,900,000	1,868,807
SABIC Capital II BV, 4.50%, 10/10/28(1)	4,300,000	5,077,642
Saudi Arabian Oil Co., 3.50%, 4/16/29(1)	2,700,000	2,979,929
Saudi Arabian Oil Co., MTN, 2.875%, 4/16/24	780,000	818,270
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39	4,200,000	4,806,301
Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28	2,900,000	3,420,286
		18,971,235
Singapore — 1.5%
BOC Aviation Ltd., 3.25%, 4/29/25(1)	2,000,000	2,092,350
Oversea-Chinese Banking Corp. Ltd., MTN, 4.25%, 6/19/24	3,700,000	4,050,010
United Overseas Bank Ltd., MTN, VRN, 2.88%, 3/8/27	2,050,000	2,090,047
		8,232,407
South Africa — 3.1%
AngloGold Ashanti Holdings plc, 6.50%, 4/15/40	2,000,000	2,468,315
Eskom Holdings SOC Ltd., 5.75%, 1/26/21	2,000,000	1,966,162
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 5/15/29	3,000,000	3,585,000
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	2,125,000	2,188,956
Prosus NV, 4.85%, 7/6/27	393,000	451,718
Prosus NV, 3.68%, 1/21/30(1)	2,150,000	2,342,355
Sasol Financing International Ltd., 4.50%, 11/14/22	1,000,000	975,751
SASOL Financing USA LLC, 5.875%, 3/27/24	1,000,000	969,750
SASOL Financing USA LLC, 6.50%, 9/27/28	2,200,000	2,121,900
		17,069,907
South Korea — 0.9%
KEB Hana Bank, MTN, 4.375%, 9/30/24	400,000	442,072
Shinhan Financial Group Co. Ltd., VRN, 3.34%, 2/5/30(1)	1,000,000	1,047,775
Woori Bank, MTN, 4.75%, 4/30/24	3,350,000	3,690,025
		5,179,872
Tanzania, United Republic Of — 1.3%
HTA Group Ltd., 7.00%, 12/18/25(1)	6,700,000	7,033,794
Thailand — 0.3%
Thaioil Treasury Center Co. Ltd., 3.50%, 10/17/49(1)	2,000,000	1,772,179
Turkey — 0.3%
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 3/14/26(1)(2)	1,700,000	1,725,142
Ukraine — 2.4%
Kernel Holding SA, 6.50%, 10/17/24(1)	2,850,000	2,876,363
Kernel Holding SA, 6.75%, 10/27/27(1)	1,250,000	1,246,875
Metinvest BV, 7.65%, 10/1/27(1)	2,000,000	1,957,080
Metinvest BV, 7.75%, 10/17/29(1)	3,000,000	2,883,450
MHP Lux SA, 6.95%, 4/3/26	2,030,000	2,042,797
MHP SE, 7.75%, 5/10/24(1)	2,200,000	2,304,060
		13,310,625
United Arab Emirates — 2.9%
Abu Dhabi National Energy Co. PJSC, 4.875%, 4/23/30(1)	2,000,000	2,478,272
ADCB Finance Cayman Ltd., MTN, 4.50%, 3/6/23	1,100,000	1,172,275
DP World Crescent Ltd., MTN, 4.85%, 9/26/28	3,600,000	4,015,743
DP World Crescent Ltd., MTN, 3.875%, 7/18/29	2,600,000	2,718,629
DP World plc, MTN, 5.625%, 9/25/48	1,500,000	1,716,562
14

	Shares/ Principal Amount	Value
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/36(1)(3)	$4,000,000	$3,996,116
		16,097,597
Zambia — 1.4%
First Quantum Minerals Ltd., 7.25%, 4/1/23	1,500,000	1,509,787
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	2,200,000	2,187,625
First Quantum Minerals Ltd., 6.875%, 3/1/26	3,000,000	2,983,125
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	1,000,000	996,250
		7,676,787
TOTAL CORPORATE BONDS (Cost $471,338,743)		483,412,594
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.6%
Brazil — 0.4%
Brazilian Government International Bond, 3.875%, 6/12/30	2,000,000	2,028,500
Colombia — 0.3%
Colombia Government International Bond, 3.125%, 4/15/31	500,000	513,625
Colombia Government International Bond, 4.125%, 5/15/51	1,000,000	1,045,000
		1,558,625
Dominican Republic — 0.8%
Dominican Republic International Bond, 5.95%, 1/25/27	2,500,000	2,731,250
Dominican Republic International Bond, 6.85%, 1/27/45	1,500,000	1,614,450
		4,345,700
El Salvador — 0.2%
El Salvador Government International Bond, 6.375%, 1/18/27(2)	1,100,000	900,911
India — 0.2%
Export-Import Bank of India, 3.375%, 8/5/26	613,000	648,036
Export-Import Bank of India, 3.875%, 2/1/28	400,000	422,252
		1,070,288
Jordan†
Jordan Government International Bond, 7.375%, 10/10/47(1)	200,000	207,377
Nigeria — 0.6%
Nigeria Government International Bond, MTN, 6.50%, 11/28/27	3,100,000	3,016,444
Oman — 0.5%
Oman Government International Bond, 3.625%, 6/15/21	2,000,000	1,988,283
Oman Government International Bond, MTN, 6.00%, 8/1/29	1,000,000	915,530
		2,903,813
Russia — 0.7%
Russian Foreign Bond - Eurobond, 4.875%, 9/16/23	400,000	438,591
Russian Foreign Bond - Eurobond, 4.75%, 5/27/26	1,000,000	1,144,416
Russian Foreign Bond - Eurobond, 4.25%, 6/23/27	800,000	899,833
Russian Foreign Bond - Eurobond, 5.625%, 4/4/42	600,000	791,106
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47	600,000	790,861
		4,064,807
Turkey — 0.9%
Turkey Government International Bond, 5.75%, 3/22/24	2,700,000	2,632,703
Turkey Government International Bond, 5.60%, 11/14/24	2,600,000	2,504,218
		5,136,921
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $25,830,203)		25,233,386
EXCHANGE-TRADED FUNDS — 1.0%
Energy Select Sector SPDR Fund	96,000	2,757,120
15

	Shares/ Principal Amount	Value
VanEck Vectors Emerging Markets High Yield Bond ETF	116,000	$2,622,760
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,400,481)		5,379,880
PREFERRED STOCK — 0.7%
Mexico — 0.7%
Banco Mercantil del Norte SA, 8.375%(1) (Cost $3,829,250)	3,800,000	4,038,488
U.S. TREASURY SECURITIES — 0.5%
United States— 0.5%
U.S. Treasury Bills, 0.09%, 12/10/20(5)	$1,500,000	1,499,875
U.S. Treasury Notes, 2.875%, 8/15/28(6)	885,000	1,029,746
TOTAL U.S. TREASURY SECURITIES (Cost $2,546,944)		2,529,621
TEMPORARY CASH INVESTMENTS(4)— 5.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $10,254,577), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $10,089,010)		10,088,959
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 7/15/30, valued at $17,934,680), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $17,583,088)		17,583,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,671,959)		27,671,959
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(7) — 3.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $19,463,453)	19,463,453	19,463,453
TOTAL INVESTMENT SECURITIES — 103.6% (Cost $556,081,033)		567,729,381
OTHER ASSETS AND LIABILITIES — (3.6)%		(19,877,618)
TOTAL NET ASSETS — 100.0%		$547,851,763

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	276	December 2020	$60,952,875	$(2,777)
U.S. Treasury Long Bonds	1	December 2020	172,469	(3,596)
			$61,125,344	$(6,373)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	51	December 2020	$6,405,680	$8,651
U.S. Treasury 10-Year Notes	102	December 2020	14,098,312	75,520
U.S. Treasury 10-Year Ultra Notes	111	December 2020	17,458,219	213,590
U.S. Treasury Ultra Bonds	20	December 2020	4,300,000	103,040
			$42,262,211	$400,801
^Amount represents value and unrealized appreciation (depreciation).
16

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 34	Buy	(5.00)%	6/20/25	$4,968,000	$(198,654)	$(41,940)	$(240,594)

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Goldman Sachs & Co./ Brazilian Government International Bond	Buy	(1.00)%	12/20/25	$29,400,000	$1,946,481	$(316,377)	$1,630,104
Goldman Sachs & Co./ Mexico Government International Bond	Buy	(1.00)%	12/20/25	$21,800,000	587,890	(315,601)	272,289
Morgan Stanley/ Colombia Government International Bond	Buy	(1.00)%	12/20/25	$11,400,000	285,466	(152,802)	132,664
					$2,819,837	$(784,780)	$2,035,057

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

17

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†    Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $261,650,161, which represented 47.8% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $19,641,257. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $2,360,000.
(5)The rate indicated is the yield to maturity at purchase.
(6)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,026,255.
(7)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $20,208,715, which includes securities collateral of $745,262.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $536,617,580) — including $19,641,257 of securities on loan	$548,265,928
Investment made with cash collateral received for securities on loan, at value (cost of $19,463,453)	19,463,453
Total investment securities, at value (cost of $556,081,033)	567,729,381
Cash	30,470
Receivable for investments sold	2,406,146
Receivable for capital shares sold	21,201
Receivable for variation margin on futures contracts	69,922
Receivable for variation margin on swap agreements	5,229
Swap agreements, at value (including net premiums paid (received) of $2,819,837)	2,035,057
Interest and dividends receivable	6,089,336
Securities lending receivable	4,065
578,390,807

Liabilities
Payable for collateral received for securities on loan	19,463,453
Payable for collateral received for swap agreements	2,360,000
Payable for investments purchased	8,439,378
Payable for capital shares redeemed	182,893
Accrued management fees	92,094
Distribution and service fees payable	180
Dividends payable	1,046
30,539,044

Net Assets	$547,851,763

Net Assets Consist of:
Capital paid in	$554,286,536
Distributable earnings	(6,434,773)
$547,851,763

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$89,509,234	8,675,986	$10.32
I Class	$1,886,573	182,876	$10.32
Y Class	$18,474,919	1,790,823	$10.32
A Class	$362,929	35,211	$10.31*
C Class	$40,791	3,964	$10.29
R Class	$139,400	13,528	$10.30
R5 Class	$7,685	745	$10.32
R6 Class	$1,957,994	189,749	$10.32
G Class	$435,472,238	42,212,829	$10.32
*Maximum offering price $10.80 (net asset value divided by 0.955).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $7,124)	$19,150,533
Dividends	98,335
Securities lending, net	23,334
19,272,202

Expenses:
Management fees	3,101,171
Distribution and service fees:
A Class	842
C Class	451
R Class	608
Trustees' fees and expenses	27,446
Other expenses	8,399
3,138,917
Fees waived - G Class	(2,036,579)
1,102,338

Net investment income (loss)	18,169,864

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,687,417)
Futures contract transactions	(386,153)
Swap agreement transactions	(83,963)
(6,157,533)

Change in net unrealized appreciation (depreciation) on:
Investments	(460,497)
Futures contracts	307,649
Swap agreements	(634,701)
(787,549)

Net realized and unrealized gain (loss)	(6,945,082)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,224,782

See Notes to Financial Statements.
20

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$18,169,864	$18,701,891
Net realized gain (loss)	(6,157,533)	(4,971,219)
Change in net unrealized appreciation (depreciation)	(787,549)	29,345,617
Net increase (decrease) in net assets resulting from operations	11,224,782	43,076,289

Distributions to Shareholders
From earnings:
Investor Class	(3,226,082)	(3,824,864)
I Class	(204,981)	(39,691)
Y Class	(539,319)	(298,244)
A Class	(11,442)	(10,905)
C Class	(1,203)	(1,132)
R Class	(3,820)	(2,540)
R5 Class	(288)	(310)
R6 Class	(328,277)	(397,556)
G Class	(13,127,583)	(13,766,931)
Decrease in net assets from distributions	(17,442,995)	(18,342,173)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	171,319,312	(53,833,120)

Net increase (decrease) in net assets	165,101,099	(29,099,004)

Net Assets
Beginning of period	382,750,664	411,849,668
End of period	$547,851,763	$382,750,664

See Notes to Financial Statements.

21

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.
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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$18,811,326	—	—	—	$18,811,326
Sovereign Governments and Agencies	652,127	—	—	—	652,127
Total Borrowings	$19,463,453	—	—	—	$19,463,453
Gross amount of recognized liabilities for securities lending transactions					$19,463,453

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Investment Trust own, in aggregate, 61% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
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Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.96%	0.86%	0.76%	0.96%	0.96%	0.96%	0.76%	0.71%	0.00%(1)
(1)Annual management fee before waiver was 0.71%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended October 31, 2020 were $267,678,289 and $252,079,231, respectively.

On August 10, 2020, the fund received investment securities and other financial instruments valued at $168,456,649 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.
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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,463,383	$14,801,160	733,888	$7,459,732
Issued in reinvestment of distributions	315,642	3,211,040	375,381	3,812,295
Redeemed	(1,958,287)	(19,638,937)	(1,530,345)	(15,549,532)
	(179,262)	(1,626,737)	(421,076)	(4,277,505)
I Class
Sold	2,012,193	20,492,202	209,605	2,134,399
Issued in reinvestment of distributions	18,815	193,373	3,839	39,680
Redeemed	(2,032,840)	(20,693,388)	(29,366)	(303,762)
	(1,832)	(7,813)	184,078	1,870,317
Y Class
Sold	764,976	7,764,614	758,823	7,717,657
Issued in reinvestment of distributions	53,070	539,319	29,133	298,229
Redeemed	(116,235)	(1,174,160)	(27,579)	(281,052)
	701,811	7,129,773	760,377	7,734,834
A Class
Sold	12,868	133,795	21,718	219,417
Issued in reinvestment of distributions	1,124	11,422	1,069	10,905
Redeemed	(8,966)	(91,228)	(9,349)	(96,193)
	5,026	53,989	13,438	134,129
C Class
Sold	—	—	1,113	11,500
Issued in reinvestment of distributions	119	1,203	112	1,132
Redeemed	(668)	(6,905)	—	—
	(549)	(5,702)	1,225	12,632
R Class
Sold	9,188	92,668	3,455	35,074
Issued in reinvestment of distributions	373	3,782	248	2,520
Redeemed	(4,477)	(44,403)	(1,034)	(10,443)
	5,084	52,047	2,669	27,151
R5 Class
Issued in reinvestment of distributions	29	288	30	310
R6 Class
Sold	216,660	2,216,101	415,496	4,229,068
Issued in reinvestment of distributions	32,163	326,412	39,100	397,556
Redeemed	(1,036,586)	(10,571,471)	(430,416)	(4,341,472)
	(787,763)	(8,028,958)	24,180	285,152
G Class
Sold	20,040,002	207,455,864	686,578	6,965,480
Issued in reinvestment of distributions	1,287,138	13,127,491	1,356,165	13,766,931
Redeemed	(4,548,550)	(46,830,930)	(8,086,729)	(80,352,551)
	16,778,590	173,752,425	(6,043,986)	(59,620,140)
Net increase (decrease)	16,521,134	$171,319,312	(5,479,065)	$(53,833,120)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$483,412,594	—
Sovereign Governments and Agencies	—	25,233,386	—
Exchange-Traded Funds	$5,379,880	—	—
Preferred Stocks	—	4,038,488	—
U.S. Treasury Securities	—	2,529,621	—
Temporary Cash Investments	—	27,671,959	—
Temporary Cash Investments - Securities Lending Collateral	19,463,453	—	—
	$24,843,333	$542,886,048	—
Other Financial Instruments
Futures Contracts	$400,801	—	—
Swap Agreements	—	$2,035,057	—
	$400,801	$2,035,057	—

Liabilities
Other Financial Instruments
Futures Contracts	$6,373	—	—
Swap Agreements	—	$240,594	—
	$6,373	$240,594	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $53,859,000.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $53,766,274 futures contracts purchased and $28,400,354 futures contracts sold.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$5,229	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	2,035,057	Swap agreements	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	69,922	Payable for variation margin on futures contracts*	—
		$2,110,208		—

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(83,963)	Change in net unrealized appreciation (depreciation) on swap agreements	$(634,701)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(386,153)	Change in net unrealized appreciation (depreciation) on futures contracts	307,649
		$(470,116)		$(327,052)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$17,442,995	$18,342,173
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$557,189,174
Gross tax appreciation of investments	$15,522,832
Gross tax depreciation of investments	(4,982,625)
Net tax appreciation (depreciation) of investments	10,540,207
Net tax appreciation (depreciation) on derivatives	(727,136)
Net tax appreciation (depreciation)	$9,813,071
Other book-to-tax adjustments	$(1,046)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(8,805,669)
Accumulated long-term capital losses	$(7,441,129)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.46	0.39	(0.16)	0.23	(0.37)	—	(0.37)	$10.32	2.34%	0.97%	3.83%	68%	$89,509
2019	$9.79	0.43	0.66	1.09	(0.42)	—	(0.42)	$10.46	11.35%	0.97%	4.24%	75%	$92,647
2018	$10.43	0.35	(0.64)	(0.29)	(0.33)	(0.02)	(0.35)	$9.79	(2.76)%	0.97%	3.52%	85%	$90,831
2017	$10.32	0.35	0.16	0.51	(0.34)	(0.06)	(0.40)	$10.43	5.11%	0.97%	3.39%	154%	$6,634
2016	$9.75	0.36	0.57	0.93	(0.36)	—	(0.36)	$10.32	9.77%	0.97%	3.59%	97%	$3,898
I Class
2020	$10.46	0.40	(0.16)	0.24	(0.38)	—	(0.38)	$10.32	2.44%	0.87%	3.93%	68%	$1,887
2019	$9.79	0.44	0.66	1.10	(0.43)	—	(0.43)	$10.46	11.47%	0.87%	4.34%	75%	$1,932
2018	$10.44	0.34	(0.63)	(0.29)	(0.34)	(0.02)	(0.36)	$9.79	(2.76)%	0.87%	3.62%	85%	$6
2017(3)	$10.30	0.20	0.14	0.34	(0.20)	—	(0.20)	$10.44	3.28%	0.87%(4)	3.38%(4)	154%(5)	$38
Y Class
2020	$10.46	0.41	(0.16)	0.25	(0.39)	—	(0.39)	$10.32	2.55%	0.77%	4.03%	68%	$18,475
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.57%	0.77%	4.44%	75%	$11,393
2018	$10.44	0.40	(0.68)	(0.28)	(0.35)	(0.02)	(0.37)	$9.79	(2.67)%	0.77%	3.72%	85%	$3,218
2017(3)	$10.30	0.21	0.13	0.34	(0.20)	—	(0.20)	$10.44	3.33%	0.77%(4)	3.52%(4)	154%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$10.45	0.37	(0.16)	0.21	(0.35)	—	(0.35)	$10.31	2.08%	1.22%	3.58%	68%	$363
2019	$9.78	0.40	0.66	1.06	(0.39)	—	(0.39)	$10.45	11.08%	1.22%	3.99%	75%	$316
2018	$10.43	0.28	(0.60)	(0.32)	(0.31)	(0.02)	(0.33)	$9.78	(3.11)%	1.22%	3.27%	85%	$164
2017	$10.32	0.32	0.17	0.49	(0.32)	(0.06)	(0.38)	$10.43	4.84%	1.22%	3.14%	154%	$6,619
2016	$9.74	0.33	0.59	0.92	(0.34)	—	(0.34)	$10.32	9.61%	1.22%	3.34%	97%	$6,282
C Class
2020	$10.44	0.29	(0.17)	0.12	(0.27)	—	(0.27)	$10.29	1.23%	1.97%	2.83%	68%	$41
2019	$9.77	0.33	0.66	0.99	(0.32)	—	(0.32)	$10.44	10.26%	1.97%	3.24%	75%	$47
2018	$10.41	0.20	(0.59)	(0.39)	(0.23)	(0.02)	(0.25)	$9.77	(3.74)%	1.97%	2.52%	85%	$32
2017	$10.30	0.25	0.16	0.41	(0.24)	(0.06)	(0.30)	$10.41	4.07%	1.97%	2.39%	154%	$1,144
2016	$9.72	0.26	0.58	0.84	(0.26)	—	(0.26)	$10.30	8.81%	1.97%	2.59%	97%	$1,110
R Class
2020	$10.45	0.34	(0.17)	0.17	(0.32)	—	(0.32)	$10.30	1.84%	1.47%	3.33%	68%	$139
2019	$9.78	0.38	0.66	1.04	(0.37)	—	(0.37)	$10.45	10.80%	1.47%	3.74%	75%	$88
2018	$10.42	0.26	(0.60)	(0.34)	(0.28)	(0.02)	(0.30)	$9.78	(3.26)%	1.47%	3.02%	85%	$56
2017	$10.31	0.30	0.16	0.46	(0.29)	(0.06)	(0.35)	$10.42	4.58%	1.47%	2.89%	154%	$1,205
2016	$9.73	0.31	0.58	0.89	(0.31)	—	(0.31)	$10.31	9.34%	1.47%	3.09%	97%	$1,120

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$10.46	0.41	(0.16)	0.25	(0.39)	—	(0.39)	$10.32	2.56%	0.77%	4.03%	68%	$8
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.59%	0.77%	4.44%	75%	$7
2018	$10.43	0.31	(0.57)	(0.26)	(0.36)	(0.02)	(0.38)	$9.79	(2.55)%	0.77%	3.72%	85%	$7
2017	$10.32	0.37	0.16	0.53	(0.36)	(0.06)	(0.42)	$10.43	5.31%	0.77%	3.59%	154%	$5,986
2016	$9.75	0.38	0.57	0.95	(0.38)	—	(0.38)	$10.32	9.99%	0.77%	3.79%	97%	$5,682
R6 Class
2020	$10.46	0.42	(0.16)	0.26	(0.40)	—	(0.40)	$10.32	2.60%	0.72%	4.08%	68%	$1,958
2019	$9.79	0.46	0.66	1.12	(0.45)	—	(0.45)	$10.46	11.62%	0.72%	4.49%	75%	$10,229
2018	$10.44	0.37	(0.64)	(0.27)	(0.36)	(0.02)	(0.38)	$9.79	(2.61)%	0.72%	3.77%	85%	$9,336
2017	$10.33	0.38	0.16	0.54	(0.37)	(0.06)	(0.43)	$10.44	5.37%	0.72%	3.64%	154%	$16,492
2016	$9.75	0.38	0.59	0.97	(0.39)	—	(0.39)	$10.33	10.15%	0.72%	3.84%	97%	$15,465
G Class
2020	$10.46	0.49	(0.16)	0.33	(0.47)	—	(0.47)	$10.32	3.33%	0.01%(6)	4.79%(6)	68%	$435,472
2019	$9.79	0.53	0.66	1.19	(0.52)	—	(0.52)	$10.46	12.41%	0.01%(7)	5.20%(7)	75%	$266,091
2018(8)	$10.40	0.44	(0.62)	(0.18)	(0.41)	(0.02)	(0.43)	$9.79	(1.59)%	0.01%(4)(9)	4.49%(4)(9)	85%(10)	$308,199

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.72% and 4.08%,respectively.
(7)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.72% and 4.49%, respectively.
(8)November 14, 2017 (commencement of sale) through October 31, 2018.
(9)The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.72% and 3.78%, respectively.
(10)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Emerging Markets Debt Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Debt Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (since 2018); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	63	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
39

renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
40

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to
41

minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Notes

44

Notes

45

Notes

46

Notes

47

Notes
48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 2012

Annual Report

October 31, 2020

Global Bond Fund
Investor Class (AGBVX)
I Class (AGBHX)
Y Class (AGBWX)
A Class (AGBAX)
C Class (AGBTX)
R Class (AGBRX)
R5 Class (AGBNX)
R6 Class (AGBDX)
G Class (AGBGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AGBVX	1.96%	3.51%	3.29%	1/31/12
Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged)	—	4.32%	4.25%	3.94%	—
I Class	AGBHX	2.01%	—	3.74%	4/10/17
Y Class	AGBWX	2.15%	—	3.89%	4/10/17
A Class	AGBAX				1/31/12
No sales charge		1.69%	3.25%	3.03%
With sales charge		-2.89%	2.31%	2.49%
C Class	AGBTX	0.97%	2.49%	2.27%	1/31/12
R Class	AGBRX	1.42%	2.99%	2.77%	1/31/12
R5 Class	AGBNX	2.16%	3.72%	3.49%	1/31/12
R6 Class	AGBDX	2.23%	3.77%	3.71%	7/26/13
G Class	AGBGX	2.80%	—	4.40%	7/28/17
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $13,277

Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) — $14,025

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.84%	0.74%	0.64%	1.09%	1.84%	1.34%	0.64%	0.59%	0.59%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Robert Gahagan and Abdelak Adjriou

Performance Summary

Global Bond returned 1.96%* for the fiscal year ended October 31, 2020. By comparison, the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 4.32% over the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Global bond markets endured a volatile 12-month period as economies worldwide struggled with the repercussions of the coronavirus pandemic. Sweeping shutdowns and stay-at-home orders brought the global economy to a virtual standstill, and governments and central banks responded with unprecedented volumes of fiscal and monetary relief. Risky and conservative assets experienced dramatic swings, although interest rates across developed markets generally declined and subsequently hovered near historical lows.

The reporting period opened with the U.S. Federal Reserve (Fed) implementing its third rate cut of 2019 and the European Central Bank (ECB) launching a fresh round of bond buying, which aided global growth outlooks. Conditions changed dramatically in the first quarter, however, as the COVID-19 crisis prompted a wide-scale flight to quality. In addition, a quarrel between Saudi Arabia and Russia over oil production in the face of declining demand resulted in a rapid crash in oil prices in March. The unprecedented falloff further diminished prospects for oil-dependent countries already contending with the coronavirus threat.

Extreme dislocations in valuation and liquidity hit global credit markets. Furthermore, short-term funding notes, such as commercial paper and repurchase agreements, also showed substantial stress as the global financial system faced a sudden liquidity crunch. That threat faded as massive stimulus programs from the Fed, the ECB and other central banks helped restore confidence in global financial markets. Fiscal support from the U.S. and other governments also helped improve investor sentiment, and as countries began reopening, economic data steadily improved and commodity markets stabilized. Sentiment wavered late in the period, as concerns around rising infection rates in the U.S. and Europe stirred worries that a second wave could stall the recovery.

After soaring during the crisis’s onset, the U.S. dollar retreated through the second half of the period, which aided commodity prices. Although riskier bonds rallied through much of the second half of the period, higher-quality investment-grade issues, which didn’t fall as far during the March-April setback, generally outperformed the overall bond market.

Sector Allocation, Security Selection Hindered Performance

Within the portfolio, an overweight position relative to the index in high-yield securities weighed on relative returns. These riskier bonds fell farther than investment-grade securities as the pandemic first spread and took longer to recover from the abrupt downturn. Furthermore, the bond-buying initiatives of the Fed, ECB and Bank of England provided more support to investment-grade bonds.

Security selection in securitized debt also detracted, led by U.S. non-agency commercial mortgage-backed securities and agency mortgage-backed securities. An overweight position in securitized bonds helped offset the decline. Separately, the portfolio’s duration exposure proved a drag on

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.

performance amid the sizable rally in U.S. Treasuries at the height of the pandemic. Duration exposure in out-of-index inflation-linked bonds underperformed as inflation expectations rapidly receded at that time and much of our U.S. duration was held in more risk-sensitive assets. Our underweight duration in Europe also adversely affected performance, but to a lesser extent as yields did not fall as dramatically as in the U.S.

Select Corporate Issues, Currency Positions Aided Returns

Security selection among investment-grade bonds contributed to relative returns. Notably, positions in the lower-quality portion of the investment-grade universe proved advantageous as rates recovered more sharply than higher-quality securities. The portfolio’s currency exposure contributed to relative returns. Holdings in the euro, Swedish krona and Japanese yen benefited from the falling dollar. We also realized gains in the Mexican peso, which recovered from a pandemic-related drop off, and the Australian dollar, which bounced back from a commodity-related decline. A short position in the Colombian peso also proved advantageous due to plummeting oil prices.

Positioning for the Future

We expect the economic recovery to remain on a moderate path, which should continue to support riskier assets. However, a second wave of COVID-19 infections does pose a downside risk. We believe less-draconian restrictions that are regionally focused and growing commitments to keeping economic activity on track will help mitigate such risks. Separately, we believe the U.K.’s pending split from the European Union will not be as disruptive economically as some expect. Also, we’re hopeful that campaign trail posturing about higher corporate tax rates in the U.S. eases following the election.

Against this backdrop, supportive measures by the Fed, ECB and other leading developed markets central banks remain powerful underpinnings for economic improvements in the near term. We also remain confident that these institutions will step in with additional support if required. Although political gridlock delayed more fiscal stimulus in the U.S., and Europe’s fiscal relief plans may be delayed, central banks remain important backstops for credit markets.
Overall, we intend to maintain overweight allocations to risk assets, particularly U.S. corporate bonds and securitized assets. We believe the presidential election in the U.S. will resolve a significant source of uncertainty and aid risk assets. We are also hopeful that a COVID-19 vaccine will be discovered in the coming quarters and consequently help solidify the recovery of risk assets. From a duration standpoint, we ended the period with a neutral position overall and a short bias in the U.S. This aligned with our short-to-neutral positioning in Europe and slightly short positioning in the U.K. and Japan.

Fund Characteristics

OCTOBER 31, 2020
Portfolio at a Glance
Average Duration (effective)	7.2 years
Weighted Average Life to Maturity	10.2 years

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	39.9%
Corporate Bonds	31.8%
U.S. Government Agency Mortgage-Backed Securities	7.4%
Collateralized Loan Obligations	6.5%
Asset-Backed Securities	3.8%
Exchange-Traded Funds	3.5%
U.S. Treasury Securities	2.9%
Collateralized Mortgage Obligations	2.9%
Preferred Stocks	2.3%
Municipal Securities	0.7%
Bank Loan Obligations	0.2%
Temporary Cash Investments	3.7%
Other Assets and Liabilities	(5.6)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,033.90	$4.19	0.82%
I Class	$1,000	$1,034.10	$3.68	0.72%
Y Class	$1,000	$1,035.30	$3.17	0.62%
A Class	$1,000	$1,032.30	$5.47	1.07%
C Class	$1,000	$1,028.50	$9.28	1.82%
R Class	$1,000	$1,030.70	$6.74	1.32%
R5 Class	$1,000	$1,034.40	$3.17	0.62%
R6 Class	$1,000	$1,034.50	$2.92	0.57%
G Class	$1,000	$1,038.00	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.01	$4.17	0.82%
I Class	$1,000	$1,021.52	$3.66	0.72%
Y Class	$1,000	$1,022.02	$3.15	0.62%
A Class	$1,000	$1,019.76	$5.43	1.07%
C Class	$1,000	$1,015.99	$9.22	1.82%
R Class	$1,000	$1,018.50	$6.70	1.32%
R5 Class	$1,000	$1,022.02	$3.15	0.62%
R6 Class	$1,000	$1,022.27	$2.90	0.57%
G Class	$1,000	$1,025.09	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2020

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 39.9%
Australia — 1.0%
Australia Government Bond, 2.75%, 4/21/24	AUD	10,192,000	$7,811,131
Australia Government Bond, 3.00%, 3/21/47	AUD	7,150,000	6,396,637
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	5,800,000	4,735,877
			18,943,645
Austria — 0.8%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	4,325,000	5,473,990
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	4,192,000	5,302,137
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	2,539,000	5,088,940
			15,865,067
Belgium — 0.5%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	1,716,000	3,656,323
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,836,000	5,979,445
			9,635,768
Canada — 1.8%
Canadian Government Bond, 2.75%, 12/1/48	CAD	3,250,000	3,344,478
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	1,588,000	1,232,878
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	10,911,000	8,994,143
Province of Quebec Canada, 3.00%, 9/1/23	CAD	3,058,000	2,465,979
Province of Quebec Canada, 5.75%, 12/1/36	CAD	10,032,000	11,626,668
Province of Quebec Canada, 3.50%, 12/1/48	CAD	7,300,000	7,042,914
			34,707,060
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$300,000	306,453
China — 7.1%
China Development Bank, 2.89%, 6/22/25	CNY	177,000,000	25,823,265
China Development Bank, 3.50%, 8/13/26	CNY	159,000,000	23,582,807
China Government Bond, 1.99%, 4/9/25	CNY	88,000,000	12,572,986
China Government Bond, 3.25%, 6/6/26	CNY	155,700,000	23,434,302
China Government Bond, 3.12%, 12/5/26	CNY	154,800,000	23,045,855
China Government Bond, 3.29%, 5/23/29	CNY	11,000,000	1,650,948
China Government Bond, 2.68%, 5/21/30	CNY	111,500,000	15,963,671
China Government Bond, 3.86%, 7/22/49	CNY	35,600,000	5,289,799
China Government Bond, 3.39%, 3/16/50	CNY	46,500,000	6,369,781
			137,733,414
Czech Republic — 0.2%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	74,800,000	3,481,632
Denmark — 1.6%
Denmark Government Bond, 0.50%, 11/15/27	DKK	16,720,000	2,820,587
Denmark Government Bond, 0.50%, 11/15/29(1)	DKK	93,000,000	15,896,860
Denmark Government Bond, 4.50%, 11/15/39	DKK	38,630,000	11,658,051
Denmark Government Bond, 0.25%, 11/15/52(1)	DKK	5,000,000	858,891
			31,234,389
Dominican Republic — 0.2%
Dominican Republic International Bond, 5.95%, 1/25/27		$1,800,000	1,966,500
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	874,000
			2,840,500

		Principal Amount/Shares	Value
Egypt — 0.1%
Egypt Government International Bond, 7.50%, 1/31/27(1)		$1,200,000	$1,276,836
Finland — 0.9%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	5,169,000	7,376,211
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	5,000,000	6,113,277
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	3,045,000	4,890,718
			18,380,206
France — 3.1%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	2,539,000	3,258,346
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	5,742,980	10,162,602
French Republic Government Bond OAT, 0.00%, 11/25/29(2)	EUR	3,150,000	3,808,215
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	3,845,000	5,747,074
French Republic Government Bond OAT, 1.50%, 5/25/31	EUR	3,675,000	5,123,734
French Republic Government Bond OAT, 5.75%, 10/25/32	EUR	2,675,000	5,415,671
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	3,433,000	6,943,048
French Republic Government Inflation Linked Bond OAT, 0.10%, 3/1/28	EUR	16,209,942	20,351,237
			60,809,927
Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	3,600,000	4,476,968
Indonesia — 0.5%
Indonesia Government International Bond, 3.50%, 2/14/50		$2,800,000	2,960,755
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	90,000,000,000	6,860,359
			9,821,114
Ireland — 1.9%
Ireland Government Bond, 3.40%, 3/18/24	EUR	6,186,000	8,204,970
Ireland Government Bond, 1.10%, 5/15/29	EUR	13,350,000	17,524,214
Ireland Government Bond, 0.40%, 5/15/35	EUR	8,650,000	10,723,098
Ireland Government Bond, 1.50%, 5/15/50	EUR	320,000	493,528
			36,945,810
Italy — 2.3%
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	19,964,000	25,454,020
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	3,550,000	4,402,945
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	7,519,000	14,557,929
			44,414,894
Japan — 8.3%
Japan Government Ten Year Bond, 0.10%, 3/20/30	JPY	5,755,000,000	55,389,258
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	877,450,000	11,160,941
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,234,500,000	15,426,992
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	2,023,400,000	23,222,046
Japan Government Thirty Year Bond, 0.40%, 3/20/50	JPY	700,000,000	6,281,145
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	672,500,000	7,287,179
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	1,078,800,000	10,112,662
Japanese Government CPI Linked Bond, 0.10%, 3/10/28	JPY	3,506,045,949	33,391,073
			162,271,296
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47		$1,200,000	1,244,262
Jordan Government International Bond, 7.375%, 10/10/47		$400,000	415,162
Jordan Government International Bond, 7.375%, 10/10/47(1)		$200,000	207,377
			1,866,801

		Principal Amount/Shares	Value
Malaysia — 0.4%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	27,150,000	$7,109,659
Mexico — 0.6%
Mexican Bonos, 5.75%, 3/5/26	MXN	97,500,000	4,681,186
Mexico Government International Bond, 4.15%, 3/28/27		$2,700,000	3,012,188
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	500,000,000	4,769,009
			12,462,383
Namibia — 0.1%
Namibia International Bonds, 5.25%, 10/29/25		$2,600,000	2,638,736
Netherlands — 1.0%
Netherlands Government Bond, 0.00%, 1/15/22(1)(2)	EUR	5,557,000	6,531,118
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,389,000	9,215,416
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	2,080,000	4,354,810
			20,101,344
New Zealand — 0.1%
New Zealand Government Bond, 1.50%, 5/15/31	NZD	2,550,000	1,853,692
Norway — 0.3%
Norway Government Bond, 2.00%, 5/24/23(1)	NOK	43,725,000	4,789,898
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	2,800,000	316,207
			5,106,105
Peru — 1.0%
Peru Government Bond, 6.15%, 8/12/32(1)	PEN	62,900,000	20,066,510
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		$18,000	18,087
Philippine Government International Bond, 6.375%, 10/23/34		$1,400,000	2,030,079
			2,048,166
Poland — 0.3%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	16,520,000	4,665,558
Republic of Poland Government International Bond, 4.00%, 1/22/24		$500,000	557,245
			5,222,803
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	2,350,000	4,722,959
Russia — 0.3%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	156,300,000	2,115,459
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47		$2,800,000	3,690,683
			5,806,142
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(1)		$1,500,000	1,524,285
Serbia†
Serbia International Bond, 7.25%, 9/28/21(1)		$800,000	846,097
Singapore — 0.2%
Singapore Government Bond, 2.875%, 7/1/29	SGD	4,240,000	3,647,278
South Africa — 0.7%
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	217,500,000	12,305,885
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$250,000	260,972
Republic of South Africa Government International Bond, 5.875%, 6/22/30		$1,200,000	1,271,010
			13,837,867
Spain — 0.9%
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	1,263,000	2,085,199

		Principal Amount/Shares	Value
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	2,200,000	$3,075,255
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	7,100,000	11,986,325
			17,146,779
Sweden — 0.1%
Sweden Government Bond, 3.50%, 3/30/39	SEK	15,600,000	2,769,579
Switzerland — 0.6%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	5,902,000	7,164,451
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	2,534,000	4,013,242
			11,177,693
Thailand — 0.8%
Thailand Government Bond, 3.625%, 6/16/23	THB	78,650,000	2,721,946
Thailand Government Bond, 3.85%, 12/12/25	THB	335,100,000	12,337,790
			15,059,736
Turkey — 0.1%
Turkey Government International Bond, 6.875%, 3/17/36		$2,600,000	2,401,750
United Kingdom — 1.4%
United Kingdom Gilt, 4.75%, 12/7/30	GBP	3,600,000	6,740,013
United Kingdom Gilt, 4.50%, 12/7/42	GBP	954,000	2,168,684
United Kingdom Gilt, 4.25%, 12/7/49	GBP	3,720,000	9,137,738
United Kingdom Gilt, 4.25%, 12/7/55	GBP	3,780,000	10,128,088
			28,174,523
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $737,360,109)			778,735,866
CORPORATE BONDS — 31.8%
Aerospace and Defense — 0.3%
Boeing Co. (The), 5.15%, 5/1/30		$770,000	853,523
Boeing Co. (The), 5.81%, 5/1/50		930,000	1,096,226
Raytheon Technologies Corp., 4.125%, 11/16/28		2,580,000	3,024,388
Raytheon Technologies Corp., 5.70%, 4/15/40		395,000	555,483
			5,529,620
Airlines — 0.3%
Delta Air Lines, Inc., 7.375%, 1/15/26		610,000	631,126
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)		3,015,000	3,062,420
Southwest Airlines Co., 5.125%, 6/15/27		2,536,000	2,823,382
			6,516,928
Auto Components†
BorgWarner, Inc., 2.65%, 7/1/27		490,000	514,487
Automobiles — 0.7%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		3,343,000	3,418,050
Ford Motor Credit Co. LLC, 2.98%, 8/3/22		650,000	646,614
Ford Motor Credit Co. LLC, 3.35%, 11/1/22		740,000	738,232
Ford Motor Credit Co. LLC, 5.125%, 6/16/25		1,000,000	1,043,540
General Motors Co., 5.15%, 4/1/38		560,000	622,095
General Motors Financial Co., Inc., 2.75%, 6/20/25		2,190,000	2,262,761
General Motors Financial Co., Inc., 2.70%, 8/20/27		2,392,000	2,415,507
Nissan Motor Co. Ltd., 4.35%, 9/17/27(1)		2,010,000	2,017,256
			13,164,055
Banks — 4.9%
Banco Santander SA, 3.50%, 4/11/22		1,200,000	1,247,893
Banco Santander SA, 2.75%, 5/28/25		1,930,000	2,033,333
Banistmo SA, 4.25%, 7/31/27(1)		1,600,000	1,667,520

		Principal Amount/Shares	Value
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	1,500,000	$2,077,148
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26		$3,097,000	3,115,794
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31		496,000	514,621
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41		1,100,000	1,114,106
Bank of America Corp., MTN, VRN, 2.83%, 10/24/51		400,000	396,658
Bank of America Corp., VRN, 3.00%, 12/20/23		1,080,000	1,133,303
Bank of America Corp., VRN, 3.42%, 12/20/28		120,000	133,442
Barclays plc, MTN, VRN, 1.375%, 1/24/26	EUR	600,000	714,972
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	2,900,000	3,395,022
BNP Paribas SA, VRN, 2.59%, 8/12/35(1)		$3,070,000	2,961,442
BPCE SA, 5.15%, 7/21/24(1)		300,000	336,857
BPCE SA, VRN, 1.65%, 10/6/26(1)		760,000	765,719
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	1,600,000	1,910,565
CaixaBank SA, MTN, VRN, 2.25%, 4/17/30	EUR	2,700,000	3,158,372
Citigroup, Inc., 4.65%, 7/23/48		$435,000	564,050
Citigroup, Inc., VRN, 3.11%, 4/8/26		7,000	7,567
Citigroup, Inc., VRN, 3.52%, 10/27/28		140,000	155,452
Citigroup, Inc., VRN, 2.57%, 6/3/31		950,000	989,809
Commerzbank AG, MTN, VRN, 4.00%, 12/5/30	EUR	4,000,000	4,767,630
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$1,450,000	1,546,475
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	1,700,000	2,005,345
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	2,250,000	3,460,584
DNB Bank ASA, VRN, 1.13%, 9/16/26(1)		$1,920,000	1,918,796
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	11,000,000	13,519,256
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	410,000	739,571
FNB Corp., 2.20%, 2/24/23		$1,160,000	1,172,909
HSBC Holdings plc, VRN, 2.01%, 9/22/28		766,000	761,951
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	2,600,000	3,337,595
Intesa Sanpaolo SpA, MTN, 3.93%, 9/15/26	EUR	2,200,000	2,765,546
JPMorgan Chase & Co., VRN, 4.02%, 12/5/24		$530,000	583,572
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28		2,480,000	2,586,796
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31		640,000	675,295
JPMorgan Chase & Co., VRN, 3.11%, 4/22/51		175,000	184,666
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	4,860,000	6,325,977
Lloyds Banking Group plc, MTN, VRN, 1.75%, 9/7/28	EUR	800,000	949,150
Lloyds Banking Group plc, VRN, 1.875%, 1/15/26	GBP	700,000	922,641
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26		$1,910,000	1,992,669
Natwest Group plc, VRN, 2.36%, 5/22/24		149,000	154,020
Santander UK Group Holdings plc, VRN, 1.53%, 8/21/26		2,105,000	2,093,848
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	2,400,000	3,177,394
Societe Generale SA, VRN, 3.65%, 7/8/35(1)		$774,000	779,270
Sumitomo Mitsui Trust Bank Ltd., 1.05%, 9/12/25(1)		850,000	850,676
UniCredit SpA, MTN, VRN, 2.00%, 9/23/29	EUR	1,100,000	1,195,025
UniCredit SpA, VRN, 5.86%, 6/19/32(1)		$1,740,000	1,840,136
UniCredit SpA, VRN, 5.46%, 6/30/35(1)		3,700,000	3,743,300
Wells Fargo & Co., 4.125%, 8/15/23		250,000	273,065
Wells Fargo & Co., 3.00%, 10/23/26		1,530,000	1,671,189
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28		520,000	539,994
Wells Fargo & Co., VRN, 2.19%, 4/30/26		440,000	457,924
Wells Fargo & Co., VRN, 3.07%, 4/30/41		770,000	799,482
			96,185,392

		Principal Amount/Shares	Value
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		$1,065,000	$1,307,274
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29		1,100,000	1,332,150
Constellation Brands, Inc., 4.75%, 12/1/25		620,000	733,530
			3,372,954
Biotechnology — 0.7%
AbbVie, Inc., 3.25%, 10/1/22(1)		155,000	162,010
AbbVie, Inc., 3.85%, 6/15/24(1)		1,793,000	1,966,282
AbbVie, Inc., 3.60%, 5/14/25		2,335,000	2,589,424
AbbVie, Inc., 3.20%, 11/21/29(1)		1,130,000	1,248,215
Amgen, Inc., 2.20%, 2/21/27		770,000	810,162
Gilead Sciences, Inc., 3.65%, 3/1/26		1,935,000	2,183,767
Gilead Sciences, Inc., 1.65%, 10/1/30		4,320,000	4,266,316
Regeneron Pharmaceuticals, Inc., 1.75%, 9/15/30		760,000	733,266
			13,959,442
Building Products — 0.4%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		1,950,000	2,059,687
Lennox International, Inc., 1.70%, 8/1/27		710,000	709,722
Standard Industries, Inc., 4.75%, 1/15/28(1)		3,295,000	3,447,394
Standard Industries, Inc., 4.375%, 7/15/30(1)		370,000	381,668
Standard Industries, Inc., 3.375%, 1/15/31(1)		740,000	721,192
			7,319,663
Capital Markets — 1.6%
Ares Capital Corp., 3.25%, 7/15/25		3,290,000	3,304,021
Ares Finance Co. II LLC, 3.25%, 6/15/30(1)		790,000	820,405
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(1)		250,000	262,255
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	6,150,000	8,249,019
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	1,000,000	1,353,963
Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25		$443,000	488,188
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		2,975,000	3,295,803
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30		895,000	944,968
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	1,400,000	2,088,384
Golub Capital BDC, Inc., 3.375%, 4/15/24		$1,520,000	1,517,123
Intercontinental Exchange, Inc., 1.85%, 9/15/32		685,000	678,732
Morgan Stanley, 4.875%, 11/1/22		1,704,000	1,844,199
Morgan Stanley, MTN, VRN, 2.70%, 1/22/31		200,000	213,779
Morgan Stanley, VRN, 2.19%, 4/28/26		2,255,000	2,364,300
Oaktree Specialty Lending Corp., 3.50%, 2/25/25		80,000	80,166
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)		3,040,000	3,018,225
UBS Group AG, 4.125%, 9/24/25(1)		200,000	227,659
			30,751,189
Chemicals — 0.4%
CF Industries, Inc., 4.50%, 12/1/26(1)		900,000	1,056,043
CF Industries, Inc., 5.15%, 3/15/34		630,000	739,346
Dow Chemical Co. (The), 3.60%, 11/15/50		2,850,000	2,893,501
LYB International Finance III LLC, 3.375%, 10/1/40		432,000	427,509
Westlake Chemical Corp., 3.375%, 6/15/30		1,540,000	1,652,073
			6,768,472
Commercial Services and Supplies — 0.2%
RELX Capital, Inc., 3.00%, 5/22/30		1,120,000	1,210,837
Republic Services, Inc., 2.30%, 3/1/30		958,000	1,010,076

		Principal Amount/Shares	Value
Waste Connections, Inc., 2.60%, 2/1/30		$1,700,000	$1,809,011
			4,029,924
Communications Equipment — 0.4%
CommScope, Inc., 5.50%, 3/1/24(1)		4,575,000	4,683,130
Juniper Networks, Inc., 4.50%, 3/15/24		280,000	311,818
Motorola Solutions, Inc., 4.60%, 5/23/29		1,000,000	1,175,171
Motorola Solutions, Inc., 2.30%, 11/15/30		1,445,000	1,437,110
			7,607,229
Construction and Engineering — 0.1%
Aeroporti di Roma SpA, MTN, 1.625%, 6/8/27	EUR	1,300,000	1,497,625
Quanta Services, Inc., 2.90%, 10/1/30		$830,000	865,923
			2,363,548
Construction Materials — 0.3%
Cemex SAB de CV, 5.20%, 9/17/30(1)		2,810,000	2,971,968
Martin Marietta Materials, Inc., 2.50%, 3/15/30		1,299,000	1,343,583
Vulcan Materials Co., 3.50%, 6/1/30		710,000	796,382
			5,111,933
Consumer Finance — 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.15%, 2/15/24		910,000	904,738
Capital One Bank USA N.A., 3.375%, 2/15/23		284,000	300,885
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)		2,080,000	2,150,364
SLM Corp., 4.20%, 10/29/25		1,590,000	1,613,850
			4,969,837
Containers and Packaging — 0.6%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)		4,800,000	4,947,408
Ball Corp., 2.875%, 8/15/30		750,000	742,500
Berry Global, Inc., 5.125%, 7/15/23		672,000	681,072
Berry Global, Inc., 4.875%, 7/15/26(1)		2,005,000	2,102,333
CCL Industries, Inc., 3.05%, 6/1/30(1)		1,710,000	1,817,958
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,790,000	1,907,245
			12,198,516
Diversified Financial Services — 0.3%
Block Financial LLC, 3.875%, 8/15/30		743,000	766,264
Equitable Holdings, Inc., 5.00%, 4/20/48		541,000	646,888
GE Capital Funding LLC, 4.40%, 5/15/30(1)		2,410,000	2,628,383
NatWest Markets plc, 2.375%, 5/21/23(1)		1,059,000	1,096,884
			5,138,419
Diversified Telecommunication Services — 1.3%
AT&T, Inc., 2.30%, 6/1/27		345,000	358,500
AT&T, Inc., 4.10%, 2/15/28		60,000	68,835
AT&T, Inc., 2.75%, 6/1/31		2,050,000	2,127,329
AT&T, Inc., 3.50%, 6/1/41		300,000	303,610
AT&T, Inc., 3.30%, 2/1/52		1,815,000	1,675,530
AT&T, Inc., 3.55%, 9/15/55(1)		523,000	496,874
Deutsche Telekom AG, MTN, 1.375%, 7/5/34	EUR	1,100,000	1,405,558
Deutsche Telekom International Finance BV, 1.95%, 9/19/21(1)		$1,808,000	1,828,785
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(1)		600,000	671,001

		Principal Amount/Shares	Value
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,700,000	$2,249,620
Orange SA, MTN, 5.25%, 12/5/25	GBP	470,000	746,496
Telecom Italia SpA, 5.30%, 5/30/24(1)		$2,891,000	3,132,326
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	200,000	282,526
Telecom Italia SpA, MTN, 4.00%, 4/11/24	EUR	2,200,000	2,742,613
Telefonica Emisiones SA, 5.46%, 2/16/21		$827,000	838,740
Verizon Communications, Inc., 4.40%, 11/1/34		4,165,000	5,141,897
Verizon Communications, Inc., 2.99%, 10/30/56(1)		930,000	941,825
			25,012,065
Electric Utilities — 1.5%
AEP Texas, Inc., 2.10%, 7/1/30		1,750,000	1,804,001
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		797,000	880,083
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		950,000	1,091,162
Commonwealth Edison Co., 3.20%, 11/15/49		540,000	586,005
DPL, Inc., 4.125%, 7/1/25(1)		1,180,000	1,234,575
DTE Electric Co., 2.25%, 3/1/30		820,000	863,537
Duke Energy Corp., 2.65%, 9/1/26		400,000	430,543
Duke Energy Florida LLC, 1.75%, 6/15/30		1,360,000	1,377,127
Duke Energy Progress LLC, 4.15%, 12/1/44		280,000	342,254
Duke Energy Progress LLC, 3.70%, 10/15/46		1,260,000	1,457,691
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	1,200,000	1,357,337
EDP Finance BV, 1.71%, 1/24/28(1)		$2,560,000	2,533,671
Entergy Texas, Inc., 1.75%, 3/15/31		1,710,000	1,684,131
Exelon Corp., 4.45%, 4/15/46		780,000	945,255
Florida Power & Light Co., 4.125%, 2/1/42		680,000	837,788
Florida Power & Light Co., 3.15%, 10/1/49		380,000	423,536
IPALCO Enterprises, Inc., 4.25%, 5/1/30(1)		1,650,000	1,868,753
MidAmerican Energy Co., 4.40%, 10/15/44		365,000	459,547
Nevada Power Co., 2.40%, 5/1/30		581,000	618,356
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27		800,000	898,959
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		2,350,000	2,573,250
Northern States Power Co., 2.60%, 6/1/51		370,000	372,035
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49		380,000	415,582
PacifiCorp, 2.70%, 9/15/30		243,000	264,947
PacifiCorp, 3.30%, 3/15/51		870,000	950,551
Potomac Electric Power Co., 3.60%, 3/15/24		50,000	54,362
Southern Co. Gas Capital Corp., 1.75%, 1/15/31		760,000	752,542
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		695,000	772,325
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak, 4.85%, 10/14/38(1)		1,160,000	1,191,258
Xcel Energy, Inc., 3.40%, 6/1/30		810,000	920,012
			29,961,175
Electrical Equipment — 0.1%
Acuity Brands Lighting, Inc., 2.15%, 12/15/30(3)		2,030,000	1,984,055
Energy Equipment and Services†
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29		485,000	505,426
Entertainment — 0.3%
Netflix, Inc., 3.625%, 6/15/25(1)		2,711,000	2,821,135
Netflix, Inc., 4.875%, 4/15/28		1,682,000	1,894,487
Netflix, Inc., 5.875%, 11/15/28		478,000	571,965
			5,287,587

		Principal Amount/Shares	Value
Equity Real Estate Investment Trusts (REITs) — 1.8%
Alexandria Real Estate Equities, Inc., 4.70%, 7/1/30		$220,000	$270,167
Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33		1,015,000	988,437
American Tower Corp., 3.375%, 10/15/26		1,080,000	1,195,013
Brixmor Operating Partnership LP, 4.05%, 7/1/30		1,165,000	1,259,612
CubeSmart LP, 2.00%, 2/15/31		990,000	965,120
Equinix, Inc., 5.375%, 5/15/27		1,685,000	1,837,722
Essex Portfolio LP, 3.25%, 5/1/23		685,000	720,902
Healthcare Realty Trust, Inc., 2.40%, 3/15/30		660,000	666,249
Healthcare Realty Trust, Inc., 2.05%, 3/15/31		410,000	402,501
Highwoods Realty LP, 2.60%, 2/1/31		1,240,000	1,226,992
Host Hotels & Resorts LP, 3.75%, 10/15/23		1,325,000	1,372,317
Iron Mountain, Inc., 5.00%, 7/15/28(1)		4,577,000	4,678,106
Kilroy Realty LP, 3.80%, 1/15/23		40,000	41,627
Kilroy Realty LP, 2.50%, 11/15/32		2,200,000	2,137,040
Kimco Realty Corp., 2.80%, 10/1/26		1,040,000	1,113,364
Kimco Realty Corp., 1.90%, 3/1/28		2,320,000	2,288,912
Lexington Realty Trust, 2.70%, 9/15/30		2,858,000	2,887,834
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27		858,000	899,377
National Retail Properties, Inc., 2.50%, 4/15/30		1,022,000	1,014,068
Omega Healthcare Investors, Inc., 3.375%, 2/1/31		1,060,000	1,022,210
Realty Income Corp., 3.25%, 1/15/31		615,000	672,996
Regency Centers LP, 3.70%, 6/15/30		670,000	732,201
SBA Communications Corp., 3.875%, 2/15/27(1)		1,995,000	2,029,913
Scentre Group Trust 2, VRN, 4.75%, 9/24/80(1)		820,000	806,673
Spirit Realty LP, 3.20%, 2/15/31		1,430,000	1,425,987
VEREIT Operating Partnership LP, 3.40%, 1/15/28		2,138,000	2,243,609
Welltower, Inc., 2.75%, 1/15/31		910,000	930,791
			35,829,740
Food and Staples Retailing — 0.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.25%, 3/15/26(1)		670,000	659,112
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)		3,302,000	3,510,356
CK Hutchison International 20 Ltd., 2.50%, 5/8/30(1)		1,500,000	1,556,595
Costco Wholesale Corp., 1.60%, 4/20/30		1,030,000	1,040,804
Kroger Co. (The), 3.875%, 10/15/46		530,000	596,858
Sysco Corp., 3.30%, 7/15/26		640,000	698,344
Sysco Corp., 5.95%, 4/1/30		2,270,000	2,902,759
Walmart, Inc., 0.18%, 7/15/22	JPY	750,000,000	7,144,457
			18,109,285
Food Products — 0.5%
Conagra Brands, Inc., 1.375%, 11/1/27		$1,069,000	1,057,567
Kraft Heinz Foods Co., 3.875%, 5/15/27(1)		300,000	317,510
Kraft Heinz Foods Co., 3.75%, 4/1/30(1)		840,000	882,232
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		3,740,000	3,870,900
Mondelez International, Inc., 2.75%, 4/13/30		936,000	1,009,280
Post Holdings, Inc., 4.625%, 4/15/30(1)		2,170,000	2,229,675
			9,367,164
Gas Utilities — 0.1%
CenterPoint Energy Resources Corp., 1.75%, 10/1/30		823,000	827,149

	Principal Amount/Shares	Value
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(1)	$2,100,000	$1,976,100
		2,803,249
Health Care Equipment and Supplies — 0.4%
Becton Dickinson and Co., 3.73%, 12/15/24	445,000	490,998
Danaher Corp., 2.60%, 10/1/50	950,000	943,554
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	820,000	889,548
Hologic, Inc., 3.25%, 2/15/29(1)	1,190,000	1,198,181
Smith & Nephew plc, 2.03%, 10/14/30	1,430,000	1,420,292
Stryker Corp., 1.95%, 6/15/30	1,320,000	1,339,541
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	1,075,000	1,189,778
		7,471,892
Health Care Providers and Services — 1.7%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	1,775,000	1,786,094
Anthem, Inc., 2.375%, 1/15/25	510,000	541,235
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	1,025,000	1,070,295
Centene Corp., 4.75%, 1/15/25	3,230,000	3,322,862
Centene Corp., 4.625%, 12/15/29	920,000	1,002,828
Cigna Corp., 2.40%, 3/15/30	820,000	850,222
CVS Health Corp., 4.30%, 3/25/28	1,150,000	1,333,552
CVS Health Corp., 1.75%, 8/21/30	1,580,000	1,533,548
CVS Health Corp., 4.78%, 3/25/38	320,000	385,772
DaVita, Inc., 4.625%, 6/1/30(1)	2,980,000	3,032,955
IQVIA, Inc., 5.00%, 5/15/27(1)	4,330,000	4,544,183
Tenet Healthcare Corp., 6.75%, 6/15/23	1,630,000	1,720,530
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	1,065,000	1,081,689
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	3,655,000	3,556,772
UnitedHealth Group, Inc., 3.75%, 7/15/25	955,000	1,084,972
UnitedHealth Group, Inc., 2.00%, 5/15/30	1,952,000	2,034,585
UnitedHealth Group, Inc., 4.75%, 7/15/45	380,000	514,121
Universal Health Services, Inc., 2.65%, 10/15/30(1)	4,615,000	4,609,024
		34,005,239
Hotels, Restaurants and Leisure — 0.5%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	1,690,000	1,713,981
International Game Technology plc, 5.25%, 1/15/29(1)	1,810,000	1,794,805
Las Vegas Sands Corp., 3.90%, 8/8/29	2,470,000	2,466,448
Marriott International, Inc., 3.50%, 10/15/32	2,492,000	2,461,757
McDonald's Corp., MTN, 4.70%, 12/9/35	520,000	664,263
Yum! Brands, Inc., 3.625%, 3/15/31	625,000	614,844
		9,716,098
Household Durables — 0.7%
D.R. Horton, Inc., 2.50%, 10/15/24	800,000	845,959
Lennar Corp., 4.75%, 4/1/21	1,380,000	1,395,215
Lennar Corp., 4.75%, 11/29/27	1,010,000	1,155,188
Mattamy Group Corp., 4.625%, 3/1/30(1)	3,320,000	3,375,510
MDC Holdings, Inc., 3.85%, 1/15/30	3,460,000	3,661,649
Toll Brothers Finance Corp., 4.35%, 2/15/28	1,117,000	1,223,539
Toll Brothers Finance Corp., 3.80%, 11/1/29	1,450,000	1,544,018
		13,201,078
Household Products — 0.1%
Energizer Holdings, Inc., 4.75%, 6/15/28(1)	2,240,000	2,308,141

		Principal Amount/Shares	Value
Industrial Conglomerates — 0.3%
Carlisle Cos., Inc., 2.75%, 3/1/30		$810,000	$858,799
General Electric Co., 3.625%, 5/1/30		1,960,000	2,069,806
General Electric Co., 4.35%, 5/1/50		680,000	719,969
Siemens Financieringsmaatschappij NV, MTN, 1.00%, 2/20/25	GBP	1,800,000	2,389,465
			6,038,039
Insurance — 1.1%
American International Group, Inc., 4.50%, 7/16/44		$678,000	812,863
Athene Global Funding, 2.55%, 6/29/25(1)		1,170,000	1,211,492
Athene Global Funding, 2.45%, 8/20/27(1)		1,018,000	1,032,840
Athene Holding Ltd., 3.50%, 1/15/31		1,160,000	1,168,063
Belrose Funding Trust, 2.33%, 8/15/30(1)		720,000	718,004
Berkshire Hathaway Finance Corp., 2.85%, 10/15/50		600,000	609,853
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	1,300,000	1,559,466
Five Corners Funding Trust II, 2.85%, 5/15/30(1)		$1,710,000	1,840,615
Great-West Lifeco US Finance 2020 LP, 0.90%, 8/12/25(1)		2,472,000	2,462,684
Kemper Corp., 2.40%, 9/30/30		635,000	625,443
Lincoln National Corp., 4.35%, 3/1/48		1,743,000	1,993,046
Lincoln National Corp., 4.375%, 6/15/50		790,000	919,187
Markel Corp., 4.90%, 7/1/22		730,000	780,968
Protective Life Global Funding, 1.74%, 9/21/30(1)		2,880,000	2,840,338
Prudential Financial, Inc., VRN, 5.875%, 9/15/42		1,100,000	1,165,503
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(1)		720,000	734,172
Unum Group, 4.50%, 3/15/25		670,000	745,754
WR Berkley Corp., 4.625%, 3/15/22		785,000	827,835
			22,048,126
Internet and Direct Marketing Retail — 0.3%
Expedia Group, Inc., 3.60%, 12/15/23(1)		2,137,000	2,198,842
QVC, Inc., 4.375%, 9/1/28		2,850,000	2,857,481
			5,056,323
IT Services — 0.1%
Fiserv, Inc., 3.50%, 7/1/29		448,000	502,935
Global Payments, Inc., 3.20%, 8/15/29		810,000	876,592
PayPal Holdings, Inc., 2.30%, 6/1/30		1,363,000	1,431,309
			2,810,836
Machinery — 0.2%
Cummins, Inc., 2.60%, 9/1/50		2,120,000	2,020,128
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25		750,000	799,750
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28		1,564,000	1,805,291
			4,625,169
Media — 1.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)		1,820,000	1,888,996
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)		3,682,000	3,871,015
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50		1,040,000	1,183,684
Comcast Corp., 1.95%, 1/15/31		1,610,000	1,634,416
Comcast Corp., 3.20%, 7/15/36		744,000	828,154
Comcast Corp., 3.75%, 4/1/40		295,000	345,129

		Principal Amount/Shares	Value
CSC Holdings LLC, 4.625%, 12/1/30(1)		$2,785,000	$2,788,105
Discovery Communications LLC, 3.625%, 5/15/30		260,000	287,777
Lamar Media Corp., 3.75%, 2/15/28		4,660,000	4,636,700
TEGNA, Inc., 4.75%, 3/15/26(1)		690,000	709,838
TEGNA, Inc., 4.625%, 3/15/28(1)		3,387,000	3,363,291
Time Warner Entertainment Co. LP, 8.375%, 3/15/23		1,373,000	1,608,177
ViacomCBS, Inc., 4.75%, 5/15/25		1,395,000	1,601,882
ViacomCBS, Inc., 4.375%, 3/15/43		720,000	777,184
VTR Finance NV, 6.375%, 7/15/28(1)		3,070,000	3,273,388
			28,797,736
Metals and Mining — 0.6%
Freeport-McMoRan, Inc., 4.625%, 8/1/30		1,240,000	1,325,901
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		3,400,000	3,689,340
Newcrest Finance Pty Ltd., 4.20%, 5/13/50(1)		380,000	441,436
Novelis Corp., 4.75%, 1/30/30(1)		1,283,000	1,303,515
Steel Dynamics, Inc., 3.45%, 4/15/30		405,000	445,077
Steel Dynamics, Inc., 3.25%, 1/15/31		1,890,000	2,043,934
Teck Resources Ltd., 3.90%, 7/15/30(1)		720,000	755,301
Teck Resources Ltd., 6.25%, 7/15/41		600,000	684,846
			10,689,350
Multi-Utilities — 0.8%
Ameren Corp., 3.50%, 1/15/31		1,243,000	1,415,849
CenterPoint Energy, Inc., 4.25%, 11/1/28		1,020,000	1,204,037
Centrica plc, VRN, 5.25%, 4/10/75	GBP	2,550,000	3,476,959
Dominion Energy, Inc., 4.90%, 8/1/41		$750,000	952,686
E.ON SE, MTN, 1.625%, 5/22/29	EUR	2,000,000	2,609,564
NiSource, Inc., 1.70%, 2/15/31		$1,110,000	1,089,396
NiSource, Inc., 5.65%, 2/1/45		567,000	791,525
Sempra Energy, 2.875%, 10/1/22		827,000	857,119
Sempra Energy, 3.25%, 6/15/27		770,000	832,080
Sempra Energy, 4.00%, 2/1/48		300,000	337,820
WEC Energy Group, Inc., 1.375%, 10/15/27		1,240,000	1,237,956
			14,804,991
Multiline Retail†
Target Corp., 2.35%, 2/15/30		390,000	422,386
Oil, Gas and Consumable Fuels — 2.3%
Aker BP ASA, 3.75%, 1/15/30(1)		1,850,000	1,778,361
Aker BP ASA, 4.00%, 1/15/31(1)		650,000	637,027
Chevron Corp., 2.00%, 5/11/27		550,000	577,391
Chevron USA, Inc., 1.02%, 8/12/27		740,000	731,476
CNOOC Finance 2014 ULC, 4.25%, 4/30/24		1,720,000	1,896,618
Diamondback Energy, Inc., 4.75%, 5/31/25		620,000	677,162
Diamondback Energy, Inc., 3.50%, 12/1/29		1,010,000	1,006,083
Ecopetrol SA, 5.875%, 5/28/45		2,060,000	2,249,417
Energy Transfer Operating LP, 3.60%, 2/1/23		949,000	978,060
Energy Transfer Operating LP, 4.90%, 3/15/35		450,000	442,823
Enterprise Products Operating LLC, 4.85%, 3/15/44		1,365,000	1,552,957
Equinor ASA, 3.25%, 11/18/49		320,000	328,013
Exxon Mobil Corp., 1.57%, 4/15/23		900,000	925,262
Gazprom PJSC via Gaz Finance plc, 3.25%, 2/25/30(1)		3,500,000	3,493,469
Geopark Ltd., 6.50%, 9/21/24		2,765,000	2,606,013

	Principal Amount/Shares	Value
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	$1,290,000	$1,606,194
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	3,500,000	3,099,250
MPLX LP, 5.25%, 1/15/25	100,000	103,135
MPLX LP, 2.65%, 8/15/30	1,500,000	1,445,477
MPLX LP, 4.50%, 4/15/38	350,000	354,580
MPLX LP, 5.20%, 3/1/47	548,000	575,816
Ovintiv, Inc., 6.50%, 2/1/38	440,000	401,909
Petrobras Global Finance BV, 5.60%, 1/3/31	900,000	970,853
Petroleos Mexicanos, 6.375%, 2/4/21	1,360,000	1,377,850
Petroleos Mexicanos, 6.875%, 10/16/25(1)	640,000	633,600
Petroleos Mexicanos, 5.95%, 1/28/31	6,000,000	5,029,500
Petroleos Mexicanos, 6.625%, 6/15/35	1,290,000	1,064,398
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	1,480,000	1,431,491
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	2,185,000	2,502,894
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30(1)	1,020,000	1,141,506
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	690,000	705,502
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	589,000	632,807
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30(1)	580,000	622,279
Williams Cos., Inc. (The), 4.55%, 6/24/24	1,040,000	1,147,715
		44,726,888
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.10%, 4/30/27(1)	920,000	958,334
Pharmaceuticals — 0.5%
AstraZeneca plc, 1.375%, 8/6/30	2,908,000	2,827,287
Elanco Animal Health, Inc., 5.90%, 8/28/28	2,460,000	2,871,005
Upjohn, Inc., 2.70%, 6/22/30(1)	2,441,000	2,522,134
Upjohn, Inc., 4.00%, 6/22/50(1)	1,007,000	1,059,719
		9,280,145
Road and Rail — 0.3%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	2,250,000	2,316,533
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	1,007,000	1,228,386
CSX Corp., 3.25%, 6/1/27	475,000	531,159
Norfolk Southern Corp., 3.15%, 6/1/27	780,000	857,979
Norfolk Southern Corp., 3.05%, 5/15/50	460,000	475,633
Union Pacific Corp., 2.40%, 2/5/30	910,000	969,788
Union Pacific Corp., MTN, 3.55%, 8/15/39	330,000	369,798
		6,749,276
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25	299,000	319,714
Broadcom, Inc., 3.15%, 11/15/25	1,010,000	1,090,043
Microchip Technology, Inc., 2.67%, 9/1/23(1)	990,000	1,027,925
		2,437,682
Software — 0.2%
Microsoft Corp., 2.53%, 6/1/50	1,895,000	1,928,859
Oracle Corp., 4.00%, 7/15/46	2,355,000	2,722,095
		4,650,954
Specialty Retail — 0.1%
AutoNation, Inc., 4.75%, 6/1/30	600,000	703,881
Home Depot, Inc. (The), 3.90%, 6/15/47	630,000	761,753

		Principal Amount/Shares	Value
Lowe's Cos., Inc., 1.30%, 4/15/28		$1,007,000	$997,757
			2,463,391
Technology Hardware, Storage and Peripherals — 0.6%
Apple, Inc., 2.55%, 8/20/60		535,000	514,596
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)		2,618,000	2,882,326
EMC Corp., 3.375%, 6/1/23		3,750,000	3,832,686
Hewlett Packard Enterprise Co., 1.45%, 4/1/24		1,667,000	1,698,334
Seagate HDD Cayman, 4.875%, 3/1/24		537,000	588,363
Seagate HDD Cayman, 4.75%, 1/1/25		1,960,000	2,157,309
			11,673,614
Thrifts and Mortgage Finance — 0.3%
Nationwide Building Society, MTN, VRN, 2.00%, 7/25/29	EUR	3,700,000	4,442,916
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)		$1,975,000	2,016,376
			6,459,292
Trading Companies and Distributors — 0.1%
Air Lease Corp., MTN, 2.875%, 1/15/26		1,390,000	1,378,524
Aircastle Ltd., 5.25%, 8/11/25(1)		1,370,000	1,360,867
			2,739,391
Transportation Infrastructure — 0.1%
Rumo Luxembourg Sarl, 5.25%, 1/10/28(1)		1,200,000	1,258,800
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30		1,410,000	1,493,298
Wireless Telecommunication Services — 0.5%
Sprint Corp., 7.625%, 2/15/25		3,310,000	3,912,006
T-Mobile USA, Inc., 2.55%, 2/15/31(1)		915,000	932,358
T-Mobile USA, Inc., 3.30%, 2/15/51(1)		1,050,000	1,015,518
Vodafone Group plc, 4.375%, 2/19/43		960,000	1,136,641
Vodafone Group plc, VRN, 4.20%, 10/3/78	EUR	2,000,000	2,546,682
			9,543,205
TOTAL CORPORATE BONDS (Cost $611,955,188)			620,791,028
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 7.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, VRN, 3.39%, (1-year H15T1Y plus 2.25%), 9/1/35		$688,869	729,555
FHLMC, VRN, 3.63%, (12-month LIBOR plus 1.80%), 2/1/38		1,973	2,085
FHLMC, VRN, 3.80%, (12-month LIBOR plus 1.82%), 6/1/38		1,035	1,094
FHLMC, VRN, 2.35%, (12-month LIBOR plus 1.63%), 8/1/46		967,942	1,006,497
FNMA, VRN, 2.47%, (6-month LIBOR plus 1.57%), 6/1/35		412,643	428,638
FNMA, VRN, 2.51%, (6-month LIBOR plus 1.57%), 6/1/35		383,663	398,516
FNMA, VRN, 1.95%, (6-month LIBOR plus 1.54%), 9/1/35		805,007	836,875
FNMA, VRN, 2.63%, (12-month LIBOR plus 1.77%), 10/1/40		1,434	1,487
FNMA, VRN, 2.36%, (12-month LIBOR plus 1.59%), 8/1/45		41,547	43,104
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47		2,355,341	2,456,863
FNMA, VRN, 3.14%, (12-month LIBOR plus 1.61%), 4/1/47		1,464,964	1,529,119
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47		1,491,196	1,555,561
			8,989,394
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 6.9%
FHLMC, 6.00%, 2/1/38		1,371	1,617
FHLMC, 4.00%, 12/1/40		4,058	4,502
FHLMC, 4.00%, 10/1/48		5,527,470	5,904,876
FNMA, 5.00%, 7/1/31		14,880	16,762
FNMA, 5.50%, 5/1/33		4,382	5,149

	Principal Amount/Shares	Value
FNMA, 5.00%, 9/1/33	$615,029	$708,085
FNMA, 5.00%, 11/1/33	3,901	4,417
FNMA, 5.00%, 9/1/35	10,996	12,659
FNMA, 6.00%, 4/1/37	5,291	6,246
FNMA, 6.00%, 7/1/37	5,792	6,793
FNMA, 6.00%, 8/1/37	4,018	4,733
FNMA, 5.50%, 1/1/39	7,729	8,994
FNMA, 5.50%, 3/1/39	908	1,053
FNMA, 4.50%, 5/1/39	1,199,744	1,346,544
FNMA, 5.00%, 8/1/39	2,597	2,998
FNMA, 4.50%, 3/1/40	1,327,365	1,491,731
FNMA, 5.00%, 8/1/40	637,358	735,133
FNMA, 3.50%, 10/1/40	1,768,776	1,920,116
FNMA, 3.50%, 12/1/40	21,261	22,993
FNMA, 4.50%, 9/1/41	11,121	12,516
FNMA, 3.50%, 12/1/41	103,726	112,180
FNMA, 3.50%, 5/1/42	31,119	34,049
FNMA, 3.50%, 6/1/42	18,331	20,265
FNMA, 3.50%, 8/1/42	129,431	140,611
FNMA, 3.50%, 9/1/42	11,193	12,077
FNMA, 3.50%, 12/1/42	166,162	180,543
FNMA, 4.00%, 2/1/46	263,289	286,238
FNMA, 3.50%, 7/1/47	7,699,731	8,151,824
FNMA, 4.50%, 7/1/48	1,468,762	1,591,739
GNMA, 3.00%, TBA	30,000,000	31,310,156
GNMA, 6.00%, 7/15/33	2,677	3,198
GNMA, 5.00%, 3/20/36	17,497	19,917
GNMA, 5.50%, 1/15/39	2,604	3,054
GNMA, 5.50%, 9/15/39	12,376	14,237
GNMA, 4.50%, 10/15/39	4,583	5,091
GNMA, 5.00%, 10/15/39	7,724	8,833
GNMA, 4.50%, 1/15/40	5,454	6,023
GNMA, 4.00%, 12/15/40	7,371	7,992
GNMA, 4.50%, 12/15/40	24,137	27,068
GNMA, 4.50%, 7/20/41	994,254	1,107,205
GNMA, 3.50%, 6/20/42	3,852,393	4,184,813
GNMA, 3.50%, 4/20/45	25,161	26,930
GNMA, 4.00%, 9/20/45	59,283	64,298
GNMA, 3.50%, 3/15/46	614,902	655,164
GNMA, 2.50%, 7/20/46	3,588,526	3,793,773
GNMA, 2.50%, 8/20/46	129,715	136,804
GNMA, 2.50%, 2/20/47	567,605	599,806
UMBS, 2.00%, TBA	28,150,000	29,024,189
UMBS, 2.50%, TBA	22,000,000	22,923,828
UMBS, 3.00%, TBA	17,000,000	17,768,984
		134,438,806
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $142,496,027)		143,428,200
COLLATERALIZED LOAN OBLIGATIONS — 6.5%
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class B1, VRN, 3.12%, (3-month LIBOR plus 2.90%), 1/20/32(1)	8,850,000	8,924,576

	Principal Amount/Shares	Value
Ares LVI CLO Ltd., Series 2020-56A, Class C, VRN, 2.61%, (3-month LIBOR plus 2.40%), 10/25/31(1)(3)	$4,625,000	$4,625,000
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 1.44%, (3-month LIBOR plus 1.20%), 1/15/29(1)	5,000,000	4,993,066
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 1.83%, (3-month LIBOR plus 1.55%), 5/15/30(1)	3,690,000	3,633,163
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 1.82%, (3-month LIBOR plus 1.60%), 4/17/33(1)	5,650,000	5,543,734
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 1.67%, (3-month LIBOR plus 1.45%), 4/20/31(1)	4,700,000	4,553,417
CBAM Ltd., Series 2018-5A, Class B1, VRN, 1.62%, (3-month LIBOR plus 1.40%), 4/17/31(1)	4,684,800	4,608,379
CBAM Ltd., Series 2019-10A, Class A1A, VRN, 1.64%, (3-month LIBOR plus 1.42%), 4/20/32(1)	4,600,000	4,591,520
CIFC Funding Ltd., Series 2015-4A, Class A1R, VRN, 1.37%, (3-month LIBOR plus 1.15%), 10/20/27(1)	3,750,000	3,730,524
Dryden 50 Senior Loan Fund, Series 2017-50A, Class A1, VRN, 1.46%, (3-month LIBOR plus 1.22%), 7/15/30(1)	3,800,000	3,780,052
Dryden 72 CLO Ltd., Series 2019-72A, Class C, VRN, 2.93%, (3-month LIBOR plus 2.65%), 5/15/32(1)	4,050,000	4,088,581
Elmwood CLO IV Ltd., Series 2020-1A, Class C, VRN, 2.29%, (3-month LIBOR plus 2.05%), 4/15/33(1)	3,250,000	3,235,127
Elmwood CLO V Ltd., Series 2020-2A, Class C, VRN, 3.03%, (3-month LIBOR plus 2.75%), 7/24/31(1)	5,400,000	5,466,301
Flatiron CLO 20 Ltd., Series 2020-1A, Class C, VRN, 2.70%, (3-month LIBOR plus 2.45%), 11/20/33(1)(3)	3,950,000	3,950,000
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 1.52%, (3-month LIBOR plus 1.30%), 10/20/32(1)	3,950,000	3,914,722
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.34%, (3-month LIBOR plus 1.12%), 7/20/31(1)	3,025,000	3,006,622
Kayne CLO 9 Ltd., Series 2020-9A, Class C, VRN, 2.82% (3-month LIBOR plus 2.60%), 1/15/34(1)(3)	3,750,000	3,750,000
KKR CLO Ltd., Series 2018, Class A, VRN, 1.49%, (3-month LIBOR plus 1.27%), 7/18/30(1)	5,800,000	5,779,928
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.82%, (3-month LIBOR plus 1.60%), 7/20/31(1)	3,000,000	2,924,494
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 1/15/33(1)	3,750,000	3,770,511
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.74%, (3-month LIBOR plus 1.50%), 4/15/31(1)	3,750,000	3,702,583
Magnetite XIV-R Ltd., Series 2015-14RA, Class B, VRN, 1.82%, (3-month LIBOR plus 1.60%), 10/18/31(1)	3,850,000	3,756,780
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class A1, VRN, 2.07%, (3-month LIBOR plus 1.85%), 4/20/31(1)	4,850,000	4,885,044
OHA Credit Funding 7 Ltd., Series 2020-7A, Class B, VRN, 1.92%, (3-month LIBOR plus 1.70%), 10/19/32(1)(3)	3,750,000	3,703,125
Parallel Ltd., Series 2020-1A, Class A1, VRN, 1.98%, (3-month LIBOR plus 1.83%), 7/20/31(1)	7,100,000	7,127,553
Reese Park CLO, Ltd., Series 2020-1A, Class C, VRN, 2.67%, (3-month LIBOR plus 2.45%), 10/15/32(1)(3)	3,650,000	3,650,000
Rockford Tower CLO Ltd., Series 2019-2A, Class A, VRN, 1.58%, (3-month LIBOR plus 1.33%), 8/20/32(1)	2,300,000	2,288,743

	Principal Amount/Shares	Value
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 1.97%, (3-month LIBOR plus 1.75%), 4/18/31(1)	$850,000	$838,724
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 1.92%, (3-month LIBOR plus 1.70%), 4/18/33(1)	4,750,000	4,802,902
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 1.37%, (3-month LIBOR plus 1.15%), 10/18/31(1)	3,188,982	3,152,671
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $126,316,648)		126,777,842
ASSET-BACKED SECURITIES — 3.8%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	1,075,172	1,092,775
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(1)	1,401,308	1,441,159
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 9/17/25(1)	4,057,000	4,096,403
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	13,400,000	13,407,729
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	2,363,663	2,523,291
Goodgreen, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(1)	4,950,380	4,964,260
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 0.80%, (1-month LIBOR plus 0.65%), 4/10/31(1)	651,527	651,449
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	3,911,297	4,003,047
Mosaic Solar Loan Trust, Series 2020-1A, Class A SEQ, 2.10%, 4/20/46(1)	3,871,412	3,950,195
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	273,536	274,755
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	4,498,253	4,581,933
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	2,696,718	2,718,780
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(1)	4,325,000	4,371,206
Progress Residential Trust, Series 2020-SFR2, Class B, 2.58%, 6/17/37(1)	1,900,000	1,955,946
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	631,650	642,565
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class B, 3.87%, 9/20/35(1)	294,694	304,853
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A SEQ, 3.20%, 1/20/36(1)	2,866,096	2,944,203
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(1)	2,767,340	2,844,632
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57(1)	3,800,000	4,057,611
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	3,220,743	3,441,774
Tricon American Homes, Series 2020-SFR1, Class B, 2.05%, 7/17/38(1)	6,500,000	6,618,509
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	2,301,197	2,315,843
TOTAL ASSET-BACKED SECURITIES (Cost $71,924,164)		73,202,918

	Principal Amount/Shares	Value
EXCHANGE-TRADED FUNDS — 3.5%
VanEck Vectors Emerging Markets High Yield Bond ETF	487,100	$11,013,331
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,838,000	56,500,120
TOTAL EXCHANGE-TRADED FUNDS (Cost $68,467,407)		67,513,451
U.S. TREASURY SECURITIES — 2.9%
U.S. Treasury Bonds, 4.50%, 5/15/38	$650,000	987,594
U.S. Treasury Bonds, 3.50%, 2/15/39	50,000	68,199
U.S. Treasury Bonds, 1.125%, 5/15/40(4)	4,500,000	4,277,109
U.S. Treasury Bonds, 3.00%, 5/15/42	400,000	515,078
U.S. Treasury Bonds, 2.875%, 5/15/43	100,000	126,527
U.S. Treasury Bonds, 3.75%, 11/15/43	500,000	720,234
U.S. Treasury Bonds, 3.00%, 11/15/44	300,000	388,102
U.S. Treasury Bonds, 2.50%, 2/15/45	720,000	857,025
U.S. Treasury Bonds, 3.00%, 5/15/45	800,000	1,036,344
U.S. Treasury Bonds, 2.50%, 5/15/46	1,150,000	1,371,510
U.S. Treasury Bonds, 2.25%, 8/15/49(4)	2,250,000	2,567,549
U.S. Treasury Bonds, 2.375%, 11/15/49(4)	600,000	702,797
U.S. Treasury Bonds, 1.25%, 5/15/50(4)	5,000,000	4,515,625
U.S. Treasury Bonds, 1.375%, 8/15/50(4)	3,500,000	3,263,203
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	5,630,550	5,771,930
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	10,102,900	11,029,798
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	17,234,600	18,917,146
TOTAL U.S. TREASURY SECURITIES (Cost $58,831,272)		57,115,770
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
Private Sponsor Collateralized Mortgage Obligations — 0.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.12%, 11/25/34	373,352	367,431
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.84%, (1-year H15T1Y plus 2.25%), 2/25/36	394,056	400,147
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.37%, 8/25/34	791,931	789,327
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.80%, (1-month LIBOR plus 3.65%), 2/25/40(1)	2,100,000	2,010,224
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(1)	253,198	254,665
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	271,729	296,067
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.19%, 11/21/34	501,974	510,612
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.91%, 11/25/35	39,594	38,631
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.79%, 2/25/35	443,594	457,751
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.79%, 2/25/35	228,091	236,122
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	2,017,856	2,029,493
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.95%, 7/25/34	809,332	813,817

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.00%, 4/25/36	$686,276	$645,761
		8,850,048
U.S. Government Agency Collateralized Mortgage Obligations — 2.4%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 11/25/23	2,696,241	2,483,624
FHLMC, Series 2014-DN2, Class M3, VRN, 3.75%, (1-month LIBOR plus 3.60%), 4/25/24	3,682,442	3,494,329
FHLMC, Series 2014-HQ3, Class M3, VRN, 4.90%, (1-month LIBOR plus 4.75%), 10/25/24	2,156,510	2,187,990
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.40%, (1-month LIBOR plus 3.25%), 5/25/25	2,000,000	2,034,155
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.15%, (1-month LIBOR plus 5.00%), 12/25/28	4,136,797	4,354,706
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.50%, (1-month LIBOR plus 1.35%), 3/25/29	154,106	154,179
FNMA, Series 2014-C02, Class 1M2, VRN, 2.75%, (1-month LIBOR plus 2.60%), 5/25/24	3,009,945	2,662,929
FNMA, Series 2014-C02, Class 2M2, VRN, 2.75%, (1-month LIBOR plus 2.60%), 5/25/24	3,817,110	3,749,078
FNMA, Series 2014-C03, Class 1M2, VRN, 3.15%, (1-month LIBOR plus 3.00%), 7/25/24	729,556	649,849
FNMA, Series 2015-C03, Class 1M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 7/25/25	6,056,107	6,188,971
FNMA, Series 2015-C04, Class 1M2, VRN, 5.85%, (1-month LIBOR plus 5.70%), 4/25/28	1,787,776	1,901,190
FNMA, Series 2016-C03, Class 2M2, VRN, 6.05%, (1-month LIBOR plus 5.90%), 10/25/28	889,713	945,346
FNMA, Series 2016-C06, Class 1M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 4/25/29	4,158,555	4,317,073
FNMA, Series 2017-C03, Class 1M2, VRN, 3.15%, (1-month LIBOR plus 3.00%), 10/25/29	5,035,921	5,094,067
FNMA, Series 2017-C06, Class 2M2, VRN, 2.95%, (1-month LIBOR plus 2.80%), 2/25/30	2,885,809	2,891,785
FNMA, Series 2017-C07, Class 1M2, VRN, 2.55%, (1-month LIBOR plus 2.40%), 5/25/30	4,017,737	3,975,299
		47,084,570
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $54,891,288)		55,934,618
PREFERRED STOCKS — 2.3%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	2,000,000	2,353,234
Banks — 0.3%
BNP Paribas SA, 4.50%(1)	2,569,000	2,448,578
JPMorgan Chase & Co., 4.60%	2,243,000	2,214,402
UniCredit SpA, MTN, 3.875%	1,500,000	1,359,365
		6,022,345
Capital Markets — 0.1%
Morgan Stanley, 3.85%	1,585,000	1,525,533
Diversified Telecommunication Services — 0.3%
Orange SA, MTN, 2.375%	1,000,000	1,203,561
Telefonica Europe BV, 3.00%	4,000,000	4,609,825
		5,813,386
Electric Utilities — 0.2%
Enel SpA, 2.25%	1,300,000	1,511,441

	Principal Amount/Shares	Value
SSE plc, 3.125%	1,500,000	$1,797,113
		3,308,554
Insurance — 1.0%
Allianz SE, 3.375%	3,100,000	3,907,676
Assicurazioni Generali SpA, MTN, 4.60%	3,900,000	4,820,432
AXA SA, MTN, 6.69%	1,230,000	1,925,711
BNP Paribas Cardif SA, 4.03%	3,100,000	3,974,323
Credit Agricole Assurances SA, 4.25%	3,300,000	4,147,527
Intesa Sanpaolo Vita SpA, 4.75%	1,600,000	1,940,396
		20,716,065
Oil, Gas and Consumable Fuels — 0.3%
BP Capital Markets plc, 4.375%	1,990,000	2,059,650
TOTAL SE, MTN, 2.625%	3,292,000	3,955,535
		6,015,185
TOTAL PREFERRED STOCKS (Cost $44,807,875)		45,754,302
MUNICIPAL SECURITIES — 0.7%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$605,000	925,614
California State University Rev., 2.98%, 11/1/51	825,000	848,826
Chicago GO, 7.05%, 1/1/29	450,000	483,138
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	36,669
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/39	1,395,000	1,815,592
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	725,000	744,234
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	565,000	571,311
Los Angeles Community College District GO, 6.75%, 8/1/49	675,000	1,200,656
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	75,000	100,816
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	200,000	237,622
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	175,000	228,613
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	164,060
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	230,000	367,020
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	69,162
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	830,000	837,628
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	130,000	194,115
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	522,528
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	900,000	909,558
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	205,000	272,273
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	200,000	276,608
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	300,000	382,875
State of California GO, 4.60%, 4/1/38	120,000	140,989
State of California GO, 7.55%, 4/1/39	410,000	705,192
State of California GO, 7.30%, 10/1/39	595,000	962,633
State of California GO, 7.60%, 11/1/40	20,000	35,466

	Principal Amount/Shares	Value
University of Texas System (The) Rev., 5.00%, 8/15/40	$1,040,000	$1,536,475
TOTAL MUNICIPAL SECURITIES (Cost $14,084,964)		14,569,673
BANK LOAN OBLIGATIONS(5) — 0.2%
Health Care Providers and Services — 0.1%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 2.65%, (1-month LIBOR plus 2.50%), 2/16/23	2,129,157	2,115,850
Pharmaceuticals — 0.1%
Bausch Health Companies Inc., 2018 Term Loan B, 3.15%, (1-month LIBOR plus 3.00%), 6/2/25	1,558,231	1,524,636
TOTAL BANK LOAN OBLIGATIONS (Cost $3,672,579)		3,640,486
TEMPORARY CASH INVESTMENTS(6) — 3.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $26,762,801), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $26,330,697)		26,330,565
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 7/15/30, valued at $46,805,780), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $45,888,229)		45,888,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $72,218,565)		72,218,565
TOTAL INVESTMENT SECURITIES — 105.6% (Cost $2,007,026,086)		2,059,682,719
OTHER ASSETS AND LIABILITIES(7) — (5.6)%		(109,195,285)
TOTAL NET ASSETS — 100.0%		$1,950,487,434

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	16,538,400	USD	11,844,488	UBS AG	12/16/20	$(216,950)
USD	31,787,348	AUD	43,359,116	UBS AG	12/16/20	1,303,156
BRL	26,941,213	USD	5,145,184	Goldman Sachs & Co.	12/16/20	(458,149)
CAD	3,089,683	USD	2,348,890	Morgan Stanley	12/16/20	(29,324)
CAD	3,732,036	USD	2,800,792	Morgan Stanley	12/16/20	1,018
USD	33,464,419	CAD	44,067,787	Morgan Stanley	12/16/20	380,713
USD	1,196,369	CAD	1,587,606	Morgan Stanley	12/16/20	4,481
USD	1,143,542	CAD	1,507,978	Morgan Stanley	12/16/20	11,434
USD	11,882,103	CHF	10,745,461	Morgan Stanley	12/16/20	147,499
USD	6,719,868	CLP	5,120,875,624	Goldman Sachs & Co.	12/16/20	98,498
CNY	13,838,711	USD	2,041,861	Goldman Sachs & Co.	12/16/20	17,352
USD	1,158,922	CNY	7,944,413	Goldman Sachs & Co.	12/16/20	(23,213)
USD	1,632,734	CNY	11,024,222	Goldman Sachs & Co.	12/16/20	(7,680)
USD	19,128,813	CNY	130,286,344	Goldman Sachs & Co.	12/16/20	(257,909)
USD	117,958,931	CNY	805,270,236	Goldman Sachs & Co.	12/16/20	(1,865,984)
COP	11,321,586,662	USD	2,927,744	Goldman Sachs & Co.	12/16/20	(8,225)
USD	6,631,386	COP	24,492,692,883	Goldman Sachs & Co.	12/16/20	315,409
CZK	57,549,141	USD	2,489,473	UBS AG	12/16/20	(28,079)
USD	6,203,755	CZK	139,287,955	UBS AG	12/16/20	246,367
USD	1,067,674	DKK	6,732,986	Goldman Sachs & Co.	12/16/20	13,205
USD	31,184,980	DKK	195,171,196	Goldman Sachs & Co.	12/16/20	618,760
EUR	1,638,170	USD	1,936,024	JPMorgan Chase Bank N.A.	11/18/20	(27,498)
USD	330,872,235	EUR	281,129,229	JPMorgan Chase Bank N.A.	11/18/20	3,346,780
USD	837,002	EUR	713,863	JPMorgan Chase Bank N.A.	11/18/20	5,326
USD	2,157,375	EUR	1,829,757	JPMorgan Chase Bank N.A.	11/18/20	25,644
USD	1,526,523	EUR	1,295,222	JPMorgan Chase Bank N.A.	11/18/20	17,544
USD	619,797	EUR	523,952	JPMorgan Chase Bank N.A.	11/18/20	9,375
USD	2,907,821	EUR	2,476,588	JPMorgan Chase Bank N.A.	11/18/20	22,509
USD	1,939,937	EUR	1,661,376	JPMorgan Chase Bank N.A.	11/18/20	4,376
USD	608,269	EUR	520,726	JPMorgan Chase Bank N.A.	11/18/20	1,604
GBP	6,399,279	USD	8,234,656	Bank of America N.A.	12/16/20	58,312
USD	996,774	GBP	772,470	Bank of America N.A.	12/16/20	(4,287)
USD	2,408,906	GBP	1,858,323	Bank of America N.A.	12/16/20	663
USD	66,111,895	GBP	51,281,930	Bank of America N.A.	12/16/20	(345,504)
USD	2,516,565	HUF	771,916,197	UBS AG	12/16/20	67,089
USD	2,333,724	IDR	34,772,483,822	Goldman Sachs & Co.	12/16/20	(8,809)
USD	4,467,228	IDR	67,115,633,901	Goldman Sachs & Co.	12/16/20	(54,180)
USD	2,910,831	ILS	9,912,252	UBS AG	12/16/20	4,453
INR	700,392,259	USD	9,458,178	UBS AG	12/16/20	(100,214)
USD	9,346,040	INR	700,392,259	UBS AG	12/16/20	(11,923)
USD	165,645,106	JPY	17,419,371,820	Bank of America N.A.	11/18/20	(763,561)
USD	1,718,705	KRW	2,026,095,767	Goldman Sachs & Co.	12/16/20	(63,263)
KZT	938,967,588	USD	2,153,348	Goldman Sachs & Co.	12/21/20	(9,954)
MXN	42,409,359	USD	1,993,686	Morgan Stanley	12/16/20	(3,735)
MXN	41,004,447	USD	1,857,579	Morgan Stanley	12/16/20	66,451
MYR	14,603,925	USD	3,549,812	Goldman Sachs & Co.	12/16/20	(48,524)
USD	1,705,841	MYR	7,161,972	Goldman Sachs & Co.	12/16/20	(11,240)
USD	7,234,973	MYR	29,975,216	Goldman Sachs & Co.	12/16/20	48,422

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,271,086	NOK	21,237,056	Goldman Sachs & Co.	12/16/20	$46,884
USD	3,098,950	NOK	27,860,748	Goldman Sachs & Co.	12/16/20	181,035
NZD	11,634,688	USD	7,743,990	UBS AG	12/16/20	(50,857)
USD	9,267,862	NZD	13,779,773	UBS AG	12/16/20	156,348
USD	19,268,060	PEN	68,642,463	Goldman Sachs & Co.	12/16/20	281,246
USD	1,428,224	PEN	5,044,203	Goldman Sachs & Co.	12/16/20	32,975
USD	6,682,155	PHP	325,247,217	UBS AG	12/16/20	(13,019)
USD	4,986,114	PLN	18,676,921	Goldman Sachs & Co.	12/16/20	267,532
RUB	712,060,449	USD	9,076,615	Goldman Sachs & Co.	12/16/20	(155,191)
USD	11,956,579	RUB	905,802,956	Goldman Sachs & Co.	12/16/20	607,751
SEK	21,181,918	USD	2,393,441	Goldman Sachs & Co.	12/16/20	(11,701)
USD	2,791,508	SEK	24,382,704	Goldman Sachs & Co.	12/16/20	49,865
USD	3,605,555	SGD	4,902,030	Bank of America N.A.	12/16/20	16,748
USD	15,163,141	THB	474,303,049	Goldman Sachs & Co.	12/16/20	(51,288)
TWD	196,663,290	USD	6,823,163	UBS AG	12/16/20	130,574
USD	12,643,904	ZAR	209,718,121	UBS AG	12/17/20	(176,685)
						$3,800,452

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Buxl 30-Year Bonds	36	December 2020	$9,591,313	$210,935
Japanese 10-Year Government Bonds	11	December 2020	15,957,591	4,098
Japanese 10-Year Mini Government Bonds	76	December 2020	11,025,245	(1,735)
Korean Treasury 10-Year Bonds	205	December 2020	23,813,387	(25,619)
U.K. Gilt 10-Year Bonds	185	December 2020	32,518,075	(54,053)
U.S. Treasury Ultra Bonds	17	December 2020	3,655,000	(74,601)
			$96,560,611	$59,025

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	480	December 2020	$66,345,000	$401,639
U.S. Treasury 10-Year Ultra Notes	404	December 2020	63,541,625	839,202
			$129,886,625	$1,240,841

^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 34	Buy	(5.00)%	6/20/25	$61,318,000	$(516,129)	$(2,441,165)	$(2,957,294)
Markit CDX North America High Yield Index Series 35	Sell	5.00%	12/20/25	$19,600,000	779,059	5,686	784,745
Markit CDX North America Investment Grade Index Series 34	Buy	(1.00)%	6/20/25	$27,000,000	464,665	(609,179)	(144,514)
					$727,595	$(3,044,658)	$(2,317,063)

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Bank of America N.A./ Republic of South Africa Government International Bond(8)	Buy	(1.00)%	12/20/25	$27,550,000	$2,775,868	$(464,742)	$2,311,126

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index Monthly	Fixed Rate	Termination Date	Notional Amount		Value*
Goldman Sachs & Co.	BZDIOVRA	Pay	5.71%	1/2/25	BRL	127,710,202	$(519,186)

*Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$6,750,000	$(417)	$(72,478)	$(72,895)
CPURNSA	Receive	1.87%	11/25/29	$19,500,000	(644)	11,598	10,954
					$(1,061)	$(60,880)	$(61,941)

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation	LIBOR	-	London Interbank Offered Rate
AUD	-	Australian Dollar	MTN	-	Medium Term Note
BRL	-	Brazilian Real	MXN	-	Mexican Peso
BZDIOVRA	-	Brazil Interbank Deposit Rate	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CDX	-	Credit Derivatives Indexes	NZD	-	New Zealand Dollar
CHF	-	Swiss Franc	PEN	-	Peruvian Sol
CLP	-	Chilean Peso	PHP	-	Philippine Peso
CNY	-	Chinese Yuan	PLN	-	Polish Zloty
COP	-	Colombian Peso	RUB	-	Russian Ruble
CPI	-	Consumer Price Index	SEK	-	Swedish Krona
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index	SEQ	-	Sequential Payer
			SGD	-	Singapore Dollar
CZK	-	Czech Koruna	TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association	THB	-	Thai Baht
GBP	-	British Pound	TWD	-	Taiwanese Dollar
GNMA	-	Government National Mortgage Association	UMBS	-	Uniform Mortgage-Backed Securities
GO	-	General Obligation	USD	-	United States Dollar
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won	ZAR	-	South African Rand
KZT	-	Kazakhstani Tenge
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $545,479,343, which represented 28.0% of total net assets.
(2)Security is a zero-coupon bond.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $10,584,338.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(6)Category includes collateral received at the custodian bank for collateral requirements on forward foreign currency exchange contracts. At the period end, the aggregate value of cash deposits received was $120,000.
(7)Amount relates primarily to payable for investments purchased, but not settled, at period end.
(8)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $2,207,854.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $2,007,026,086)	$2,059,682,719
Cash	2,931
Foreign currency holdings, at value (cost of $364,073)	359,648
Foreign deposits with broker for futures contracts, at value (cost of $727,857)	766,515
Receivable for investments sold	5,687,917
Receivable for capital shares sold	45,676
Receivable for variation margin on futures contracts	233,271
Receivable for variation margin on swap agreements	42,298
Unrealized appreciation on forward foreign currency exchange contracts	8,607,398
Swap agreements, at value (including net premiums paid (received) of $2,775,868)	2,311,126
Interest and dividends receivable	14,564,210
2,092,303,709

Liabilities
Payable for collateral received for forward foreign currency exchange contracts	120,000
Payable for investments purchased	134,538,677
Payable for capital shares redeemed	1,324,937
Payable for variation margin on futures contracts	224,073
Payable for variation margin on swap agreements	21,449
Unrealized depreciation on forward foreign currency exchange contracts	4,806,946
Swap agreements, at value	519,186
Accrued management fees	222,126
Distribution and service fees payable	1,180
Accrued foreign taxes	37,701
141,816,275

Net Assets	$1,950,487,434

Net Assets Consist of:
Capital paid in	$1,899,407,985
Distributable earnings	51,079,449
$1,950,487,434

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$264,352,390	25,429,123	$10.40
I Class	$16,076,987	1,542,399	$10.42
Y Class	$43,071,131	4,127,262	$10.44
A Class	$2,053,660	198,268	$10.36*
C Class	$707,804	69,018	$10.26
R Class	$293,928	28,479	$10.32
R5 Class	$15,988,129	1,534,643	$10.42
R6 Class	$8,113,818	778,782	$10.42
G Class	$1,599,829,587	152,958,041	$10.46
*Maximum offering price $10.85 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $78,923)	$31,987,218
Dividends	549,095
32,536,313

Expenses:
Management fees	8,982,605
Distribution and service fees:
A Class	4,416
C Class	8,579
R Class	1,093
Trustees' fees and expenses	100,861
Other expenses	23,858
9,121,412
Fees waived(1)	(6,297,357)
2,824,055

Net investment income (loss)	29,712,258

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,158,382
Forward foreign currency exchange contract transactions	(23,894,872)
Futures contract transactions	(2,203,742)
Swap agreement transactions	(2,399,763)
Foreign currency translation transactions	43,783
(13,296,212)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(13,465))	3,420,965
Forward foreign currency exchange contracts	10,942,243
Futures contracts	3,808,367
Swap agreements	(2,540,536)
Translation of assets and liabilities in foreign currencies	97,860
15,728,899

Net realized and unrealized gain (loss)	2,432,687

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,144,945

(1)Amount consists of $26,806, $1,633, $4,068, $179, $78, $30, $1,620, $810 and $6,262,133 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$29,712,258	$36,584,823
Net realized gain (loss)	(13,296,212)	17,715,638
Change in net unrealized appreciation (depreciation)	15,728,899	86,741,193
Net increase (decrease) in net assets resulting from operations	32,144,945	141,041,654

Distributions to Shareholders
From earnings:
Investor Class	(6,442,817)	(16,405,150)
I Class	(405,704)	(615,552)
Y Class	(789,597)	(567,195)
A Class	(34,296)	(91,125)
C Class	(8,313)	(51,838)
R Class	(2,675)	(5,095)
R5 Class	(510,969)	(1,690,459)
R6 Class	(191,492)	(50,933)
G Class	(33,969,939)	(64,316,773)
Decrease in net assets from distributions	(42,355,802)	(83,794,120)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	636,572,804	(166,807,847)

Net increase (decrease) in net assets	626,361,947	(109,560,313)

Net Assets
Beginning of period	1,324,125,487	1,433,685,800
End of period	$1,950,487,434	$1,324,125,487

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 60% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule

12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective August 1, 2020, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Trustees. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.83%	0.82%
I Class	0.73%	0.72%
Y Class	0.63%	0.62%
A Class	0.83%	0.82%
C Class	0.83%	0.82%
R Class	0.83%	0.82%
R5 Class	0.63%	0.62%
R6 Class	0.58%	0.57%
G Class	0.58%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 totaled $1,664,051,610, of which $374,151,727 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2020 totaled $1,490,578,350, of which $352,292,779 represented U.S. Treasury and Government Agency obligations.

On July 30, 2020, the fund received investment securities and other financial instruments valued at $551,233,016 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,901,386	$29,829,893	1,997,789	$19,857,297
Issued in reinvestment of distributions	628,783	6,435,572	1,716,713	16,394,607
Redeemed	(4,647,767)	(47,204,255)	(7,006,124)	(70,265,739)
	(1,117,598)	(10,938,790)	(3,291,622)	(34,013,835)
I Class
Sold	935,486	9,616,163	1,687,851	16,945,935
Issued in reinvestment of distributions	37,501	384,558	61,192	585,606
Redeemed	(1,038,427)	(10,755,512)	(1,192,113)	(12,007,937)
	(65,440)	(754,791)	556,930	5,523,604
Y Class
Sold	1,768,289	18,254,229	2,030,025	20,541,909
Issued in reinvestment of distributions	76,907	789,597	59,206	567,195
Redeemed	(487,011)	(5,011,517)	(103,366)	(1,043,438)
	1,358,185	14,032,309	1,985,865	20,065,666
A Class
Sold	64,527	665,103	48,278	484,001
Issued in reinvestment of distributions	3,136	32,005	9,184	87,524
Redeemed	(56,234)	(578,290)	(46,299)	(459,718)
	11,429	118,818	11,163	111,807
C Class
Sold	9,715	96,605	28,973	282,031
Issued in reinvestment of distributions	647	6,553	5,061	47,873
Redeemed	(41,877)	(421,013)	(54,871)	(546,195)
	(31,515)	(317,855)	(20,837)	(216,291)
R Class
Sold	17,363	176,841	11,767	117,227
Issued in reinvestment of distributions	263	2,675	536	5,095
Redeemed	(5,071)	(51,995)	(6,105)	(60,187)
	12,555	127,521	6,198	62,135
R5 Class
Sold	11,015	113,608	2,506	25,617
Issued in reinvestment of distributions	49,872	510,969	176,642	1,690,459
Redeemed	(492,500)	(4,993,872)	(1,079,419)	(10,501,211)
	(431,613)	(4,369,295)	(900,271)	(8,785,135)
R6 Class
Sold	239,879	2,476,324	668,657	6,614,627
Issued in reinvestment of distributions	18,687	191,492	5,328	50,933
Redeemed	(170,356)	(1,744,967)	(84,288)	(854,504)
	88,210	922,849	589,697	5,811,056
G Class
Sold	77,670,330	810,254,412	5,616,340	56,073,674
Issued in reinvestment of distributions	3,309,225	33,969,939	6,713,651	64,316,773
Redeemed	(20,070,888)	(206,472,313)	(27,235,933)	(275,757,301)
	60,908,667	637,752,038	(14,905,942)	(155,366,854)
Net increase (decrease)	60,732,880	$636,572,804	(15,968,819)	$(166,807,847)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$778,735,866	—
Corporate Bonds	—	620,791,028	—
U.S. Government Agency Mortgage-Backed Securities	—	143,428,200	—
Collateralized Loan Obligations	—	126,777,842	—
Asset-Backed Securities	—	73,202,918	—
Exchange-Traded Funds	$67,513,451	—	—
U.S. Treasury Securities	—	57,115,770	—
Collateralized Mortgage Obligations	—	55,934,618	—
Preferred Stocks	—	45,754,302	—
Municipal Securities	—	14,569,673	—
Bank Loan Obligations	—	3,640,486	—
Temporary Cash Investments	—	72,218,565	—
	$67,513,451	$1,992,169,268	—
Other Financial Instruments
Futures Contracts	$1,240,841	$215,033	—
Swap Agreements	—	3,106,825	—
Forward Foreign Currency Exchange Contracts	—	8,607,398	—
	$1,240,841	$11,929,256	—

Liabilities
Other Financial Instruments
Futures Contracts	$74,601	$81,407	—
Swap Agreements	—	3,693,889	—
Forward Foreign Currency Exchange Contracts	—	4,806,946	—
	$74,601	$8,582,242	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $80,818,008.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $887,190,184.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $207,642,677 futures contracts purchased and $67,870,229 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $141,336,093.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $26,750,000.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$42,298	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	2,311,126	Swap agreements	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	8,607,398	Unrealized depreciation on forward foreign currency exchange contracts	$4,806,946
Interest Rate Risk	Receivable for variation margin on futures contracts*	233,271	Payable for variation margin on futures contracts*	224,073
Interest Rate Risk	Swap agreements	—	Swap agreements	519,186
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	21,449
		$11,194,093		$5,571,654

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(3,453,704)	Change in net unrealized appreciation (depreciation) on swap agreements	$(2,308,479)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(23,894,872)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	10,942,243
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,203,742)	Change in net unrealized appreciation (depreciation) on futures contracts	3,808,367
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	996,106	Change in net unrealized appreciation (depreciation) on swap agreements	(234,738)
Other Contracts	Net realized gain (loss) on swap agreement transactions	57,835	Change in net unrealized appreciation (depreciation) on swap agreements	2,681
		$(28,498,377)		$12,210,074

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$42,355,802	$83,794,120
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,010,467,087
Gross tax appreciation of investments	$60,985,363
Gross tax depreciation of investments	(11,769,731)
Net tax appreciation (depreciation) of investments	49,215,632
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,792,795)
Net tax appreciation (depreciation)	$46,422,837
Other book-to-tax adjustments	$(2,903,848)
Undistributed ordinary income	$3,359,977
Accumulated long-term gains	$4,200,483
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.44	0.15	0.05	0.20	(0.24)	—	(0.24)	$10.40	1.96%	0.83%	0.84%	1.46%	1.45%	106%	$264,352
2019	$10.03	0.21	0.78	0.99	(0.58)	—	(0.58)	$10.44	10.36%	0.84%	0.84%	2.10%	2.10%	46%	$277,044
2018	$10.36	0.23	(0.36)	(0.13)	(0.17)	(0.03)	(0.20)	$10.03	(1.33)%	0.84%	0.93%	2.26%	2.17%	78%	$299,230
2017	$10.28	0.13	0.09	0.22	(0.11)	(0.03)	(0.14)	$10.36	2.23%	0.84%	0.96%	1.32%	1.20%	130%	$294,535
2016	$9.86	0.12	0.34	0.46	(0.04)	—	(0.04)	$10.28	4.72%	0.84%	0.96%	1.18%	1.06%	106%	$263,312
I Class
2020	$10.47	0.16	0.04	0.20	(0.25)	—	(0.25)	$10.42	2.01%	0.73%	0.74%	1.56%	1.55%	106%	$16,077
2019	$10.06	0.22	0.78	1.00	(0.59)	—	(0.59)	$10.47	10.44%	0.74%	0.74%	2.20%	2.20%	46%	$16,830
2018	$10.38	0.24	(0.35)	(0.11)	(0.18)	(0.03)	(0.21)	$10.06	(1.16)%	0.74%	0.83%	2.36%	2.27%	78%	$10,569
2017(3)	$10.14	0.09	0.15	0.24	—	—	—	$10.38	2.37%	0.74%(4)	0.86%(4)	1.51%(4)	1.39%(4)	130%(5)	$11,856
Y Class
2020	$10.49	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.44	2.15%	0.63%	0.64%	1.66%	1.65%	106%	$43,071
2019	$10.07	0.22	0.80	1.02	(0.60)	—	(0.60)	$10.49	10.65%	0.64%	0.64%	2.30%	2.30%	46%	$29,035
2018	$10.39	0.27	(0.38)	(0.11)	(0.18)	(0.03)	(0.21)	$10.07	(1.09)%	0.64%	0.73%	2.46%	2.37%	78%	$7,891
2017(3)	$10.14	0.09	0.16	0.25	—	—	—	$10.39	2.47%	0.64%(4)	0.76%(4)	1.59%(4)	1.47%(4)	130%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$10.39	0.12	0.05	0.17	(0.20)	—	(0.20)	$10.36	1.69%	1.08%	1.09%	1.21%	1.20%	106%	$2,054
2019	$9.98	0.18	0.78	0.96	(0.55)	—	(0.55)	$10.39	10.12%	1.09%	1.09%	1.85%	1.85%	46%	$1,941
2018	$10.31	0.20	(0.36)	(0.16)	(0.14)	(0.03)	(0.17)	$9.98	(1.59)%	1.09%	1.18%	2.01%	1.92%	78%	$1,753
2017	$10.24	0.10	0.09	0.19	(0.09)	(0.03)	(0.12)	$10.31	1.88%	1.09%	1.21%	1.07%	0.95%	130%	$2,157
2016	$9.83	0.09	0.36	0.45	(0.04)	—	(0.04)	$10.24	4.55%	1.09%	1.21%	0.93%	0.81%	106%	$9,284
C Class
2020	$10.25	0.05	0.05	0.10	(0.09)	—	(0.09)	$10.26	0.97%	1.83%	1.84%	0.46%	0.45%	106%	$708
2019	$9.85	0.11	0.76	0.87	(0.47)	—	(0.47)	$10.25	9.27%	1.84%	1.84%	1.10%	1.10%	46%	$1,030
2018	$10.17	0.12	(0.34)	(0.22)	(0.07)	(0.03)	(0.10)	$9.85	(2.27)%	1.84%	1.93%	1.26%	1.17%	78%	$1,196
2017	$10.10	0.03	0.08	0.11	(0.01)	(0.03)	(0.04)	$10.17	1.13%	1.84%	1.96%	0.32%	0.20%	130%	$1,824
2016	$9.75	0.02	0.34	0.36	(0.01)	—	(0.01)	$10.10	3.72%	1.84%	1.96%	0.18%	0.06%	106%	$4,646
R Class
2020	$10.34	0.10	0.04	0.14	(0.16)	—	(0.16)	$10.32	1.42%	1.33%	1.34%	0.96%	0.95%	106%	$294
2019	$9.94	0.15	0.77	0.92	(0.52)	—	(0.52)	$10.34	9.77%	1.34%	1.34%	1.60%	1.60%	46%	$165
2018	$10.26	0.17	(0.34)	(0.17)	(0.12)	(0.03)	(0.15)	$9.94	(1.75)%	1.34%	1.43%	1.76%	1.67%	78%	$97
2017	$10.19	0.09	0.07	0.16	(0.06)	(0.03)	(0.09)	$10.26	1.63%	1.34%	1.46%	0.82%	0.70%	130%	$146
2016	$9.80	0.07	0.35	0.42	(0.03)	—	(0.03)	$10.19	4.28%	1.34%	1.46%	0.68%	0.56%	106%	$48

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$10.47	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.42	2.16%	0.63%	0.64%	1.66%	1.65%	106%	$15,988
2019	$10.06	0.23	0.78	1.01	(0.60)	—	(0.60)	$10.47	10.55%	0.64%	0.64%	2.30%	2.30%	46%	$20,582
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.13)%	0.64%	0.73%	2.46%	2.37%	78%	$28,832
2017	$10.31	0.15	0.10	0.25	(0.14)	(0.03)	(0.17)	$10.39	2.43%	0.64%	0.76%	1.52%	1.40%	130%	$32,206
2016	$9.87	0.14	0.35	0.49	(0.05)	—	(0.05)	$10.31	4.98%	0.64%	0.76%	1.38%	1.26%	106%	$833,757
R6 Class
2020	$10.47	0.18	0.05	0.23	(0.28)	—	(0.28)	$10.42	2.23%	0.58%	0.59%	1.71%	1.70%	106%	$8,114
2019	$10.06	0.22	0.79	1.01	(0.60)	—	(0.60)	$10.47	10.62%	0.59%	0.59%	2.35%	2.35%	46%	$7,231
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.08)%	0.59%	0.68%	2.51%	2.42%	78%	$1,015
2017	$10.32	0.16	0.08	0.24	(0.14)	(0.03)	(0.17)	$10.39	2.38%	0.59%	0.71%	1.57%	1.45%	130%	$1,489
2016	$9.87	0.14	0.36	0.50	(0.05)	—	(0.05)	$10.32	5.10%	0.59%	0.71%	1.43%	1.31%	106%	$94,808
G Class
2020	$10.54	0.24	0.04	0.28	(0.36)	—	(0.36)	$10.46	2.80%	0.01%	0.59%	2.28%	1.70%	106%	$1,599,830
2019	$10.13	0.30	0.77	1.07	(0.66)	—	(0.66)	$10.54	11.21%	0.01%	0.59%	2.93%	2.35%	46%	$970,268
2018	$10.41	0.32	(0.37)	(0.05)	(0.20)	(0.03)	(0.23)	$10.13	(0.49)%	0.01%	0.68%	3.09%	2.42%	78%	$1,083,103
2017(6)	$10.29	0.06	0.06	0.12	—	—	—	$10.41	1.17%	0.01%(4)	0.71%(4)	2.27%(4)	1.57%(4)	130%(5)	$1,007,151

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)July 28, 2017 (commencement of sale) through October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Global Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (since 2018); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	63	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.04% (e.g., the Investor Class unified fee will be reduced from 0.83% to 0.79%) for at least one year, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 2012

Annual Report

October 31, 2020

International Bond Fund
Investor Class (BEGBX)
I Class (AIBHX)
Y Class (AIBYX)
A Class (AIBDX)
C Class (AIQCX)
R Class (AIBRX)
R5 Class (AIDIX)
R6 Class (AIDDX)
G Class (AIBGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	3.26%	2.66%	0.37%	—	1/7/92
Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged)	—	4.96%	3.62%	1.21%	—	—
I Class	AIBHX	3.40%	—	—	3.52%	4/10/17
Y Class	AIBYX	3.47%	—	—	3.64%	4/10/17
A Class	AIBDX					10/27/98
No sales charge		3.07%	2.42%	0.12%	—
With sales charge		-1.54%	1.48%	-0.33%	—
C Class	AIQCX	2.30%	1.65%	-0.62%	—	9/28/07
R Class	AIBRX	2.79%	2.17%	-0.12%	—	9/28/07
R5 Class	AIDIX	3.55%	2.88%	0.58%	—	8/2/04
R6 Class	AIDDX	3.62%	2.93%	—	0.98%	7/26/13
G Class	AIBGX	4.12%	—	—	2.58%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $10,380

Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) — $11,274

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.81%	0.71%	0.61%	1.06%	1.81%	1.31%	0.61%	0.56%	0.56%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: John Lovito, Brian Howell, Simon Chester and Abdelak Adjriou

Performance Summary

International Bond returned 3.26%* for the fiscal year ended October 31, 2020. By comparison, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 4.96% over the same time period. Fund returns reflect operating expenses, while index returns do not.

Market Review

Global bond markets endured a volatile 12-month period as economies worldwide struggled with the repercussions of the coronavirus pandemic. Sweeping shutdowns and stay-at-home orders brought the global economy to a virtual standstill, and governments and central banks responded with unprecedented volumes of fiscal and monetary relief. Risky and conservative assets experienced dramatic swings, although interest rates across developed markets generally declined and subsequently hovered near historical lows.

The reporting period opened with the U.S. Federal Reserve (Fed) implementing its third rate cut of 2019 and the European Central Bank (ECB) launching a fresh round of bond buying, which aided global growth outlooks. Conditions changed dramatically in the first quarter, however, as the COVID-19 crisis prompted a wide-scale flight to quality. In addition, a quarrel between Saudi Arabia and Russia over oil production in the face of declining demand resulted in a rapid crash in oil prices in March. The unprecedented falloff further diminished prospects for oil-dependent countries already contending with the coronavirus threat.

Extreme dislocations in valuation and liquidity hit global credit markets. Furthermore, short-term funding notes, such as commercial paper and repurchase agreements, also showed substantial stress as the global financial system faced a sudden liquidity crunch. That threat faded as massive stimulus programs from the Fed, the ECB and other central banks helped restore confidence in global financial markets. Fiscal support from the U.S. and other governments also helped improve investor sentiment, and as countries began reopening, economic data steadily improved and commodity markets stabilized. Sentiment wavered late in the period, as concerns around rising infection rates in the U.S. and Europe stirred worries that a second wave could stall the recovery.

After soaring during the crisis’s onset, the U.S. dollar retreated through the second half of the period, which aided commodity prices. Although riskier bonds rallied through much of the second half of the period, higher-quality investment-grade issues, which didn’t fall as far during the March-April setback, generally outperformed the overall bond market.

High-Yield, Securitized Exposure Hindered Performance

Within the portfolio, an out-of-index position in high-yield securities weighed on relative returns. These riskier bonds fell farther than investment-grade securities as the pandemic first spread and took longer to recover from the abrupt downturn. Furthermore, the bond-buying initiatives of the Fed, ECB and Bank of England provided more support to investment-grade bonds.

Investments in securitized debt also detracted, led by out-of-index U.S. non-agency commercial mortgage-backed securities and agency mortgage-backed securities. Separately, the portfolio’s duration exposure proved a drag on performance amid the sizable rally in U.S. Treasuries at the

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.

5

height of the pandemic. Duration exposure in out-of-index inflation-linked bonds underperformed as inflation expectations rapidly receded at that time and much of our out-of-index U.S. duration was held in more risk-sensitive assets. Our underweight duration in Europe also adversely affected performance, but to a lesser extent as yields did not fall as dramatically as in the U.S.

Select Corporate Issues, Currency Positions Aided Returns

Security selection among investment-grade bonds contributed to relative returns. Notably, positions in the lower-quality portion of the investment-grade universe proved advantageous as rates recovered more sharply than higher-quality securities. The portfolio’s currency exposure contributed to relative returns. Holdings in the euro, Swedish krona and Japanese yen benefited from the falling dollar. We also realized gains in the Mexican peso, which recovered from a pandemic-related drop off, and the Australian dollar, which bounced back from a commodity-related decline. A short position in the Colombian peso also proved advantageous due to plummeting oil prices.

Positioning for the Future

We expect the economic recovery to remain on a moderate path, which should continue to support riskier assets. However, a second wave of COVID-19 infections does pose a downside risk. We believe less-draconian restrictions that are regionally focused and growing commitments to keeping economic activity on track will help mitigate such risks. Separately, we believe the U.K.’s pending split from the European Union will not be as disruptive economically as some expect. Also, we’re hopeful that campaign trail posturing about higher corporate tax rates in the U.S. eases following the election.

Against this backdrop, supportive measures by the Fed, ECB and other leading developed markets central banks remain powerful underpinnings for economic improvements in the near term. We also remain confident that these institutions will step in with additional support if required. Although political gridlock delayed more fiscal stimulus in the U.S., and Europe’s fiscal relief plans may be delayed, central banks remain important backstops for credit markets.

Overall, we intend to maintain overweight allocations to risk assets, particularly U.S. corporate bonds and securitized assets. We believe the presidential election in the U.S. will resolve a significant source of uncertainty and aid risk assets. We are also hopeful that a COVID-19 vaccine will be discovered in the coming quarters and consequently help solidify the recovery of risk assets. From a duration standpoint, we ended the period with a neutral position overall and a short bias in the U.S. This aligned with our short-to-neutral positioning in Europe and slightly short positioning in the U.K. and Japan.

6

Fund Characteristics

OCTOBER 31, 2020
Portfolio at a Glance
Average Duration (effective)	8.1 years
Weighted Average Life to Maturity	11.8 years

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	59.7%
Corporate Bonds	25.2%
Exchange-Traded Funds	3.6%
Preferred Stocks	3.5%
Asset-Backed Securities	2.7%
Collateralized Loan Obligations	1.5%
U.S. Treasury Securities	1.3%
Bank Loan Obligations	0.2%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,075.00	$4.17	0.80%
I Class	$1,000	$1,075.50	$3.65	0.70%
Y Class	$1,000	$1,076.10	$3.13	0.60%
A Class	$1,000	$1,073.70	$5.47	1.05%
C Class	$1,000	$1,069.70	$9.36	1.80%
R Class	$1,000	$1,072.80	$6.77	1.30%
R5 Class	$1,000	$1,076.10	$3.13	0.60%
R6 Class	$1,000	$1,076.90	$2.87	0.55%
G Class	$1,000	$1,079.20	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.12	$4.06	0.80%
I Class	$1,000	$1,021.62	$3.56	0.70%
Y Class	$1,000	$1,022.12	$3.05	0.60%
A Class	$1,000	$1,019.86	$5.33	1.05%
C Class	$1,000	$1,016.09	$9.12	1.80%
R Class	$1,000	$1,018.60	$6.60	1.30%
R5 Class	$1,000	$1,022.12	$3.05	0.60%
R6 Class	$1,000	$1,022.37	$2.80	0.55%
G Class	$1,000	$1,025.09	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 59.7%
Australia — 2.7%
Australia Government Bond, 2.75%, 4/21/24	AUD	19,437,000	$14,896,473
Australia Government Bond, 3.00%, 3/21/47	AUD	2,140,000	1,914,518
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,748,000	3,876,887
			20,687,878
Austria — 1.4%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	2,598,000	3,288,191
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,352,000	2,974,863
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	2,220,000	4,449,566
			10,712,620
Belgium — 0.8%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	576,000	1,227,297
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,329,000	5,189,149
			6,416,446
Canada — 1.9%
Canadian Government Bond, 2.75%, 12/1/48	CAD	1,250,000	1,286,338
Province of Ontario Canada, 2.85%, 6/2/23	CAD	549,000	438,207
Province of Quebec Canada, 5.75%, 12/1/36	CAD	8,744,000	10,133,930
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	904,409
Province of Quebec Canada, 3.50%, 12/1/48	CAD	1,751,000	1,689,334
			14,452,218
China — 9.9%
China Development Bank, 3.50%, 8/13/26	CNY	128,500,000	19,059,061
China Development Bank, 3.50%, 8/13/26	CNY	23,000,000	3,411,792
China Government Bond, 1.99%, 4/9/25	CNY	53,000,000	7,572,366
China Government Bond, 3.25%, 6/6/26	CNY	120,400,000	18,121,322
China Government Bond, 3.12%, 12/5/26	CNY	38,700,000	5,761,464
China Government Bond, 2.85%, 6/4/27	CNY	1,500,000	218,631
China Government Bond, 3.29%, 5/23/29	CNY	15,000,000	2,251,293
China Government Bond, 2.68%, 5/21/30	CNY	78,200,000	11,196,046
China Government Bond, 3.86%, 7/22/49	CNY	30,900,000	4,591,426
China Government Bond, 3.39%, 3/16/50	CNY	24,800,000	3,397,217
			75,580,618
Czech Republic — 0.4%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	58,020,000	2,700,592
Denmark — 1.6%
Denmark Government Bond, 0.50%, 11/15/27	DKK	3,808,000	642,392
Denmark Government Bond, 0.50%, 11/15/29(1)	DKK	27,000,000	4,615,218
Denmark Government Bond, 4.50%, 11/15/39	DKK	14,620,000	4,412,133
Denmark Government Bond, 0.25%, 11/15/52(1)	DKK	14,000,000	2,404,895
			12,074,638
Dominican Republic — 0.2%
Dominican Republic International Bond, 5.95%, 1/25/27		$1,400,000	1,529,500
Egypt — 0.7%
Egypt Government International Bond, 7.50%, 1/31/27(1)		$4,900,000	5,213,747
10

		Principal Amount/Shares	Value
Finland — 0.8%
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	2,000,000	$2,445,311
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	2,390,000	3,838,691
			6,284,002
France — 3.7%
Caisse de Refinancement de l'Habitat SA, MTN, 4.00%, 1/10/22	EUR	15,000	18,422
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	234,680	301,169
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	346,000	612,271
French Republic Government Bond OAT, 0.00%, 11/25/29(2)	EUR	1,850,000	2,236,571
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	3,535,000	5,283,720
French Republic Government Bond OAT, 1.50%, 5/25/31	EUR	1,460,000	2,035,552
French Republic Government Bond OAT, 5.75%, 10/25/32	EUR	1,060,000	2,146,023
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	4,688,000	9,481,214
French Republic Government Inflation Linked Bond OAT, 0.10%, 3/1/28	EUR	4,638,858	5,823,987
			27,938,929
Germany — 1.0%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	6,150,000	7,648,153
Ghana — 0.2%
Ghana Government International Bond, 7.875%, 3/26/27		$1,700,000	1,656,213
Indonesia — 0.4%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	41,300,000,000	3,148,143
Ireland — 1.6%
Ireland Government Bond, 1.10%, 5/15/29	EUR	4,650,000	6,103,940
Ireland Government Bond, 0.40%, 5/15/35	EUR	4,500,000	5,578,490
Ireland Government Bond, 1.50%, 5/15/50	EUR	60,000	92,537
			11,774,967
Italy — 4.5%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	8,152,000	10,121,442
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	9,382,000	11,962,012
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	1,450,000	1,798,386
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	5,194,000	10,056,375
			33,938,215
Japan — 12.0%
Japan Government Ten Year Bond, 0.10%, 3/20/30	JPY	545,000,000	5,245,377
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,672,200,000	33,989,706
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,303,950,000	28,791,428
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	96,350,000	1,105,784
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	427,200,000	4,004,569
Japanese Government CPI Linked Bond, 0.10%, 3/10/28	JPY	1,945,320,531	18,526,951
			91,663,815
Jordan — 0.2%
Jordan Government International Bond, 7.375%, 10/10/47(1)		$1,700,000	1,762,704
Malaysia — 0.7%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	20,675,000	5,414,077
Mexico — 0.9%
Mexican Bonos, 5.75%, 3/5/26	MXN	70,600,000	3,389,659
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	400,000,000	3,815,207
			7,204,866

11

		Principal Amount/Shares	Value
Netherlands — 1.5%
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,639,000	$9,527,211
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	913,000	1,911,510
			11,438,721
New Zealand — 0.1%
New Zealand Government Bond, 1.50%, 5/15/31	NZD	880,000	639,705
Norway — 0.1%
Norway Government Bond, 1.75%, 9/6/29(1)	NOK	8,270,000	949,165
Peru — 1.1%
Peru Government Bond, 6.15%, 8/12/32(1)	PEN	25,600,000	8,166,974
Poland — 0.4%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	12,035,000	3,398,910
Portugal — 0.3%
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	950,000	1,909,281
Russia — 0.2%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	113,400,000	1,534,825
Singapore — 0.4%
Singapore Government Bond, 2.875%, 7/1/29	SGD	3,760,000	3,234,379
South Africa — 0.7%
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	87,500,000	4,950,643
Spain — 3.0%
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	2,275,000	3,044,518
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	4,823,000	6,128,984
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	3,933,000	6,493,340
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	800,000	1,118,274
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	380,000	867,025
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	3,210,000	5,419,170
			23,071,311
Sweden — 0.2%
Sweden Government Bond, 3.50%, 3/30/39	SEK	9,400,000	1,668,849
Switzerland — 0.6%
Swiss Confederation Government Bond, 0.50%, 5/27/30	CHF	1,233,000	1,484,253
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	1,995,000	3,159,597
			4,643,850
Thailand — 1.4%
Thailand Government Bond, 3.625%, 6/16/23	THB	54,600,000	1,889,615
Thailand Government Bond, 3.85%, 12/12/25	THB	230,450,000	8,484,762
			10,374,377
Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$1,600,000	1,356,989
Turkey — 0.3%
Turkey Government International Bond, 6.875%, 3/17/36		$2,200,000	2,032,250
United Kingdom — 3.6%
United Kingdom Gilt, 4.75%, 12/7/30	GBP	2,520,000	4,718,009
United Kingdom Gilt, 4.50%, 12/7/42	GBP	4,128,000	9,383,991
United Kingdom Gilt, 4.25%, 12/7/49	GBP	2,016,000	4,952,065
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,990,000	8,011,372
			27,065,437
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $414,277,057)			454,238,007

12

		Principal Amount/Shares	Value
CORPORATE BONDS — 25.2%
Australia†
Scentre Group Trust 2, VRN, 4.75%, 9/24/80(1)		$320,000	$314,799
Bermuda — 0.1%
Aircastle Ltd., 5.25%, 8/11/25(1)		500,000	496,667
Athene Holding Ltd., 3.50%, 1/15/31		450,000	453,128
			949,795
Canada — 0.3%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)		820,000	831,636
Mattamy Group Corp., 4.625%, 3/1/30(1)		1,260,000	1,281,067
Teck Resources Ltd., 3.90%, 7/15/30(1)		280,000	293,728
			2,406,431
Cayman Islands — 0.1%
Seagate HDD Cayman, 4.875%, 3/1/24		318,000	348,416
Seagate HDD Cayman, 4.75%, 1/1/25		720,000	792,481
			1,140,897
France — 0.7%
BNP Paribas SA, VRN, 2.59%, 8/12/35(1)		1,090,000	1,051,456
BPCE SA, MTN, 2.875%, 4/22/26	EUR	100,000	131,453
BPCE SA, VRN, 1.65%, 10/6/26(1)		$295,000	297,220
Cie de Financement Foncier SA, MTN, 4.25%, 1/19/22	EUR	55,000	67,795
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	500,000	599,795
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,800,000	2,768,468
Orange SA, MTN, 5.25%, 12/5/25	GBP	150,000	238,243
Societe Generale SA, VRN, 3.65%, 7/8/35(1)		$317,000	319,158
Total Capital SA, MTN, 5.125%, 3/26/24	EUR	30,000	41,437
			5,515,025
Germany — 1.4%
Commerzbank AG, MTN, VRN, 4.00%, 12/5/30	EUR	1,800,000	2,145,434
Deutsche Telekom AG, MTN, 1.375%, 7/5/34	EUR	700,000	894,446
E.ON SE, MTN, 1.625%, 5/22/29	EUR	1,100,000	1,435,260
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	3,585,000	4,666,384
Kreditanstalt fuer Wiederaufbau, MTN, 0.01%, 5/5/27	EUR	1,000,000	1,208,567
			10,350,091
Ireland†
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.15%, 2/15/24		$355,000	352,947
Italy — 1.0%
Aeroporti di Roma SpA, MTN, 1.625%, 6/8/27	EUR	700,000	806,414
Intesa Sanpaolo SpA, MTN, 3.93%, 9/15/26	EUR	1,600,000	2,011,306
Telecom Italia SpA, 5.30%, 5/30/24(1)		$999,000	1,082,391
Telecom Italia SpA, MTN, 4.00%, 4/11/24	EUR	1,000,000	1,246,642
UniCredit SpA, MTN, VRN, 2.00%, 9/23/29	EUR	600,000	651,832
UniCredit SpA, VRN, 5.86%, 6/19/32(1)		$640,000	676,832
UniCredit SpA, VRN, 5.46%, 6/30/35(1)		1,460,000	1,477,086
			7,952,503
Japan — 0.2%
Nissan Motor Co. Ltd., 4.35%, 9/17/27(1)		800,000	802,888
Sumitomo Mitsui Trust Bank Ltd., 1.05%, 9/12/25(1)		340,000	340,271
			1,143,159

13

		Principal Amount/Shares	Value
Luxembourg — 1.3%
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	3,370,000	$4,141,808
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	3,031,000	5,467,416
			9,609,224
Mexico — 0.2%
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		$1,200,000	1,302,120
Multinational — 0.3%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(1)		2,025,000	2,087,188
Netherlands — 0.8%
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	200,000	235,923
Deutsche Telekom International Finance BV, 1.95%, 9/19/21(1)		$616,000	623,082
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,150,000	1,521,801
EDP Finance BV, 1.71%, 1/24/28(1)		$1,030,000	1,019,406
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	1,500,000	1,925,536
Siemens Financieringsmaatschappij NV, MTN, 1.00%, 2/20/25	GBP	800,000	1,061,984
			6,387,732
Norway — 0.4%
DNB Bank ASA, VRN, 1.13%, 9/16/26(1)		$760,000	759,523
Equinor ASA, MTN, 0.875%, 2/17/23	EUR	1,950,000	2,326,203
			3,085,726
Portugal — 0.1%
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	600,000	678,668
Spain — 0.4%
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	900,000	1,074,693
CaixaBank SA, MTN, VRN, 2.25%, 4/17/30	EUR	1,400,000	1,637,675
			2,712,368
Switzerland — 0.6%
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	3,350,000	4,493,368
United Kingdom — 2.6%
AstraZeneca plc, 1.375%, 8/6/30		$993,000	965,439
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	1,400,000	1,638,976
Centrica plc, VRN, 5.25%, 4/10/75	GBP	1,750,000	2,386,148
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	2,640,000	3,552,202
HSBC Holdings plc, VRN, 2.01%, 9/22/28		$285,000	283,494
International Game Technology plc, 5.25%, 1/15/29(1)		780,000	773,452
Lloyds Banking Group plc, VRN, 1.875%, 1/15/26	GBP	770,000	1,014,905
Nationwide Building Society, MTN, VRN, 2.00%, 7/25/29	EUR	1,400,000	1,681,103
Natwest Group plc, VRN, 2.36%, 5/22/24		$60,000	62,021
NatWest Markets plc, 2.375%, 5/21/23(1)		401,000	415,345
Santander UK Group Holdings plc, VRN, 1.53%, 8/21/26		710,000	706,239
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	1,940,000	2,568,393
Smith & Nephew plc, 2.03%, 10/14/30		$570,000	566,131
Tesco plc, MTN, 5.00%, 3/24/23	GBP	1,150,000	1,626,793
Vodafone Group plc, 4.375%, 2/19/43		$415,000	491,361
Vodafone Group plc, VRN, 4.20%, 10/3/78	EUR	900,000	1,146,007
			19,878,009
United States — 14.7%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23		$731,000	735,569
Acuity Brands Lighting, Inc., 2.15%, 12/15/30(3)		820,000	801,441
14

		Principal Amount/Shares	Value
AEP Texas, Inc., 2.10%, 7/1/30		$710,000	$731,909
Air Lease Corp., MTN, 2.875%, 1/15/26		510,000	505,789
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)		1,318,000	1,401,166
Alexandria Real Estate Equities, Inc., 4.70%, 7/1/30		175,000	214,906
Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33		315,000	306,756
American International Group, Inc., 4.50%, 7/16/44		492,000	589,865
Amgen, Inc., 2.20%, 2/21/27		760,000	799,641
Anthem, Inc., 2.375%, 1/15/25		400,000	424,498
Apple, Inc., 2.55%, 8/20/60		180,000	173,135
Ares Finance Co. II LLC, 3.25%, 6/15/30(1)		320,000	332,316
AT&T, Inc., 2.30%, 6/1/27		135,000	140,283
AT&T, Inc., 2.75%, 6/1/31		305,000	316,505
AT&T, Inc., 1.80%, 9/14/39	EUR	700,000	835,783
AT&T, Inc., 3.50%, 6/1/41		$120,000	121,444
AT&T, Inc., 3.30%, 2/1/52		805,000	743,141
Athene Global Funding, 2.55%, 6/29/25(1)		510,000	528,086
Athene Global Funding, 2.45%, 8/20/27(1)		377,000	382,496
Ball Corp., 2.875%, 8/15/30		300,000	297,000
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	900,000	1,246,289
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31		$181,000	187,795
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41		500,000	506,412
Bank of America Corp., MTN, VRN, 2.83%, 10/24/51		150,000	148,747
Belrose Funding Trust, 2.33%, 8/15/30(1)		265,000	264,265
Berkshire Hathaway Finance Corp., 2.85%, 10/15/50		220,000	223,613
Berry Global, Inc., 4.875%, 7/15/26(1)		715,000	749,710
Block Financial LLC, 3.875%, 8/15/30		300,000	309,393
BorgWarner, Inc., 2.65%, 7/1/27		190,000	199,495
Brixmor Operating Partnership LP, 4.05%, 7/1/30		430,000	464,921
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25		236,000	252,350
Broadcom, Inc., 3.15%, 11/15/25		820,000	884,986
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		310,000	327,438
Capital One Bank USA N.A., 3.375%, 2/15/23		284,000	300,885
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)		405,000	422,897
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)		780,000	809,570
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)		1,472,000	1,547,565
Centene Corp., 4.75%, 1/15/25		1,240,000	1,275,650
Centene Corp., 4.625%, 12/15/29		320,000	348,810
Chevron USA, Inc., 1.02%, 8/12/27		300,000	296,544
Citigroup, Inc., 4.65%, 7/23/48		250,000	324,167
Citigroup, Inc., VRN, 2.57%, 6/3/31		365,000	380,295
Comcast Corp., 1.95%, 1/15/31		515,000	522,810
Comcast Corp., 3.20%, 7/15/36		468,000	520,935
Comcast Corp., 3.75%, 4/1/40		120,000	140,391
CommScope, Inc., 5.50%, 3/1/24(1)		1,970,000	2,016,561
Conagra Brands, Inc., 1.375%, 11/1/27		417,000	412,540
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26		785,000	836,417
CSC Holdings LLC, 4.625%, 12/1/30(1)		1,205,000	1,206,344
CubeSmart LP, 2.00%, 2/15/31		380,000	370,450
15

		Principal Amount/Shares	Value
DaVita, Inc., 4.625%, 6/1/30(1)		$1,205,000	$1,226,413
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)		1,020,000	1,122,984
Delta Air Lines, Inc., 7.375%, 1/15/26		240,000	248,312
Discovery Communications LLC, 3.625%, 5/15/30		200,000	221,367
DPL, Inc., 4.125%, 7/1/25(1)		480,000	502,200
Elanco Animal Health, Inc., 5.90%, 8/28/28		1,030,000	1,202,087
EMC Corp., 3.375%, 6/1/23		1,285,000	1,313,334
Equinix, Inc., 5.375%, 5/15/27		730,000	796,164
Equitable Holdings, Inc., 5.00%, 4/20/48		232,000	277,408
Expedia Group, Inc., 3.60%, 12/15/23(1)		857,000	881,800
Five Corners Funding Trust II, 2.85%, 5/15/30(1)		686,000	738,399
Freeport-McMoRan, Inc., 4.625%, 8/1/30		490,000	523,945
General Electric Co., 4.35%, 5/1/50		290,000	307,046
General Motors Co., 5.00%, 4/1/35		10,000	11,099
General Motors Financial Co., Inc., 2.75%, 6/20/25		880,000	909,237
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	960,000	1,299,804
Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25		$834,000	919,072
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30		305,000	322,028
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	900,000	1,342,532
Golub Capital BDC, Inc., 3.375%, 4/15/24		$585,000	583,893
Great-West Lifeco US Finance 2020 LP, 0.90%, 8/12/25(1)		873,000	869,710
Healthcare Realty Trust, Inc., 2.05%, 3/15/31		160,000	157,074
Hewlett Packard Enterprise Co., 1.45%, 4/1/24		732,000	745,759
Highwoods Realty LP, 2.60%, 2/1/31		600,000	593,706
Hologic, Inc., 3.25%, 2/15/29(1)		520,000	523,575
Host Hotels & Resorts LP, 3.75%, 10/15/23		535,000	554,105
International Business Machines Corp., 1.75%, 3/7/28	EUR	1,100,000	1,431,869
IQVIA, Inc., 5.00%, 5/15/27(1)		$1,600,000	1,679,144
Iron Mountain, Inc., 5.00%, 7/15/28(1)		1,980,000	2,023,738
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28		930,000	970,048
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31		395,000	416,783
JPMorgan Chase & Co., VRN, 3.11%, 4/22/51		70,000	73,866
Juniper Networks, Inc., 4.50%, 3/15/24		160,000	178,182
Kemper Corp., 2.40%, 9/30/30		240,000	236,388
Kilroy Realty LP, 2.50%, 11/15/32		830,000	806,247
Kimco Realty Corp., 1.90%, 3/1/28		985,000	971,801
Kraft Heinz Foods Co., 3.875%, 5/15/27(1)		123,000	130,179
Kraft Heinz Foods Co., 3.75%, 4/1/30(1)		290,000	304,580
Lamar Media Corp., 3.75%, 2/15/28		2,010,000	1,999,950
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		1,620,000	1,676,700
Las Vegas Sands Corp., 3.90%, 8/8/29		500,000	499,281
Lennar Corp., 4.75%, 4/1/21		850,000	859,371
Lennox International, Inc., 1.70%, 8/1/27		280,000	279,890
Lexington Realty Trust, 2.70%, 9/15/30		1,019,000	1,029,637
Lincoln National Corp., 4.35%, 3/1/48		740,000	846,159
Lincoln National Corp., 4.375%, 6/15/50		293,000	340,914
MDC Holdings, Inc., 3.85%, 1/15/30		1,340,000	1,418,095
Microchip Technology, Inc., 2.67%, 9/1/23(1)		395,000	410,132
Microsoft Corp., 2.53%, 6/1/50		645,000	656,525
Mondelez International, Inc., 2.75%, 4/13/30		280,000	301,921
Morgan Stanley, VRN, 2.19%, 4/28/26		624,000	654,245
16

	Principal Amount/Shares	Value
Motorola Solutions, Inc., 2.30%, 11/15/30	$540,000	$537,052
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	367,000	384,699
National Retail Properties, Inc., 2.50%, 4/15/30	430,000	426,663
Netflix, Inc., 3.625%, 6/15/25(1)	266,000	276,806
Netflix, Inc., 4.875%, 4/15/28	635,000	715,220
Netflix, Inc., 5.875%, 11/15/28	190,000	227,350
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	1,560,000	1,708,200
Northern States Power Co., 2.60%, 6/1/51	150,000	150,825
Novelis Corp., 4.75%, 1/30/30(1)	462,000	469,387
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	425,000	409,848
Oracle Corp., 4.00%, 7/15/46	1,155,000	1,335,040
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	1,300,000	1,290,688
PayPal Holdings, Inc., 2.30%, 6/1/30	797,000	836,943
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)	850,000	867,807
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	590,000	570,662
Post Holdings, Inc., 4.625%, 4/15/30(1)	870,000	893,925
QVC, Inc., 4.375%, 9/1/28	1,075,000	1,077,822
Realty Income Corp., 3.25%, 1/15/31	260,000	284,519
Regency Centers LP, 3.70%, 6/15/30	500,000	546,419
Regeneron Pharmaceuticals, Inc., 1.75%, 9/15/30	306,000	295,236
RELX Capital, Inc., 3.00%, 5/22/30	435,000	470,281
SBA Communications Corp., 3.875%, 2/15/27(1)	745,000	758,037
SLM Corp., 4.20%, 10/29/25	680,000	690,200
Southwest Airlines Co., 5.125%, 6/15/27	900,000	1,001,989
Spirit Realty LP, 3.20%, 2/15/31	550,000	548,457
Sprint Corp., 7.625%, 2/15/25	1,200,000	1,418,250
Standard Industries, Inc., 4.75%, 1/15/28(1)	1,265,000	1,323,506
Steel Dynamics, Inc., 3.25%, 1/15/31	750,000	811,085
Stryker Corp., 1.95%, 6/15/30	520,000	527,698
Sysco Corp., 3.30%, 7/15/26	230,000	250,967
Sysco Corp., 5.95%, 4/1/30	880,000	1,125,299
T-Mobile USA, Inc., 2.55%, 2/15/31(1)	405,000	412,683
T-Mobile USA, Inc., 3.30%, 2/15/51(1)	410,000	396,536
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(1)	489,000	498,625
TEGNA, Inc., 4.75%, 3/15/26(1)	270,000	277,763
TEGNA, Inc., 4.625%, 3/15/28(1)	1,354,000	1,344,522
Tenet Healthcare Corp., 6.75%, 6/15/23	700,000	738,878
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	420,000	426,582
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	1,580,000	1,537,537
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	523,000	612,583
Toll Brothers Finance Corp., 3.80%, 11/1/29	1,060,000	1,128,730
UnitedHealth Group, Inc., 2.00%, 5/15/30	786,000	819,254
Universal Health Services, Inc., 2.65%, 10/15/30(1)	1,825,000	1,822,637
Unum Group, 4.50%, 3/15/25	260,000	289,397
Upjohn, Inc., 2.70%, 6/22/30(1)	965,000	997,075
Upjohn, Inc., 4.00%, 6/22/50(1)	393,000	413,575
VEREIT Operating Partnership LP, 3.40%, 1/15/28	889,000	932,913
Verizon Communications, Inc., 4.40%, 11/1/34	1,683,000	2,077,746
Verizon Communications, Inc., 2.99%, 10/30/56(1)	400,000	405,086
17

		Principal Amount/Shares	Value
ViacomCBS, Inc., 4.75%, 5/15/25		$560,000	$643,050
ViacomCBS, Inc., 4.375%, 3/15/43		75,000	80,957
Walmart, Inc., 0.18%, 7/15/22	JPY	450,000,000	4,286,674
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28		$285,000	295,958
Wells Fargo & Co., VRN, 3.07%, 4/30/41		600,000	622,973
Welltower, Inc., 2.75%, 1/15/31		360,000	368,225
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25		300,000	319,900
Westlake Chemical Corp., 3.375%, 6/15/30		620,000	665,120
Yum! Brands, Inc., 3.625%, 3/15/31		275,000	270,531
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30		465,000	514,648
			111,699,710
TOTAL CORPORATE BONDS (Cost $189,927,559)			192,059,760
EXCHANGE-TRADED FUNDS — 3.6%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $27,745,795)		893,300	27,460,042
PREFERRED STOCKS — 3.5%
France — 1.6%
AXA SA, MTN, 6.69%		1,270,000	1,988,336
BNP Paribas Cardif SA, 4.03%		1,400,000	1,794,856
BNP Paribas SA, 4.50%(1)		2,053,000	1,956,766
Credit Agricole Assurances SA, 4.25%		1,900,000	2,387,970
Orange SA, MTN, 2.375%		500,000	601,780
TOTAL SE, MTN, 2.625%		2,900,000	3,484,524
			12,214,232
Germany — 0.2%
Allianz SE, 3.375%		1,200,000	1,512,649
Italy — 0.7%
Assicurazioni Generali SpA, MTN, 4.60%		2,200,000	2,719,218
Enel SpA, 2.25%		700,000	813,853
Intesa Sanpaolo Vita SpA, 4.75%		1,000,000	1,212,748
UniCredit SpA, MTN, 3.875%		1,000,000	906,243
			5,652,062
Netherlands — 0.5%
Telefonica Europe BV, 3.00%		2,200,000	2,535,403
Volkswagen International Finance NV, 3.875%		1,000,000	1,176,617
			3,712,020
United Kingdom — 0.2%
BP Capital Markets plc, 4.375%		820,000	848,700
SSE plc, 3.125%		700,000	838,653
			1,687,353
United States — 0.3%
AT&T, Inc., 2.875%		500,000	556,604
JPMorgan Chase & Co., 4.60%		922,000	910,244
Morgan Stanley, 3.85%		675,000	649,675
			2,116,523
TOTAL PREFERRED STOCKS (Cost $26,232,340)			26,894,839
ASSET-BACKED SECURITIES — 2.7%
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(1)		$280,262	288,232
18

	Principal Amount/Shares	Value
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	$5,800,000	$5,803,346
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	1,119,630	1,195,243
Goodgreen, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(1)	2,079,159	2,084,989
Mosaic Solar Loan Trust, Series 2020-1A, Class A SEQ, 2.10%, 4/20/46(1)	1,578,417	1,610,537
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	1,067,051	1,088,446
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	273,375	278,460
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	499,392	503,478
Progress Residential Trust, Series 2020-SFR2, Class C, 3.08%, 6/17/37(1)	750,000	778,603
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(1)	1,109,610	1,140,601
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	1,420,029	1,381,056
Tricon American Homes, Series 2020-SFR1, Class B, 2.05%, 7/17/38(1)	2,700,000	2,749,227
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	1,365,967	1,387,681
TOTAL ASSET-BACKED SECURITIES (Cost $20,060,674)		20,289,899
COLLATERALIZED LOAN OBLIGATIONS — 1.5%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 1.44%, (3-month LIBOR plus 1.20%), 1/15/29(1)	2,050,000	2,047,157
CBAM Ltd., Series 2018-7A, Class B1, VRN, 1.82%, (3-month LIBOR plus 1.60%), 7/20/31(1)	1,500,000	1,464,884
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 1.52%, (3-month LIBOR plus 1.30%), 10/20/32(1)	1,575,000	1,560,933
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.82%, (3-month LIBOR plus 1.60%), 7/20/31(1)	900,000	877,348
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.74%, (3-month LIBOR plus 1.50%), 4/15/31(1)	2,050,000	2,024,079
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class A1, VRN, 2.07%, (3-month LIBOR plus 1.85%), 4/20/31(1)	1,850,000	1,863,368
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 1.92%, (3-month LIBOR plus 1.70%), 4/18/33(1)	1,500,000	1,516,706
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $11,365,317)		11,354,475
U.S. TREASURY SECURITIES — 1.3%
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	2,020,580	2,205,960
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	6,995,220	7,678,135
TOTAL U.S. TREASURY SECURITIES (Cost $10,034,224)		9,884,095
BANK LOAN OBLIGATIONS(4) — 0.2%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 2.65%, (1-month LIBOR plus 2.50%), 2/16/23	774,239	769,400
Bausch Health Companies Inc., 2018 Term Loan B, 3.15%, (1-month LIBOR plus 3.00%), 6/2/25	716,617	701,167
TOTAL BANK LOAN OBLIGATIONS (Cost $1,488,481)		1,470,567
19

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS(5) — 1.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $2,489,843), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $2,449,643)		$2,449,631
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $4,352,430), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $4,267,021)		4,267,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,975	1,975
U.S. Treasury Bills, 0.09%, 12/10/20(6)(7)	$7,000,000	6,999,418
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,717,924)		13,718,024
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $714,849,371)		757,369,708
OTHER ASSETS AND LIABILITIES — 0.5%		3,523,193
TOTAL NET ASSETS — 100.0%		$760,892,901

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	826,277	USD	593,044	UBS AG	12/16/20	$(12,119)
USD	3,550,878	AUD	4,843,529	UBS AG	12/16/20	145,572
BRL	10,742,537	USD	2,051,590	Goldman Sachs & Co.	12/16/20	(182,682)
CAD	28,246,125	USD	21,449,685	Morgan Stanley	12/16/20	(244,025)
CAD	1,405,007	USD	1,068,138	Morgan Stanley	12/16/20	(13,335)
CAD	1,759,199	USD	1,320,231	Morgan Stanley	12/16/20	480
USD	415,645	CAD	548,107	Morgan Stanley	12/16/20	4,156
USD	503,685	CAD	668,400	Morgan Stanley	12/16/20	1,886
USD	1,008,989	CAD	1,345,022	Morgan Stanley	12/16/20	(781)
CHF	2,109,759	USD	2,332,927	Morgan Stanley	12/16/20	(28,960)
USD	2,032,430	CLP	1,548,813,242	Goldman Sachs & Co.	12/16/20	29,791
USD	507,355	CLP	391,825,180	Goldman Sachs & Co.	12/16/20	719
CNY	45,797,164	USD	6,708,536	Goldman Sachs & Co.	12/16/20	106,122
CNY	35,024,043	USD	5,167,694	Goldman Sachs & Co.	12/16/20	43,915
CNY	2,680,638	USD	395,579	Goldman Sachs & Co.	12/16/20	3,303
USD	9,043,741	CNY	61,596,920	Goldman Sachs & Co.	12/16/20	(121,935)
USD	365,601	CNY	2,513,140	Goldman Sachs & Co.	12/16/20	(8,357)
COP	4,522,255,227	USD	1,169,448	Goldman Sachs & Co.	12/16/20	(3,285)
USD	1,325,889	COP	4,897,103,853	Goldman Sachs & Co.	12/16/20	63,063
CZK	20,920,505	USD	904,984	UBS AG	12/16/20	(10,207)
USD	2,421,267	CZK	54,362,766	UBS AG	12/16/20	96,155
USD	9,121,349	DKK	57,085,960	Goldman Sachs & Co.	12/16/20	180,982
USD	447,779	DKK	2,824,069	Goldman Sachs & Co.	12/16/20	5,495
EUR	96,661,393	USD	113,764,660	JPMorgan Chase Bank N.A.	11/18/20	(1,150,732)
EUR	370,249	USD	438,100	JPMorgan Chase Bank N.A.	11/18/20	(6,747)
EUR	716,699	USD	847,010	JPMorgan Chase Bank N.A.	11/18/20	(12,030)
EUR	868,222	USD	1,014,714	JPMorgan Chase Bank N.A.	11/18/20	(3,205)
USD	478,287	EUR	407,922	JPMorgan Chase Bank N.A.	11/18/20	3,043
USD	1,058,558	EUR	897,806	JPMorgan Chase Bank N.A.	11/18/20	12,583
USD	763,261	EUR	647,611	JPMorgan Chase Bank N.A.	11/18/20	8,772
20

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	247,919	EUR	209,581	JPMorgan Chase Bank N.A.	11/18/20	$3,750
USD	785,196	EUR	664,395	JPMorgan Chase Bank N.A.	11/18/20	11,152
USD	1,512,939	EUR	1,288,568	JPMorgan Chase Bank N.A.	11/18/20	11,711
USD	1,114,903	EUR	954,811	JPMorgan Chase Bank N.A.	11/18/20	2,515
USD	243,308	EUR	208,291	JPMorgan Chase Bank N.A.	11/18/20	642
GBP	7,276,255	USD	9,380,439	Bank of America N.A.	12/16/20	49,023
GBP	531,105	USD	688,840	Bank of America N.A.	12/16/20	(569)
GBP	309,000	USD	404,582	Bank of America N.A.	12/16/20	(4,142)
USD	347,589	GBP	269,371	Bank of America N.A.	12/16/20	(1,495)
USD	1,070,625	GBP	825,921	Bank of America N.A.	12/16/20	295
HKD	1,526,317	USD	196,807	Bank of America N.A.	12/16/20	66
HUF	316,023,228	USD	1,049,040	UBS AG	12/16/20	(46,222)
HUF	214,000,025	USD	680,920	UBS AG	12/16/20	(1,846)
USD	1,007,417	HUF	309,008,981	UBS AG	12/16/20	26,857
IDR	28,603,054,556	USD	1,903,824	Goldman Sachs & Co.	12/16/20	23,090
IDR	9,841,442,167	USD	664,244	Goldman Sachs & Co.	12/16/20	(1,252)
USD	801,740	IDR	11,945,929,479	Goldman Sachs & Co.	12/16/20	(3,026)
ILS	5,321,770	USD	1,558,324	UBS AG	12/16/20	2,075
USD	939,845	ILS	3,200,454	UBS AG	12/16/20	1,438
INR	273,738,593	USD	3,696,598	UBS AG	12/16/20	(39,167)
USD	3,652,770	INR	273,738,593	UBS AG	12/16/20	(4,660)
JPY	9,459,254,858	USD	89,950,389	Bank of America N.A.	11/18/20	414,637
USD	895,388	JPY	93,691,865	Bank of America N.A.	11/18/20	342
KRW	16,456,852,450	USD	13,960,090	Goldman Sachs & Co.	12/16/20	513,848
KZT	375,507,634	USD	861,157	Goldman Sachs & Co.	12/21/20	(3,981)
USD	854,397	KZT	375,507,634	Goldman Sachs & Co.	12/21/20	(2,779)
MXN	53,799,347	USD	2,529,135	Morgan Stanley	12/16/20	(4,738)
MXN	16,182,087	USD	733,079	Morgan Stanley	12/16/20	26,224
USD	703,937	MXN	15,041,665	Morgan Stanley	12/16/20	(1,855)
MYR	5,820,562	USD	1,414,818	Goldman Sachs & Co.	12/16/20	(19,340)
USD	1,510,847	MYR	6,259,592	Goldman Sachs & Co.	12/16/20	10,112
USD	693,429	MYR	2,911,363	Goldman Sachs & Co.	12/16/20	(4,569)
USD	826,844	MYR	3,450,007	Goldman Sachs & Co.	12/16/20	(294)
NOK	11,139,617	USD	1,239,059	Goldman Sachs & Co.	12/16/20	(72,384)
USD	941,379	NOK	8,802,886	Goldman Sachs & Co.	12/16/20	19,434
NZD	4,986,295	USD	3,318,853	UBS AG	12/16/20	(21,796)
USD	2,339,387	NZD	3,478,280	UBS AG	12/16/20	39,465
USD	7,693,781	PEN	27,409,096	Goldman Sachs & Co.	12/16/20	112,302
USD	2,653,264	PHP	129,144,973	UBS AG	12/16/20	(5,169)
USD	955,399	PLN	3,578,720	Goldman Sachs & Co.	12/16/20	51,262
RON	3,539,956	USD	857,485	Goldman Sachs & Co.	12/16/20	(11,770)
RUB	257,285,938	USD	3,279,617	Goldman Sachs & Co.	12/16/20	(56,075)
USD	3,182,338	RUB	241,086,600	Goldman Sachs & Co.	12/16/20	161,758
SEK	36,846,321	USD	4,218,433	Goldman Sachs & Co.	12/16/20	(75,354)
SEK	8,296,110	USD	937,415	Goldman Sachs & Co.	12/16/20	(4,583)
USD	1,021,943	SEK	9,076,036	Goldman Sachs & Co.	12/16/20	1,414
USD	726,438	SGD	987,648	Bank of America N.A.	12/16/20	3,374
USD	6,137,036	THB	191,966,477	Goldman Sachs & Co.	12/16/20	(20,758)
TWD	78,088,525	USD	2,709,253	UBS AG	12/16/20	51,847
USD	5,049,290	ZAR	83,750,050	UBS AG	12/17/20	(70,558)
						$(32,112)
21

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Canadian 10-Year Government Bonds	61	December 2020	$6,915,439	$(39,994)
Euro-Buxl 30-Year Bonds	14	December 2020	3,729,955	82,030
Euro-OAT 10-Year Bonds	65	December 2020	12,877,710	297,400
Japanese 10-Year Government Bonds	19	December 2020	27,563,112	7,078
Japanese 10-Year Mini Government Bonds	268	December 2020	38,878,495	(6,117)
Korean Treasury 10-Year Bonds	140	December 2020	16,262,801	(10,117)
U.K. Gilt 10-Year Bonds	86	December 2020	15,116,511	(20,725)
			$121,344,023	$309,555

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury Ultra Bonds	57	December 2020	$12,255,000	$374,016
U.S. Treasury 10-Year Ultra Notes	515	December 2020	80,999,844	1,002,635
U.S. Treasury Long Bonds	73	December 2020	12,590,219	264,211
U.S. Treasury 10-Year Notes	226	December 2020	31,237,437	189,445
U.S. Treasury 5-Year Notes	78	December 2020	9,796,922	13,231
			$146,879,422	$1,843,538

^Amount represents value and unrealized appreciation (depreciation).

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index Monthly	Fixed Rate	Termination Date	Notional Amount		Value*
Goldman Sachs & Co.	BZDIOVRA	Pay	5.71%	1/2/25	BRL	50,800,000	$(206,519)

*Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$3,250,000	$(527)	$(34,571)	$(35,098)
CPURNSA	Receive	1.87%	11/25/29	$9,500,000	(602)	5,939	5,337
					$(1,129)	$(28,632)	$(29,761)

22

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 34	Buy	(5.00)%	6/20/25	$24,311,000	$(203,406)	$(969,592)	$(1,172,998)
Markit CDX North America High Yield Index Series 35	Sell	5.00%	12/20/25	$11,700,000	465,251	3,193	468,444
					$261,845	$(966,399)	$(704,554)

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Bank of America N.A./ Republic of South Africa Government International Bond(8)	Buy	(1.00)%	12/20/25	$11,080,000	$1,116,393	$(186,909)	$929,484

‡ The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^ The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

23

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar	LIBOR	-	London Interbank Offered Rate
BRL	-	Brazilian Real	MTN	-	Medium Term Note
BZDIOVRA	-	Brazil Interbank Deposit Rate	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
CNY	-	Chinese Yuan	PHP	-	Philippine Peso
COP	-	Colombian Peso	PLN	-	Polish Zloty
CPI	-	Consumer Price Index	RON	-	New Romanian Leu
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index	RUB	-	Russian Ruble
			SEK	-	Swedish Krona
CZK	-	Czech Koruna	SEQ	-	Sequential Payer
DKK	-	Danish Krone	SGD	-	Singapore Dollar
EUR	-	Euro	THB	-	Thai Baht
GBP	-	British Pound	TWD	-	Taiwanese Dollar
HKD	-	Hong Kong Dollar	USD	-	United States Dollar
HUF	-	Hungarian Forint	VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge	ZAR	-	South African Rand

†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $181,046,859, which represented 23.8% of total net assets. Of these securities, 0.1% of total net assets were deemed illiquid under policies approved by the Board of Trustees.
(2)Security is a zero-coupon bond.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)Category includes collateral received at the custodian bank for collateral requirements on forward foreign currency exchange contracts and/or swap agreements. At the period end, the aggregate value of cash deposits received was $610,000.
(6)The rate indicated is the yield to maturity at purchase.
(7)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,147,383.
(8)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $939,475.

See Notes to Financial Statements.
24

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $714,849,371)	$757,369,708
Foreign currency holdings, at value (cost of $152,007)	143,909
Foreign deposits with broker for futures contracts, at value (cost of $607,483)	639,666
Receivable for investments sold	1,626,347
Receivable for capital shares sold	139,696
Receivable for variation margin on futures contracts	311,699
Receivable for variation margin on swap agreements	10,068
Unrealized appreciation on forward foreign currency exchange contracts	2,244,670
Swap agreements, at value (including net premiums paid (received) of $1,116,393)	929,484
Interest and dividends receivable	6,666,976
770,082,223

Liabilities
Payable for collateral received for forward foreign currency exchange contracts	600,000
Payable for collateral received for swap agreements	10,000
Payable for investments purchased	5,437,031
Payable for capital shares redeemed	97,753
Payable for variation margin on futures contracts	239,882
Payable for variation margin on swap agreements	10,430
Unrealized depreciation on forward foreign currency exchange contracts	2,276,782
Swap agreements, at value	206,519
Accrued management fees	298,464
Distribution and service fees payable	1,119
Accrued foreign taxes	11,342
9,189,322

Net Assets	$760,892,901

Net Assets Consist of:
Capital paid in	$709,566,216
Distributable earnings	51,326,685
$760,892,901

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$358,334,075	26,329,461	$13.61
I Class	$70,362,528	5,147,602	$13.67
Y Class	$21,015,176	1,532,580	$13.71
A Class	$4,290,794	320,066	$13.41*
C Class	$198,375	15,395	$12.89
R Class	$83,645	6,305	$13.27
R5 Class	$5,004,924	365,097	$13.71
R6 Class	$481,173	35,060	$13.72
G Class	$301,122,211	21,665,704	$13.90
*Maximum offering price $14.04 (net asset value divided by 0.955).

See Notes to Financial Statements.
25

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $47,777)	$12,922,663
Dividends	209,620
13,132,283

Expenses:
Management fees	4,479,350
Distribution and service fees:
A Class	15,195
C Class	2,532
R Class	399
Trustees' fees and expenses	45,724
Other expenses	23,180
4,566,380
Fees waived - G Class	(1,063,692)
3,502,688

Net investment income (loss)	9,629,595

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,087,161
Forward foreign currency exchange contract transactions	7,192,772
Futures contract transactions	(7,244,780)
Swap agreement transactions	(770,774)
Foreign currency translation transactions	182,621
3,447,000

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(6,425))	9,099,297
Forward foreign currency exchange contracts	(2,438,999)
Futures contracts	3,213,243
Swap agreements	(832,496)
Translation of assets and liabilities in foreign currencies	65,052
9,106,097

Net realized and unrealized gain (loss)	12,553,097

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,182,692

See Notes to Financial Statements.
26

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$9,629,595	$11,590,806
Net realized gain (loss)	3,447,000	(16,467,386)
Change in net unrealized appreciation (depreciation)	9,106,097	54,435,481
Net increase (decrease) in net assets resulting from operations	22,182,692	49,558,901

Distributions to Shareholders
From earnings:
Investor Class	—	(5,700,617)
I Class	—	(286,953)
Y Class	—	(74,064)
A Class	—	(106,614)
C Class	—	(2,028)
R Class	—	(657)
R5 Class	—	(89,861)
R6 Class	—	(45,312)
G Class	—	(4,071,986)
Decrease in net assets from distributions	—	(10,378,092)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	94,238,036	(50,808,359)

Net increase (decrease) in net assets	116,420,728	(11,627,550)

Net Assets
Beginning of period	644,472,173	656,099,723
End of period	$760,892,901	$644,472,173

See Notes to Financial Statements.
27

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, bank loan obligations, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

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Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

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Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 42% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

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The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended October 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4925% to 0.6100%	0.2500% to 0.3100%	0.79%
I Class		0.1500% to 0.2100%	0.69%
Y Class		0.0500% to 0.1100%	0.59%
A Class		0.2500% to 0.3100%	0.79%
C Class		0.2500% to 0.3100%	0.79%
R Class		0.2500% to 0.3100%	0.79%
R5 Class		0.0500% to 0.1100%	0.59%
R6 Class		0.0000% to 0.0600%	0.54%
G Class		0.0000% to 0.0600%	0.00%(1)
(1) Effective annual management fee before waiver was 0.54%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 totaled $456,856,831, of which $8,041,664 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2020 totaled $452,268,426, of which $15,351,959 represented U.S. Treasury and Government Agency obligations.

On August 28, 2020, the fund received investment securities and other financial instruments valued at $101,804,167 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,130,534	$40,732,170	1,947,977	$24,803,746
Issued in reinvestment of distributions	—	—	452,369	5,613,898
Redeemed	(3,489,702)	(45,210,439)	(8,607,398)	(111,633,543)
	(359,168)	(4,478,269)	(6,207,052)	(81,215,899)
I Class
Sold	986,814	12,873,867	5,020,970	66,182,737
Issued in reinvestment of distributions	—	—	22,956	285,812
Redeemed	(1,657,749)	(21,655,181)	(719,606)	(9,332,521)
	(670,935)	(8,781,314)	4,324,320	57,136,028
Y Class
Sold	651,064	8,582,571	761,311	9,797,906
Issued in reinvestment of distributions	—	—	5,944	74,064
Redeemed	(155,038)	(2,015,077)	(32,809)	(422,212)
	496,026	6,567,494	734,446	9,449,758
A Class
Sold	177,092	2,279,255	129,383	1,650,453
Issued in reinvestment of distributions	—	—	8,601	105,703
Redeemed	(547,253)	(7,055,293)	(198,274)	(2,514,001)
	(370,161)	(4,776,038)	(60,290)	(757,845)
C Class
Sold	1,348	16,786	4,195	51,880
Issued in reinvestment of distributions	—	—	121	1,446
Redeemed	(10,524)	(131,388)	(20,369)	(251,100)
	(9,176)	(114,602)	(16,053)	(197,774)
R Class
Sold	6,677	86,410	3,828	48,141
Issued in reinvestment of distributions	—	—	54	657
Redeemed	(6,355)	(79,243)	(3,487)	(43,104)
	322	7,167	395	5,694
R5 Class
Sold	1,861	24,379	1,078	13,813
Issued in reinvestment of distributions	—	—	627	7,811
Redeemed	(79,965)	(1,075,604)	(8,433)	(107,346)
	(78,104)	(1,051,225)	(6,728)	(85,722)
R6 Class
Sold	14,587	198,401	16,058	203,449
Issued in reinvestment of distributions	—	—	3,637	45,312
Redeemed	(2,896)	(36,597)	(212,077)	(2,700,631)
	11,691	161,804	(192,382)	(2,451,870)
G Class
Sold	10,629,790	146,219,355	776,002	9,953,569
Issued in reinvestment of distributions	—	—	326,020	4,071,986
Redeemed	(2,948,339)	(39,516,336)	(3,663,979)	(46,716,284)
	7,681,451	106,703,019	(2,561,957)	(32,690,729)
Net increase (decrease)	6,701,946	$94,238,036	(3,985,301)	$(50,808,359)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$454,238,007	—
Corporate Bonds	—	192,059,760	—
Exchange-Traded Funds	$27,460,042	—	—
Preferred Stocks	—	26,894,839	—
Asset-Backed Securities	—	20,289,899	—
Collateralized Loan Obligations	—	11,354,475	—
U.S. Treasury Securities	—	9,884,095	—
Bank Loan Obligations	—	1,470,567	—
Temporary Cash Investments	1,975	13,716,049	—
	$27,462,017	$729,907,691	—
Other Financial Instruments
Futures Contracts	$1,843,538	$386,508	—
Swap Agreements	—	1,403,265	—
Forward Foreign Currency Exchange Contracts	—	2,244,670	—
	$1,843,538	$4,034,443	—

Liabilities
Other Financial Instruments
Futures Contracts	—	$76,953	—
Swap Agreements	—	1,414,615	—
Forward Foreign Currency Exchange Contracts	—	2,276,782	—
	—	$3,768,350	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $26,777,971.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $363,909,748.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $138,017,861 futures contracts purchased and $95,816,713 futures contracts sold.

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A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $66,991,935.
Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $13,000,000.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$10,068	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	929,484	Swap agreements	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	2,244,670	Unrealized depreciation on forward foreign currency exchange contracts	$2,276,782
Interest Rate Risk	Receivable for variation margin on futures contracts*	311,699	Payable for variation margin on futures contracts*	239,882
Interest Rate Risk	Swap agreements	—	Swap agreements	206,519
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	10,430
		$3,495,921		$2,733,613

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,274,841)	Change in net unrealized appreciation (depreciation) on swap agreements	$(763,137)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	7,192,772	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,438,999)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(7,244,780)	Change in net unrealized appreciation (depreciation) on futures contracts	3,213,243
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	475,645	Change in net unrealized appreciation (depreciation) on swap agreements	(71,084)
Other Contracts	Net realized gain (loss) on swap agreement transactions	28,422	Change in net unrealized appreciation (depreciation) on swap agreements	1,725
		$(822,782)		$(58,252)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
9. Federal Tax Information
The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	—	$10,378,092
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$716,550,444
Gross tax appreciation of investments	$45,989,936
Gross tax depreciation of investments	(5,170,672)
Net tax appreciation (depreciation) of investments	40,819,264
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(955,202)
Net tax appreciation (depreciation)	$39,864,062
Other book-to-tax adjustments	$(1,044,388)
Undistributed ordinary income	$15,044,386
Accumulated short-term capital losses	$(2,517,437)
Accumulated long-term capital losses	$(19,938)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

37

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$13.18	0.16	0.27	0.43	—	—	—	—	$13.61	3.26%	0.80%	1.25%	72%	$358,334
2019	$12.40	0.20	0.76	0.96	(0.18)	—	—	(0.18)	$13.18	7.80%	0.81%	1.57%	46%	$351,630
2018	$12.96	0.23	(0.74)	(0.51)	—	(0.05)	—	(0.05)	$12.40	(3.98)%	0.81%	1.76%	40%	$407,913
2017	$12.82	0.09	0.05	0.14	—	—	—	—	$12.96	1.09%	0.80%	0.74%	87%	$452,514
2016	$12.39	0.11	0.58	0.69	—	(0.25)	(0.01)	(0.26)	$12.82	5.57%	0.80%	0.85%	40%	$434,618
I Class
2020	$13.22	0.18	0.27	0.45	—	—	—	—	$13.67	3.40%	0.70%	1.35%	72%	$70,363
2019	$12.44	0.19	0.78	0.97	(0.19)	—	—	(0.19)	$13.22	7.88%	0.71%	1.67%	46%	$76,919
2018	$12.99	0.25	(0.75)	(0.50)	—	(0.05)	—	(0.05)	$12.44	(3.90)%	0.71%	1.86%	40%	$18,592
2017(3)	$12.31	0.06	0.62	0.68	—	—	—	—	$12.99	5.52%	0.70%(4)	0.88%(4)	87%(5)	$20,782
Y Class
2020	$13.25	0.19	0.27	0.46	—	—	—	—	$13.71	3.47%	0.60%	1.45%	72%	$21,015
2019	$12.47	0.22	0.76	0.98	(0.20)	—	—	(0.20)	$13.25	7.97%	0.61%	1.77%	46%	$13,732
2018	$13.01	0.28	(0.77)	(0.49)	—	(0.05)	—	(0.05)	$12.47	(3.81)%	0.61%	1.96%	40%	$3,766
2017(3)	$12.31	0.07	0.63	0.70	—	—	—	—	$13.01	5.69%	0.60%(4)	0.96%(4)	87%(5)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$13.01	0.13	0.27	0.40	—	—	—	—	$13.41	3.07%	1.05%	1.00%	72%	$4,291
2019	$12.25	0.17	0.73	0.90	(0.14)	—	—	(0.14)	$13.01	7.45%	1.06%	1.32%	46%	$8,981
2018	$12.83	0.20	(0.73)	(0.53)	—	(0.05)	—	(0.05)	$12.25	(4.18)%	1.06%	1.51%	40%	$9,192
2017	$12.73	0.06	0.04	0.10	—	—	—	—	$12.83	0.79%	1.05%	0.49%	87%	$11,031
2016	$12.33	0.08	0.57	0.65	—	(0.25)	—	(0.25)	$12.73	5.38%	1.05%	0.60%	40%	$18,161
C Class
2020	$12.60	0.03	0.26	0.29	—	—	—	—	$12.89	2.30%	1.80%	0.25%	72%	$198
2019	$11.86	0.08	0.71	0.79	(0.05)	—	—	(0.05)	$12.60	6.69%	1.81%	0.57%	46%	$310
2018	$12.52	0.09	(0.70)	(0.61)	—	(0.05)	—	(0.05)	$11.86	(4.92)%	1.81%	0.76%	40%	$482
2017	$12.51	(0.03)	0.04	0.01	—	—	—	—	$12.52	0.08%	1.80%	(0.26)%	87%	$812
2016	$12.22	(0.02)	0.56	0.54	—	(0.25)	—	(0.25)	$12.51	4.52%	1.80%	(0.15)%	40%	$1,034
R Class
2020	$12.91	0.09	0.27	0.36	—	—	—	—	$13.27	2.79%	1.30%	0.75%	72%	$84
2019	$12.15	0.13	0.74	0.87	(0.11)	—	—	(0.11)	$12.91	7.24%	1.31%	1.07%	46%	$77
2018	$12.76	0.16	(0.72)	(0.56)	—	(0.05)	—	(0.05)	$12.15	(4.44)%	1.31%	1.26%	40%	$68
2017	$12.68	0.03	0.05	0.08	—	—	—	—	$12.76	0.63%	1.30%	0.24%	87%	$151
2016	$12.32	0.04	0.57	0.61	—	(0.25)	—	(0.25)	$12.68	5.06%	1.30%	0.35%	40%	$134

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$13.24	0.19	0.28	0.47	—	—	—	—	$13.71	3.55%	0.60%	1.45%	72%	$5,005
2019	$12.46	0.23	0.75	0.98	(0.20)	—	—	(0.20)	$13.24	7.97%	0.61%	1.77%	46%	$5,870
2018	$13.00	0.26	(0.75)	(0.49)	—	(0.05)	—	(0.05)	$12.46	(3.82)%	0.61%	1.96%	40%	$5,608
2017	$12.83	0.11	0.06	0.17	—	—	—	—	$13.00	1.33%	0.60%	0.94%	87%	$6,005
2016	$12.41	0.13	0.57	0.70	—	(0.25)	(0.03)	(0.28)	$12.83	5.78%	0.60%	1.05%	40%	$373,045
R6 Class
2020	$13.25	0.20	0.27	0.47	—	—	—	—	$13.72	3.62%	0.55%	1.50%	72%	$481
2019	$12.47	0.26	0.73	0.99	(0.21)	—	—	(0.21)	$13.25	8.02%	0.56%	1.82%	46%	$310
2018	$13.00	0.27	(0.75)	(0.48)	—	(0.05)	—	(0.05)	$12.47	(3.74)%	0.56%	2.01%	40%	$2,691
2017	$12.83	0.12	0.05	0.17	—	—	—	—	$13.00	1.33%	0.55%	0.99%	87%	$3,800
2016	$12.41	0.14	0.57	0.71	—	(0.25)	(0.04)	(0.29)	$12.83	5.83%	0.55%	1.10%	40%	$48,582
G Class
2020	$13.35	0.27	0.28	0.55	—	—	—	—	$13.90	4.12%	0.01%(6)	2.04%(6)	72%	$301,122
2019	$12.56	0.31	0.75	1.06	(0.27)	—	—	(0.27)	$13.35	8.62%	0.02%(7)	2.36%(7)	46%	$186,644
2018	$13.02	0.33	(0.74)	(0.41)	—	(0.05)	—	(0.05)	$12.56	(3.19)%	0.02%(8)	2.55%(8)	40%	$207,787
2017(9)	$13.12	0.06	(0.16)	(0.10)	—	—	—	—	$13.02	(0.76)%	0.01%(4)(10)	1.66%(4)(10)	87%(5)	$454,794

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.55% and 1.50%, respectively.
(7)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.56% and 1.82%, respectively.
(8)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.56% and 2.01%, respectively.
(9)July 28, 2017 (commencement of sale) through October 31, 2017.
(10)The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.55% and 1.12%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of International Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

42

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (since 2018); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	63	None
43

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
44

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

45

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
46

renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
47

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to
48

minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 2012

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $112,213
FY 2020: $126,881

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $180,297
FY 2020: $157,500

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 30, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2020